Registration No. 333-_____
 ==============================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
Pre-Effective Amendment No. ____           Post-Effective Amendment No. _____


                        (Check appropriate box or boxes)

                        DREYFUS LIFETIME PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000
                        (Area Code and Telephone Number)

                           c/o The Dreyfus Corporation
                    200 PARK AVENUE, NEW YORK, NEW YORK 10166
                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)

                     (Name and Address of Agent for Service)

                              Mark N. Jacobs, Esq.
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

                                    copy to:

                             Stuart H. Coleman, Esq.
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

          Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          Registrant is registering shares of Common Stock, par value $.001 per share. No filing fee is required because Registrant previously registered 300 million shares on Form N-1A (Registration Nos. 811-7878; 33-66088) pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                        DREYFUS LIFETIME PORTFOLIOS, INC.
                                    Form N-14
                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

                                                    PROSPECTUS/PROXY
FORM N-14 ITEM NO.                                  STATEMENT CAPTION
-----------------                                   -----------------

PART A
------

Item 1.      Beginning of Registration              Cover Page
             Statement and Outside Front
             Cover Page of Prospectus

Item 2.      Beginning and Outside Back             Cover Page
             Cover Page of Prospectus

Item 3.      Synopsis Information and               Summary
             Risk Factors

Item 4.      Information About the                  Letter to Shareholders;
             Transaction                            Comparison of the Funds

Item 5.      Information About the
             Registrant                             Letter to Shareholders;
                                                    Comparison of the Funds

Item 6.      Information About the Company          Letter to Shareholders;
             Being Acquired                         Comparison of the Funds

Item 7.      Voting Information                     Letter to Shareholders;
                                                    Voting Information

Item 8.      Interest of Certain Persons            Not Applicable
             and Experts

Item 9.      Additional Information Required        Not Applicable
             for Reoffering by Persons Deemed
             to be Underwriters


                                                    STATEMENT OF ADDITIONAL
PART B                                              INFORMATION CAPTION
------                                              ------------------------

Item 10.     Cover Page                             Cover Page

Item 11.     Table of Contents                      Not Applicable

Item 12.     Additional Information About
             the Registrant                         Statement of Additional
                                                    Information of Dreyfus
                                                    LifeTime Portfolios, Inc.
                                                    dated February  1, 1999(1)

Item 13.     Additional Information About           Statement of Additional
             the Company Being Acquired             Information of Dreyfus Asset
                                                    Allocation Fund, Inc. dated
                                                    September 1, 1998(2)

Item 14.     Financial Statements                   Statement of Additional
                                                    Information of Dreyfus
                                                    LifeTime Portfolios, Inc.
                                                    dated February 1, 1999(1);
                                                    Statement of Additional
                                                    Information of Dreyfus Asset
                                                    Allocation Fund, Inc. dated
                                                    September 1, 1998(2) and Pro
                                                    Forma Financial Statements

PART C
------

Item 15.     Indemnification

Item 16.     Exhibits

Item 17.     Undertakings


---------------------


1 Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A dated February 4, 1999 (File No. 33-66088).

2 Incorporated herein by reference to the Registration Statement of Dreyfus Asset Allocation Fund, Inc. on Form N-1A dated August 28, 1998 (File No. 33-62626).

                       DREYFUS ASSET ALLOCATION FUND, INC.
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166


Dear Shareholder:

          As a shareholder of Dreyfus Asset Allocation Fund, Inc. (the "Fund"), you are entitled to vote on the proposal described below and in the enclosed materials. Management of the Fund has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of another fund advised by The Dreyfus Corporation that has the same investment objective and similar management policies. A larger fund should enhance the ability of portfolio managers to select a larger number of portfolio securities on more favorable terms and thereby diversify investments through a larger number of portfolio issues. Additionally, greater aggregate net assets should enable shareholders to share in the benefits of economies of scale, which may result in lower overall expense ratios by spreading the fixed costs of fund operations over a larger asset base.

          The fund selected for this purpose is the Growth and Income Portfolio (the "Acquiring Fund") of Dreyfus LifeTime Portfolios, Inc. The Fund would exchange (the "Exchange") all of its assets, subject to liabilities, for Investor Class shares of the Acquiring Fund (collectively, the "Acquiring Fund Shares"). Promptly thereafter, the Fund would distribute pro rata the Acquiring Fund Shares received in the Exchange to its shareholders in complete liquidation of the Fund. Thus, each shareholder will receive for his or her shares of the Fund a number of Acquiring Fund Shares equal to the value of such Fund shares as of the date of the Exchange. The Exchange will not result in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange.

          Further information about the transaction is contained in the enclosed materials. Please take the time to review carefully the enclosed materials and then vote by completing, dating, signing and returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

          THE FUND'S BOARD MEMBERS RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION. IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN July 31, 1999.

          If you have any questions after considering the enclosed materials, please call toll-free 1-800-645-6561.

                               Sincerely,


                               Marie E. Connolly,
                               President, Dreyfus Asset
                               Allocation Fund,  Inc.
June ___, 1999

Preliminary Copy

                       DREYFUS ASSET ALLOCATION FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Asset Allocation Fund, Inc. (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Friday, August 6, 1999 at 10:00 a.m. for the following purposes:

          1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of all of the Fund's assets and liabilities to the Growth and Income Portfolio (the "Acquiring Fund") of Dreyfus LifeTime Portfolios, Inc. ("DLPI") solely in exchange (the "Exchange") for Investor Class shares of the Acquiring Fund ("Acquiring Fund Shares"). The Fund will distribute the Acquiring Fund Shares received in the Exchange to its shareholders in an amount equal in net asset value to shares of the Fund held by such shareholders as of the date of the Exchange, after which the Fund will be dissolved; and

          2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on June 4, 1999, will be entitled to receive notice of and to vote at the meeting.

          By Order of the Board of Directors


                                                      Margaret W. Chambers,
                                                      Secretary

New York, New York
June __, 1999

==============================================================================

     WE NEED YOUR PROXY VOTE IMMEDIATELY

     A SHAREHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE ACQUIRED FUND, AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE ACQUIRED FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

==============================================================================

START

Preliminary Copy                                                 June __, 1999

                            TRANSFER OF THE ASSETS OF

                       DREYFUS ASSET ALLOCATION FUND, INC.

                 TO AND IN EXCHANGE FOR INVESTOR CLASS SHARES OF

        GROWTH AND INCOME PORTFOLIO OF DREYFUS LIFETIME PORTFOLIOS, INC.

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, AUGUST 6, 1999

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Asset Allocation Fund, Inc. (the "Acquired Fund") to be used at its Special Meeting of Shareholders (the "Meeting") to be held on Friday, August 6, 1999 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 4, 1999 (each, a "Shareholder" and, collectively, the "Shareholders") are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Acquired Fund transfer all of its assets, subject to liabilities, to the Growth and Income Portfolio (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds") of Dreyfus LifeTime Portfolios, Inc. ("DLPI") in exchange (the "Exchange") for Investor Class shares of the Acquiring Fund ("Acquiring Fund Shares"), all as more fully described herein. Upon completion of the Exchange, Acquiring Fund Shares received by the Acquired Fund will be distributed to Shareholders, with each Shareholder receiving a pro rata distribution of Acquiring Fund Shares (or fractions thereof) for the Acquired Fund shares held prior to the Exchange. Thus, each Shareholder will receive a number of Acquiring Fund Shares (or fractions thereof) equal in value to the aggregate net asset value of the Shareholder's Acquired Fund shares as of the date of the Exchange.

                       ----------------------------------

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Shareholders should know before voting on the Proposal or receiving Acquiring Fund Shares.

          A Statement of Additional Information dated June __, 1999, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated herein by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Acquiring Fund and the Acquired Fund. For a free copy of the Statement of Additional Information, write to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166, or call 1-800-645-6561.

-------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

-------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

          Each Fund is an open-end management investment company with the same investment adviser, distributor and investment objective. Both Funds also have similar management policies. The substantive differences between the Acquired Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The DLPI Prospectus dated February 1, 1999 and Annual Report for the fiscal year ended September 30, 1998 accompany this Prospectus/Proxy Statement and are incorporated herein by reference. FOR FREE COPIES OF THE ACQUIRED FUND PROSPECTUS DATED SEPTEMBER 1, 1998, AS REVISED OCTOBER 14, 1998, AND THE ACQUIRED FUND ANNUAL REPORT FOR THE FISCAL YEAR ENDED APRIL 30, 1998, WRITE TO THE ACQUIRED FUND AT ITS PRINCIPAL EXECUTIVE OFFICES, LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-645-6561.

          Shareholders are entitled to one vote for each Acquired Fund share held and fractional votes for each fractional Acquired Fund share held. Acquired Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Acquired Fund, which must indicate the Shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any Shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of April 30, 1999, 4,784,550 Acquired Fund shares were issued and outstanding.

          Proxy materials will be mailed to Shareholders of record on or about June 11, 1999.

                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          -----

Summary.................................................................
Reasons for the Exchange................................................
Information about the Exchange..........................................
Additional Information about each Fund..................................
Voting Information......................................................
Financial Statements and Experts........................................
Other Matters...........................................................
Notice to Banks, Broker/Dealers and
  Voting Trustees and Their Nominees....................................
Appendix A: Form of Agreement and Plan
  of Reorganization.....................................................   A-1

     APPROVAL OR DISAPPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND

                                     SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the DLPI Prospectus, the Acquired Fund Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Appendix A.

          PROPOSED TRANSACTION. The Acquired Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Agreement"). The Agreement provides that, subject to the requisite approval of Acquired Fund Shareholders, the Acquired Fund transfer to the Acquiring Fund all of its assets (subject to liabilities) in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of Acquired Fund shares. The Acquired Fund will distribute such Acquiring Fund Shares among its Shareholders. Each Shareholder of the Acquired Fund will receive Acquiring Fund Shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the Shareholder's Acquired Fund shares as of the date of the Exchange. Thereafter, the Acquired Fund will be dissolved.

          As a result of the Exchange, each Shareholder will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund as of the close of business on the closing date of the Exchange.

          The Acquired Fund's Board has concluded unanimously that the Exchange would be in the best interests of Shareholders of the Acquired Fund and the interests of existing Shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated by the Exchange. See "Reasons for the Exchange."

          TAX CONSEQUENCES. The Exchange is designed to qualify for Federal income tax purposes as a tax-free reorganization. As a condition to the closing of the Exchange, each Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by Acquired Fund Shareholders for Federal income tax purposes as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund Shares received by an Acquired Fund Shareholder will be the same as the holding period and aggregate tax basis of the Shareholder's Acquired Fund shares, and
(c) the holding period and tax basis of the Acquired Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Acquired Fund immediately prior to the Exchange. See "Information about the Exchange--Federal Income Tax Consequences."

          COMPARISON OF THE FUNDS. The following discussion is qualified by the more complete information set forth in the Fund's Prospectuses, which are incorporated herein by reference.

          GENERAL. Each Fund is an open-end, management investment company advised by The Dreyfus Corporation ("Dreyfus"). Mellon Equity Associates ("Mellon Equity"), an affiliate of Dreyfus, serves as the Acquiring Fund's sub-investment adviser. Each Fund has the same investment objective, namely to maximize total return, consisting of capital appreciation and current income.

          The management policies of the Funds are similar in that each Fund seeks to achieve its investment objective by following an asset allocation strategy. The Acquired Fund follows an asset allocation strategy that contemplates shifts, which may be frequent, among equity and fixed-income securities and short-term money market instruments. The following table sets forth these three asset classes, along with the expected asset mix among the classes during normal market conditions (benchmark percentages) and expected variations from the benchmarks (strategy ranges) within which Dreyfus manages the Acquired Fund's assets:

                                         BENCHMARK                STRATEGY
ASSET CLASS                             PERCENTAGE                 RANGE

Equity securities                           55%                    40-80%

Fixed-income securities                     35%                    20-60%

Short-term money market
instruments                                 10%                    0-40%

          The Acquired Fund may invest up to 20% of the value of its total assets in equity securities of foreign companies which are not publicly traded in the United States. The Acquired Fund may invest up to 30% of its total assets in fixed-income securities of foreign issuers. While the Acquired Fund is not subject to any limit on the percentage of its assets that may be invested in fixed-income securities having a certain rating, the Acquired Fund intends to invest less than 35% of its assets in fixed-income securities rated lower than investment grade ("high yield" or "junk" bonds).

          The Acquiring Fund follows an asset allocation strategy that contemplates shifts between common stocks and fixed-income securities only. The following table sets forth these two asset classes, benchmark percentages and strategy ranges within which Mellon Equity manages the Acquiring Fund's assets:

                                        BENCHMARK               STRATEGY
ASSET CLASS                            PERCENTAGE                RANGE

Common stocks                              50%                   35-65%
Fixed-income securities                    50%                   35-65%

          The common stock portion of the Acquiring Fund's portfolio is further divided into 80% large capitalization stocks (typically with market capitalizations of more than $1.4 billion) and 20% small capitalization stocks. The Acquiring Fund may invest up to 15% of its assets in foreign securities. The Acquiring Fund may not invest in fixed-income securities rated below investment grade. In addition, in selecting securities for the Acquiring Fund, Mellon Equity attempts to approximate the investment characteristics of designated benchmark indices but with expected returns that exceed the benchmark. The designated benchmark indices and the corresponding asset classes are set forth in the following table:

                                                  BENCHMARK
ASSET CLASS                                         INDEX

Domestic large cap equity               Standard & Poor's 500 Index
                                        ("S&P 500 Index")*

Domestic small cap equity               Russell 2000 Index*

International equity                    Morgan Stanley Capital International,
                                        Europe, Australasia, Far East (Free)
                                        Index ("EAFE Index")*

Domestic fixed-income                   Lehman Brothers, Non-U.S. Government
                                        Bond Index-Hedged ("Lehman Gov/
                                        Corporate Index")*

International fixed-income              J.P. Morgan, Non-U.S. Government Bond
                                        Index-Hedged ("J.P. Morgan Global
                                        Government Index")*

-----------------------

* The S&P 500 Index is a widely recognized unmanaged index of stock market performance. The Russell 2000 Index is composed of selected common stocks of small, generally unseasoned U.S. companies. The EAFE Index is a broadly diversified international index composed of the equity securities of approximately 1,550 companies located outside the United States. The Lehman Gov/Corporate Index is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds. The J.P. Morgan Global Government Index is composed of traded, fixed-rate government bonds from twelve countries with maturities greater than one year. The twelve countries are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

          Each Fund may engage in various investment techniques, such as options and futures transactions, foreign currency transactions, leveraging and lending portfolios securities. In addition, the Acquired Fund may engage--and the Acquiring Fund may not engage--in short-selling and interest rate swaps. The Acquired Fund may invest in convertible securities, warrants, municipal obligations and mortgage-related securities, while the Acquiring Fund may not invest in these securities. The Acquiring Fund may invest in securities issued by other investment companies, while the Acquired Fund may not invest in these securities. Under the 1940 Act, the Acquiring Fund's investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company,
(ii) 5% of the Acquiring Fund's total assets with respect to any one investment company, and (iii) 10% of the Acquiring Fund's total assets in the aggregate. Also, the Acquired Fund's annual portfolio turnover rate is not expected to exceed 250%, while the Acquiring Fund's portfolio turnover rate is not expected to exceed 100%.

          For more information on either Fund's management policies, see "Description of the Fund" in the Acquired Fund Prospectus and "The Fund-- Goal/Approach" in the DLPI Prospectus.

          Both the Acquired Fund and DLPI are corporations organized under the laws of the State of Maryland and have substantially identical charter documents.

          RISK FACTORS. The investment risks of each Fund are substantially similar. Because stocks and bonds fluctuate in price, the value of your investment in either Fund will fluctuate, which means that you could lose money. The stock and bond markets can perform differently from each other at any given time (as well as over the long term), so each Fund will be affected by its asset allocation. If the portfolio manager of either Fund favors an asset class during a period when the asset class underperforms, the Fund's performance may be hurt.

          A Fund's stock investments could cause sudden drops in share price or contribute to long-term underperformance. Small company stocks tend to be more volatile than large company stocks and could have a disproportionate effect on performance. Prices of bonds tend to move inversely with changes in interest rates. Bond prices also may be hurt by declines in the financial condition of the issuer. Foreign stocks and bonds involve special risks, such as exposure to currency fluctuations, economic and political instability, and potentially less liquidity. In addition, each Fund may invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

          The Acquiring Fund may invest in securities issued by other investment companies. These investments may involve duplication of advisory fees and certain other expenses. The Acquired Fund may invest in convertible securities, warrants and municipal obligations, and may engage in short-selling and interest rate swaps. These securities and investment techniques involve added risks to which the Acquiring Fund is not subject.

          See "Description of the Fund--Investment Considerations and Risks" in the Acquired Fund Prospectus and "Growth and Income Portfolio---Main Risks" in the DLPI Prospectus for a further description of investment risks.

          FEES AND EXPENSES. The following information concerning fees and expenses of each Fund is derived from information set forth under the caption "Annual Fund Operating Expenses" in the Acquired Fund Prospectus and "Growth and Income Portfolio---Expenses" in the DLPI Prospectus. Annual fund operating expenses set forth below are current as of April 30, 1999 for each Fund. The "Pro Forma After Exchange" information is based on assets of each Fund as of April 30, 1999. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the Fund's share price.

ANNUAL FUND
OPERATING EXPENSES
(as a percentage
of average daily
net assets):

                                                                                  PRO FORMA
                                                                                    AFTER
                                                                                   EXCHANGE
                               ACQUIRING FUND                                    ACQUIRING FUND
                               INVESTOR CLASS              ACQUIRED FUND         INVESTOR CLASS
                               --------------              -------------         ---------------

Management Fees                   .75%                         .75%                   .75%
Other Expenses                    .38%                         .51%                   .39%
Total Annual Fund
 Operating Expenses              1.13%                        1.26%                  1.14%


Fee Waiver and Expense
 Reimbursement*                   .00%                         N/A                    .01%
Net Expenses*                    1.13%                        1.26%                  1.13%


 --------------------------

*Reflects a contractual obligation by Dreyfus to reimburse the Acquiring Fund through December 31, 1999 to the extent Total Annual Fund Operating Expenses, exclusive of taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings, exceed 1.13% of the average daily net assets of the Acquiring Fund's Investor Class shares.


EXAMPLE

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.


                                                                PRO FORMA
                                                                  AFTER
                                                                 EXCHANGE
                           ACQUIRING FUND        ACQUIRED      ACQUIRING FUND
                           INVESTOR CLASS         FUND         INVESTOR CLASS
                           --------------        --------      --------------

1 Year                         $115*              $128             $115*
3 Years                        $359               $400             $362
5 Years                        $622               $692             $628
10 Years                     $1,375             $1,523           $1,386

-----------------------
1 year figure is based on a contractual agreement.

          PAST PERFORMANCE. The two tables below show the Acquiring Fund's annual returns and long-term performance with respect to its Investor Class shares. The first table shows you how the Acquiring Fund's performance has varied from year to year. The second compares the Acquiring Fund's performance over time to that of the S&P 500 Index and the Customized Blended Index prepared by Dreyfus. Both tables assume reinvestment of dividends and distributions. For performance information of the Acquired Fund, see that Fund's Prospectus under the caption of "The Fund -- Past Performance." As with all mutual funds, the past is not a prediction of the future.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
INVESTOR CLASS SHARES

16.54          20.42         17.47
-------------------------------------------
 '96            '97           '98

Best Quarter:              Q4 '98           +12.32%

Worst Quarter:             Q3 '98           -2.68%


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                                          1 Year       3 Years         Inception
                                                                       (3/31/95)

Acquiring Fund Investor Class             17.47%       18.13%          19.72%

S&P 500 Index                             28.60%       28.23%          29.58%

Customized Blended Index*                 15.12%       15.54%          17.13%


---------------

* The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S., the Lehman Brothers Intermediate Government/Corporate Bond Index and the J.P. Morgan Non-U.S. Government Bond Index-Hedged, and is weighted to the Acquiring Fund's benchmark percentages.

          INVESTMENT RESTRICTIONS. The 1940 Act requires that certain investment policies and restrictions be designated as fundamental policies that cannot be changed without shareholder approval. The Acquiring Fund is a diversified investment company that may not invest more than 5% of the value of its total assets in the obligations of a single issuer, except that up to 25% of the value of the Acquiring Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to any such limitation. The Acquired Fund is a non-diversified investment company, meaning that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. In all other respects, the fundamental policies and investment restrictions of the Funds are identical.

          In addition, each Fund has adopted certain non-fundamental policies which may be changed by vote of a majority of the Fund's Board members at any time. These non-fundamental policies and restrictions of the Funds are identical.

          INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER. Dreyfus serves as both the Acquired Fund's and the Acquiring Fund's investment adviser. Dreyfus has engaged Mellon Equity to serve as the Acquiring Fund's sub-investment adviser. Mellon Equity, a registered investment adviser formed in 1987, is an indirect wholly-owned subsidiary of Mellon Bank Corporation and, thus, an affiliate of Dreyfus. As of April 30, 1999, Mellon Equity managed approximately $ billion in assets and served as the investment adviser for other investment companies. Mellon Equity, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Acquiring Fund's investments, as well as investment research and statistical information, under a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with Dreyfus. In providing its services, Mellon Equity may use the services of one or more of its affiliates. Under the Sub-Advisory Agreement, Dreyfus pays Mellon Equity an annual fee at the following rate: .35% of the Acquiring Fund's average daily net assets up to $600 million in DLPI assets; .25% of the Acquiring Fund's average daily net assets when DLPI's assets are between $600 million and $1.2 billion; .20% of the Acquiring Fund's average daily net assets when DLPI's assets are between $1.2 billion and $1.8 billion; and .15% of the Acquiring Fund's average daily net assets when DLPI's assets are over $1.8 billion.

          Each Fund's primary portfolio manager is Steven A. Falci. He has held that position with respect to the Acquiring Fund since its inception in March 1995 and with respect to the Acquired Fund since January 1999. He has been employed by Mellon Equity since April 1994. For more than five years prior thereto, he was a managing director for pension investments at NYNEX Corporation.

          BOARD MEMBERS. The Funds have the same Board members. For a description of the Board members, see the relevant Statement of Additional Information under the caption "Management of the Fund."

          CAPITALIZATION. The Acquiring Fund has classified its shares into two classes--Investor Class and Restricted Class. Restricted Class shares are offered only to certain institutions and clients of certain financial institutions. The Acquired Fund's shares are of one class. The following table sets forth as of April 30, 1999 (1) the capitalization of the Acquired Fund, (2) the capitalization of the Acquiring Fund's Investor Class shares, and (3) the pro forma capitalization of the Acquiring Fund's Investor Class shares, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                   PRO FORMA
                                                                     AFTER
                                                                   EXCHANGE
                            ACQUIRED FUND                       ACQUIRING FUND
                            INVESTOR CLASS    ACQUIRING FUND    INVESTOR CLASS
                            --------------    --------------    ---------------


Total net assets            $7,527,069*       $64,915,863       $72,442,932*

Net asset value
  per share                    $18.60            $13.57             $18.60

Shares outstanding            404,789           4,784,550         3,895,453

------------------------
     *As of April 30, 1999, total net assets of the Acquiring Fund (including both Investor and Restricted Classes) were $218,818,914 and Pro Forma total net assets of the Acquiring Fund after the Exchange would have been $283,734,777.

          For information as to beneficial or record ownership of shares of the Acquired Fund and Acquiring Fund, see "Voting Information" below.

          PURCHASE PROCEDURES. The purchase procedures of the Acquired Fund and the Acquiring Fund (with respect to Investor Class shares) are identical. See "How to Buy Shares" in the Acquired Fund Prospectus and "Account Policies-- Buying Shares" in the DLPI Prospectus for a complete discussion of purchase procedures.

          REDEMPTION PROCEDURES. The redemption procedures of the Acquired Fund and the Acquiring Fund (with respect to Investor Class shares) are identical. See "How to Redeem Shares" in the Acquired Fund Prospectus and "Account Policies--Selling Shares" in the DLPI Prospectus for a complete discussion of redemption procedures.

          DISTRIBUTIONS. The dividend and distribution policies of each Fund are identical. See "Dividends, Distributions and Taxes" in the Acquired Fund Prospectus and "Distributions and Taxes" in the DLPI Prospectus for a complete discussion of such policies.

          SHAREHOLDER SERVICES. The shareholder services offered by the Acquired Fund and the Acquiring Fund (with respect to Investor Class shares) are identical. See "Shareholder Services" in the Acquired Fund Prospectus and "Services For Fund Investors" in the DLPI Prospectus for a complete description of shareholder services.

          SHAREHOLDER SERVICES PLAN. The Acquired Fund and DLPI (with respect to the Acquiring Fund's Investor Class shares) have adopted a Shareholder Services Plan. The Shareholder Services Plans are identical. See "Shareholder Services Plan" in the Acquired Fund Prospectus and "Growth and Income Portfolio-- Expenses" in the DLPI Prospectus for a discussion of the Shareholder Services Plans.

                            REASONS FOR THE EXCHANGE

          The Board of each Fund has concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue the same investment objective in a larger fund without diluting shareholders' interests. A larger fund should enhance the portfolio managers' ability to select a larger number of portfolio securities on more favorable terms and give portfolio managers greater investment flexibility. Additionally, the expense ratio of the Acquiring Fund is lower than that of the Acquired Fund. By combining the Acquired Fund with the Acquiring Fund and creating one fund with greater aggregate net assets, Acquired Fund Shareholders should obtain the benefits of economies of scale, which may result in lower overall expense ratios by spreading the fixed costs of fund operations over a larger asset base.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of each Fund's investment objective, management policies and investment restrictions, as well as the shareholder services offered by each Fund; (2) the terms and conditions of the Exchange and their conclusion that the Exchange would not result in dilution of shareholder interests; (3) expense ratios and published information regarding the fees and expenses of each Fund, as well as the expense ratios of similar funds and the estimated expense ratio of the combined Funds; (4) the performance of each Fund; (5) the tax-free nature of the Exchange; and (6) the estimated costs incurred by each Fund as a result of the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

          PLAN OF EXCHANGE. The following summary of the Agreement is qualified in its entirety by reference to the Agreement attached hereto as Appendix A. The Agreement provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund, in exchange for Investor Class shares of the Acquiring Fund, and assume the Acquired Fund's liabilities on Friday, September 17, 1999 or such later date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Shares to be issued to the Acquired Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of each Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time) (except for options and futures contracts, if any, which will be valued 15 minutes after such close of trading) on the Closing Date (the "Valuation Time"). Portfolio securities of each Fund will be valued in accordance with the valuation practices of DLPI, which are described under the caption "How to Buy Fund Shares" in the Acquired Fund Prospectus, "Account Policies" in the DLPI Prospectus, and "Determination of Net Asset Value" in the Acquired Fund's or DLPI's Statement of Additional Information.

          Prior to the Closing Date, the Acquired Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Acquired Fund Shareholders all of the Acquired Fund's investment company taxable income, if any, for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in the taxable year ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Acquired Fund will distribute the Acquiring Fund Shares received by it in the Exchange pro rata to its shareholders of record as of the Valuation Time, in liquidation of the Acquired Fund. Such distribution will be accomplished by establishing an account on the share records of the Acquiring Fund in the name of each Acquired Fund Shareholder, each account representing the respective pro rata number of Acquiring Fund Shares due to each Acquired Fund Shareholder. After such distribution and the winding up of its affairs, the Acquired Fund will be dissolved. After the Closing Date, any outstanding certificates representing Acquired Fund shares will represent the Acquiring Fund Shares distributed to the record holders of the Acquired Fund. Upon presentation to the transfer agent of the Acquiring Fund, Acquired Fund share certificates will be exchanged for Acquiring Fund Share certificates at the applicable exchange rate. Certificates for Acquiring Fund Shares will be issued only upon the investor's written request.

          The Agreement may be amended at any time prior to the Exchange. The Acquired Fund will provide its Shareholders with information describing any material amendment to the Agreement prior to the Meeting. The obligations of each Fund under the Agreement are subject to various conditions, including approval by the requisite number of Acquired Fund Shareholders and the continuing accuracy of various representations and warranties of the Acquired Fund and the Acquiring Fund being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $40,500, and will be borne pro rata according to the aggregate net assets of each Fund.

          If the Exchange is not approved by Shareholders of the Acquired Fund, the Acquired Fund's Board will consider other appropriate courses of action.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Acquired Fund assets for Acquiring Fund Shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, each Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to each Fund, substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all or substantially all of the Acquired Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (3) no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Shareholders in exchange for their the Acquired Fund shares; (4) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares; (5) the aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Exchange will be the same as the aggregate tax basis for the Acquired Fund shares held by such Shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held by such Shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Exchange, and the holding period of the Acquired Fund's assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          No opinion will be expressed as to the effect of the reorganization on
(i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

          NEITHER FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Acquired Fund Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Acquired Fund Shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Acquired Fund's Board has approved the Agreement and the Exchange and has determined that (i) participation in the Exchange is in the Acquired Fund's best interests and (ii) the interests of the Acquired Fund Shareholders will not be diluted as a result of the Exchange. An affirmative vote of a majority of the Acquired Fund's outstanding shares is required to approve the Agreement and the Exchange.

          THE BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT THE ACQUIRED FUND SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

                     ADDITIONAL INFORMATION ABOUT EACH FUND

          Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the DLPI Prospectus and Statement of Additional Information, each dated February 1, 1999, forming a part of its Registration Statement on Form N-1A (File No. 33-66088). Information about the Acquired Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquired Fund Prospectus, dated September 1, 1998, as revised October 14, 1998, and Statement of Additional Information, dated September 1, 1998, forming a part of its Registration Statement on Form N-1A (File No. 33-62626).

          Each Fund is subject to the requirements of the 1940 Act, and files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by each Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and the Acquired Fund may pay persons holding its Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Acquired Fund may retain an outside firm to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram, which would cost approximately $19,000 and would be borne pro rata between the Funds. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information with respect to telephonic or electronically transmitted voting instructions or the proxy generally should contact the Acquired Fund toll free at 1-800-645-6561. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the Acquired Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Acquired Fund Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournments, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Acquired Fund by the presence in person or by proxy of the holders of more than one-third of the outstanding Acquired Fund Shares entitled to vote at the Meeting.

          The votes of the Acquiring Funds' shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of April 30, 1999, no Shareholders were known to own of record or beneficially 5% or more of the outstanding voting securities of the Acquired Fund.

          As of April 30, 1999, the following Shareholders were known to own of record or beneficially 5% or more of the outstanding voting securities of the Acquiring Fund:

                                                                 % of
     Boston Safe Deposit & Trust Co Ttee    % of Class          Acquiring Fund
     as Agent-omnibus Account
     1 Cabot Rd
     Medford, MA 02155-5141              44.37% Restriced Class    [    ]

     Mac & Co A/c Mlcf8548712
     Mutual Funds Operations
     Po Box 3198
     Pittsburgh, PA 15230-3198           40.35% Restricted Class   [    ]

     Mac & Co A/c 195-860
     Fbo Easy 401(K) Plan
     Mellon Bank Na
     Mutual Funds
     Po Box 320
     Pittsburgh, PA 15230-0320           6.28% Restricted Class   [    ]

     Fidelity Investments Institutional
     Operations Co (Fiioc) as Agent for
     Certain Employee Benefit Plans
     100 Magellan Way
     Covington, KY 41015-1987            6.17% Restriced Class    [    ]

          As of April 30, 1999, Board members and officers of DLPI, as a group, owned less than 1% of the Acquiring Fund's outstanding shares and Board members and officers of the Acquired Fund, as a group, owned less than 1% of the Acquired Fund's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Acquired Fund for the fiscal year ended April 30, 1998 and the audited financial statements of the Acquiring Fund for the fiscal year ended September 30, 1998, have been incorporated herein by reference in reliance upon the authority of the reports given by Ernst & Young LLP, each Fund's independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Acquired Fund for the semi-annual period ended October 31, 1998 and of the Acquiring Fund for the semi-annual period ended March 31, 1999, also have been incorporated herein by reference.

                                  OTHER MATTERS

          The Acquired Fund's Board members are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

          Please advise the Acquired Fund, in care of Dreyfus Transfer, Inc.,
Attention: Dreyfus Asset Allocation Fund, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of the Acquired Fund Shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of the Acquired Fund Shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION



          AGREEMENT AND PLAN OF REORGANIZATION dated __________, 1999 (the "Agreement"), between DREYFUS ASSET ALLOCATION FUND, INC., a Maryland corporation (the "Acquired Fund") and DREYFUS LIFETIME PORTFOLIOS, INC., a Maryland corporation ("DLPI"), on behalf of its Growth and Income Portfolio (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund in exchange solely for Investor Class shares (the "Acquiring Fund Shares") of common stock, par value $.001 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Acquired Fund is a registered, open-end, non-diversified, management investment company and the Acquiring Fund is a registered, open-end, diversified, management investment company, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both the Acquiring Fund and the Acquired Fund are authorized to issue their shares of common stock;

          WHEREAS, the Board of DLPI has determined that the exchange of all of the assets and the liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

          WHEREAS, the Board of the Acquired Fund has determined that the exchange of all of the assets and the liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquired Fund's shareholders and that the interests of the Acquired Fund's existing shareholders would not be diluted as a result of this transaction.

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR PORTFOLIO SHARES AND ASSUMPTION OF THE ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

          1.1. Subject to the terms and conditions contained herein, the Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Acquired Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

          1.2. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by The Dreyfus Corporation, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3. Delivery of the assets of the Acquired Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, DLPI's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5. As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund simultaneously will be canceled on the books of the Acquired Fund.

          1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in DLPI's current prospectus and statement of additional information.

          1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund's existence is terminated.

     2. VALUATION.

          2.1. The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in DLPI's Articles of Incorporation and then-current prospectus or statement of additional information.

          2.2. The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in DLPI's Articles of Incorporation and then-current prospectus or statement of additional information.

          2.3. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

          2.4. All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

     3. CLOSING AND CLOSING DATE.

          3.1. The Closing Date shall be Friday, September 17, 1999 or such later date as the parties may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:00 p.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

          3.3. If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4. The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     4. REPRESENTATIONS AND WARRANTIES.

          4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

               (a) The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to own all of its properties and assets and to carry out this Agreement.

               (b) The Acquired Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquired Fund's Articles of Incorporation, as the same may have been amended (the "Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

               (d) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. the Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (f) The Statement of Assets and Liabilities of the Acquired Fund for the fiscal year ended April 30, 1999 has been audited by Ernst & Young LLP, independent auditors, and is in accordance with generally accepted accounting principles, consistently applied, and such statement (copies of which have been furnished to the Acquiring Fund) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

               (g) Since April 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 1.2 hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) For each fiscal year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

               (k) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund's Board and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (m) The proxy statement of the Acquired Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

               (a) The Acquiring Fund is a series of DLPI, a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

               (b) The Acquiring Fund is registered under the 1940 Act as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The current prospectus and statement of additional information of DLPI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of DLPI's Articles of Incorporation, as the same may have been amended, or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (f) The Statement of Assets and Liabilities of the Acquiring Fund for the fiscal year ended September 30, 1998, has been audited by Ernst & Young LLP, independent auditors, and is in accordance with generally accepted accounting principles, consistently applied, and such statement (copies of which have been furnished to the Acquired Fund) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

               (g) Since September 30, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

               (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of DLPI's Directors, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

          5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2. The Acquired Fund will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4. As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Acquired Fund's President or its Vice President and Treasurer.

          5.5. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of DLPI (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Fund.

          6.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

          The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by DLPI's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Acquired Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

     8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Charter.

          8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6. The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

               (a) The transfer of all of the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund; (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund; (d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder (provided the Acquired Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

          No opinion will be expressed as to the effect of the reorganization on
(i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

     9. TERMINATION OF AGREEMENT.

          9.1. This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Acquired Fund or of DLPI, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Agreement inadvisable.

          9.2. If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the directors, officers or shareholders of DLPI, the Acquiring Fund or the Acquired Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

     10. WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of DLPI or of the Acquired Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

     11. MISCELLANEOUS.

          11.1. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Acquired Fund shall be governed and construed in accordance with the internal laws of the State of Maryland without giving effect to principles of conflict of laws.

          11.4. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.5. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.6. Any references in this Agreement to actions taken, deliveries by or to, or representations and warranties made by or to, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, DLPI on behalf of the Acquiring Fund.

          IN WITNESS WHEREOF, the Acquiring Fund and the Acquired Fund have caused this Agreement and Agreement of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                 DREYFUS LIFETIME PORTFOLIOS, INC.,
                                  on behalf of its GROWTH AND INCOME
                                  PORTFOLIO



                                  By:
                                      ------------------------------
                                      Marie E. Connolly,
                                      President


ATTEST:
          ------------------------
           Stephanie D. Pierce,
           Assistant Secretary



                                  DREYFUS ASSET ALLOCATION FUND, INC.,




                                  By:
                                      ------------------------------
                                      Marie E. Connolly,
                                      President


ATTEST:
          ------------------------
           Stephanie D. Pierce,
           Assistant Secretary

Preliminary Copy

                       DREYFUS ASSET ALLOCATION FUND, INC.

          The undersigned shareholder of Dreyfus Asset Allocation Fund, Inc. (the "Fund") hereby appoints and __________ and __________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 4, 1999, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:00 a.m. on Friday, August 6, 1999, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement/Prospectus for the meeting.

          Please mark boxes in blue or black ink.

          1. To approve or disapprove an Agreement and Agreement of Reorganization between the Fund and Dreyfus LifeTime Portfolios, Inc., on behalf of its Growth and Income Portfolio (the "Acquiring Fund"), providing for the transfer of all of the assets, subject to the liabilities, of the Fund in exchange solely for Investor Class shares of the Acquiring Fund, and the pro rata distribution of those shares to Fund shareholders and subsequent dissolution of the Fund.

                   FOR                  AGAINST                    ABSTAIN
                   /_/                    /_/                        /_/

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

                                    Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                            Dated:  ______ __, 1999

                                            --------------------------------
                                            Signature(s)


                                            --------------------------------
                                            Signature(s)


Sign, Date and Return the Proxy
  Card Promptly Using the
  Enclosed Envelope

PRELIMINARY COPY

                        DREYFUS LIFETIME PORTFOLIOS, INC.
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                  June __, 1999
                            Transfer of the Assets of
                       DREYFUS ASSET ALLOCATION FUND, INC.

                                 200 Park Avenue
                            New York, New York 10166
                                 1-800-654-6561
                 To and in Exchange for Investor Class Shares of
                         GROWTH AND INCOME PORTFOLIO OF
                        DREYFUS LIFETIME PORTFOLIOS, INC.

                                 200 Park Avenue
                            New York, New York 10166
                                 1-800-654-6561

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June __, 1999, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Asset Allocation Fund, Inc. in exchange for Investor Class shares of the Growth and Income Portfolio of Dreyfus LifeTime Portfolios, Inc. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:

          1. The Statement of Additional Information of Dreyfus LifeTime Portfolios, Inc. dated February 1, 1999.

          2. The Statement of Additional Information of Dreyfus Asset Allocation Fund, Inc. dated September 1, 1998.

          3. Annual Report of Dreyfus LifeTime Portfolios, Inc. for the fiscal year ended September 30, 1998.

          4. Semi-Annual Report of Dreyfus LifeTime Portfolios, Inc. for the six month period ended March 31, 1999.*

          5. Annual Report of Dreyfus Asset Allocation Fund, Inc. for the fiscal year ended April 30, 1998.

          6. Semi-Annual Report of Dreyfus Asset Allocation Fund, Inc. for the six month period ended October 31, 1998.

          7. Pro forma Financial Statements.*

------------------------
*  To be filed by amendment.


          The Prospectus/Proxy Statement dated June __, 1999 may be obtained by writing to Dreyfus LifeTime Portfolios, Inc., 200 Park Avenue, New York, New York 10166.

                      DREYFUS LIFETIME PORTFOLIOS, INC.
                              INCOME PORTFOLIO
                         GROWTH AND INCOME PORTFOLIO
                              GROWTH PORTFOLIO
              INVESTOR CLASS SHARES AND RESTRICTED CLASS SHARES
                     STATEMENT OF ADDITIONAL INFORMATION
                              FEBRUARY 1, 1999

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus LifeTime Portfolios, Inc. (the "Fund"), dated February 1, 1999, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

                        Call Toll Free 1-800-645-6561
                   In New York City -- Call 1-718-895-1206
                    Outside the U.S. -- Call 516-794-5452

     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                              TABLE OF CONTENTS

                                                              Page

Description of the Fund and Portfolios                        B-2
Management of the Fund                                        B-17
Management Arrangements                                       B-23
How to Buy Shares                                             B-27
Shareholder Services Plan                                     B-29
How to Redeem Shares                                          B-30
Shareholder Services                                          B-32
Determination of Net Asset Value                              B-36
Dividends, Distributions and Taxes                            B-37
Portfolio Transactions                                        B-39
Performance Information                                       B-41
Information About the Fund and Portfolios                     B-42
Counsel and Independent Auditors                              B-44
Appendix                                                      B-45

                   DESCRIPTION OF THE FUND AND PORTFOLIOS

     The Fund is a Maryland corporation formed on July 15, 1993. Each Portfolio is a separate portfolio of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified portfolio, which means that, with respect to 75% of the Portfolio's total assets, the Portfolio will not invest more than 5% of its assets in the securities of any single issuer.

     The Dreyfus Corporation ("Dreyfus") serves as each Portfolio's investment adviser. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as each Portfolio's sub-investment adviser and to provide day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Portfolio's shares.

Investment Approach

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     I. Asset Allocation Baseline. For each Portfolio, Mellon Equity will establish an asset allocation baseline (the "Portfolio Baseline"). The Portfolio Baseline describes target levels or relative weights for the Portfolio's asset classes: Level One describes the relative weighing of total assets between international assets, domestic assets, and money market instruments; Level Two describes the relative weighing of international and domestic assets between common stock and fixed-income assets; and Level Three describes the relative weighing of domestic common stock assets between large and small capitalization stocks. The following table illustrates this hierarchy:

                         Level One                                       Level Two                          Level Three
                         Total Assets                        International Assets Domestic Assets            Domestic Equity
                                          Money
                                          Market                         Fixed               Fixed
Portfolio          Int'l   Domestic    Instruments           Equity    Income    Equity    Income         Large Cap   Small Cap
Income              N/A       90%          10%                 N/A       N/A        25%       75%            100%         N/A

Growth and Income   10%       90%          *                   50%       50%        50%       50%               80%         20%

Growth              15%       85%          *                   80  %     20%        80%       20%               80%         20%
__________
*    Not held as an asset class.  Money market instruments held for transactional and liquidity purposes only.

     Mellon Equity will attempt to maintain relative asset class weights consistent with the Portfolio Baseline as adjusted by the Active Allocation Overlay described below. At any given time, however, actual weights will not equal the Portfolio Baseline because of fluctuations in market values, money market instruments held for transactional and liquidity purposes, and Mellon Equity's active allocation overlay decisions as described below.

     II. Active Allocation Overlay. For each of the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will establish two active allocation ranges ("Portfolio Overlay One" and "Portfolio Overlay Two"). Portfolio Overlay One describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing between international and domestic assets. Portfolio Overlay Two describes the amount of over/under weighing to the Portfolio Baseline for the relative weighing of domestic assets between common stock and fixed-income assets. The following table illustrates these ranges:

     Portfolio      Portfolio Overlay One  Portfolio Overlay Two

                    Range for Relative     Range for Relative
                    Weighing of            Weighing of Domestic
                    International and      Assets Between Equity
                    Domestic Assets        Assets and Fixed-
                                           Income Assets

Growth and Income   +/- 5% of Portfolio    +/- 15% of Portfolio
                    Baseline               Baseline

Growth              +/- 10% of Portfolio   +20%/-15% of
                    Baseline               Portfolio Baseline

     The following examples illustrate Mellon Equity's allocation overlay process:

Example 1: Given the Level One Portfolio Baseline for the Growth and Income Portfolio of 10% of total assets in international securities and 90% of total assets in domestic securities, under Portfolio Overlay One, Mellon Equity could invest as much as 15% of the Growth and Income Portfolio's total assets in international securities and 85% of its total assets in domestic securities or as little as 5% of its total assets in international securities and 95% of its total assets in domestic securities.

Example 2: Given the Level Two Portfolio Baseline for the Growth and Income Portfolio of 50% of domestic assets in equity securities and 50% of domestic assets in fixed-income securities, under Portfolio Overlay Two, Mellon Equity could invest as much as 65% of the Growth and Income Portfolio's assets invested in domestic assets in equity securities and 35% of such domestic assets in fixed-income securities or as little as 35% of the Portfolio's assets invested in domestic assets in equity securities and 65% of such domestic assets in fixed-income securities.

     Under normal circumstances, Mellon Equity expects to maintain relative asset class weights consistent with the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two as described above. At any given time, however, actual weights may not fall within the ranges suggested by the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two because of fluctuations in market values, cash and cash-equivalents held for transactional and liquidity purposes, and Portfolio rebalancing.

     Mellon Equity reserves the right to vary the relative asset class weights and the percentage of assets invested in any asset class from the Portfolio Baseline adjusted by Portfolio Overlay One and Portfolio Overlay Two described above as the risk and return characteristics of either asset classes or markets, as assessed by Mellon Equity, vary over time. None of the Portfolios will be managed as a balanced portfolio, which would require that at least 25% of the Portfolio's total assets be invested in fixed-income securities.

     III. Implementing the Active Allocation Overlay. To implement Portfolio Overlay One, Mellon Equity will employ a proprietary country asset allocation model (the "Country Model"). The Country Model evaluates the return and risk characteristics of individual capital markets and their correlation across countries, incorporates expected movements in currency markets to determine expected U.S. dollar returns, and then employs an international correlation model to recommend appropriate relative weightings.

     To implement Portfolio Overlay Two, Mellon Equity will employ a proprietary domestic asset allocation model (the "Domestic Model"). The Domestic Model evaluates the return and risk characteristics of the domestic equity and fixed-income markets by comparing the valuation of equity and fixed-income assets relative to their current market prices and long-term values in the context of the current economic environment. Once this analysis is completed, the Domestic Model recommends appropriate relative weightings.

     With respect to the Growth Portfolio and the Growth and Income Portfolio, Mellon Equity will compare each such Portfolio's relative asset class weights from time to time to that suggested by the Country Model and the Domestic Model. Recommended changes will be implemented subject to Mellon Equity's assessment of current economic conditions and investment opportunities. From time to time, Mellon Equity may change the criteria and methods used to implement the recommendations of the asset allocation models.

     IV. Asset Class Benchmarks. For each asset class, other than money market instruments, a market-based index is designated as a benchmark or reference for the respective asset class (the "Asset Class Benchmark"). A brief description of each Asset Class Benchmark listed in the table below is contained in Section VI. The Asset Class Benchmarks are used in the investment management process as described in the following section. The Asset Class Benchmarks are listed in the following table:


   Asset Class           Portfolios          Asset Class Benchmark

Domestic Large Cap  Income, Growth and     Standard & Poor's 500
Equity              Income and Growth      Index ("S&P 500 Index")

Domestic Small Cap  Growth and Income and  Russell 2000((reg.tm)) Index
Equity              Growth

International       Growth and Income and  Morgan Stanley Capital
Equity              Growth                 International Europe,
                                           Australia, Far East
                                           (Free) Index ("EAFE
                                           Index")*

Domestic Fixed-     Income, Growth and     Lehman Brothers
Income              Income and Growth      Government/Corporate
                                           Intermediate Bond Index
                                           ("Lehman Government/
                                           Corporate Index")

International       Growth and Income and  J.P. Morgan Non-US
Fixed-Income        Growth                 Government Bond Index -
                                           Hedged ("J.P. Morgan
                                           Global Index")
____________________________

*    In U.S. dollars

     Under normal circumstances, Mellon Equity expects to use the Asset Class Benchmarks as described below. Mellon Equity, however, reserves the right to substitute another suitable Asset Class Benchmark if the then-existing Asset Class Benchmark is no longer calculated, suffers a material change in formula or content, fails to adequately reflect the return characteristics of the asset class, or for any other reason, in the judgment of Mellon Equity, is inappropriate.

     V. Asset Class Investment Management. When constructing portfolios for each asset class, Mellon Equity seeks to select securities which, in the aggregate, have approximately the same investment characteristics as those of the Asset Class Benchmark with expected returns equal to or better than that of the Asset Class Benchmark. Some of the asset classes will be managed on an indexed basis and Mellon Equity reserves the right, in its judgment, to manage asset classes either actively or on an indexed basis consistent with the Portfolio's investment objective.

     For asset classes managed on an indexed basis, a statistically based "sampling" technique will be used to construct portfolios. The sampling technique is expected to be an effective means of substantially duplicating the investment performance of the Asset Class Benchmark. It will not, however, provide investment performance relative to the Asset Class Benchmark with the same degree of accuracy that complete or full replication would provide.

     If possible, Mellon Equity will seek to fully replicate the holdings of an Asset Class Benchmark when managing an indexed portfolio. Such a strategy is limited by the number of securities in the Asset Class Benchmark and will not provide investment performance equal to that of the Asset Class Benchmark owing to certain factors, including Asset Class Benchmark changes, calculation rules which assume dividends are reinvested into the Asset Class Benchmark on ex-dividend dates and transaction costs of rebalancing.

     For asset classes that are actively managed, Mellon Equity will employ proprietary valuation models to assist in the selection of stocks and in the construction of portfolios that maintain the investment characteristics of the Asset Class Benchmark consistent with the Portfolio's investment objective. In its active investment process, Mellon Equity concentrates on fundamental factors such as relative price/earnings ratios, relative book to price ratios, earnings growth rates and momentum, and consensus earnings expectations and changes in that consensus to value and rank stocks based on expected relative performance to the Asset Class Benchmark.

     Mellon Equity will seek to manage each asset class consistent with the descriptions above and with each Portfolio's investment objective. Across the Portfolios, it is not anticipated that each asset class will be managed identically with respect to being an indexed portfolio or actively managed. For example, the domestic equity, large cap asset class could be managed as an index portfolio in the Income Portfolio while being actively managed in the other Portfolios.

     Mellon Equity may choose to combine Asset Class Benchmarks proportionately if the amount of investable assets in a Portfolio is deemed low in the judgment of Mellon Equity. For example, the domestic equity large cap and small cap Asset Class Benchmarks could be combined proportionately according to the Portfolio Baseline in order to create more efficient portfolio management as deemed appropriate by Mellon Equity. Mellon Equity would continue to provide investment management services as described above, but would manage to the combined Asset Class Benchmark.

     VI.  Description of Asset Class Benchmarks.

     Common Stocks. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding.

     The Russell 2000((reg.tm)) Index is an unmanaged index and is composed of the smallest companies in the Russell 3000((reg.tm)) Index. The Russell 3000 ((reg.tm)) Index is composed of 3,000 of the largest U.S. companies by market capitalization.

     The EAFE Index is a broadly diversified international index composed of the equity securities of approximately 1,548 companies located outside the United States. The weightings of stocks in the EAFE Index are based on each stock's market capitalization relative to the total market capitalization of all stocks in the Index.

Fixed Income Securities. The Lehman Government/Corporate Index is composed of approximately 5,000 fixed-income securities, including U.S. Government securities and investment grade corporate bonds, with an average outstanding market value of more than $600 million and maturities of less than ten years and greater than one year.

     The J.P. Morgan Global Government Index is composed of traded, fixed-rate government bonds from twelve countries with maturities of greater than one year. The twelve countries are Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

Certain Portfolio Securities

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     Depositary Receipts. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

     These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Money Market Instruments. The short-term money market instruments in which a Portfolio may invest consist of U.S. Government securities, bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper, and repurchase agreements. The Income Portfolio will purchase only money market instruments having remaining maturities of 13 months or less.

     The Income Portfolio generally invests up to 10% of its assets in money market instruments. When the Advisers determine that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest without limitation in money market instruments.

     Zero Coupon Securities. Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     Foreign Government Obligations; Securities of Supranational Entities. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Advisers to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Investment Companies. Each Portfolio may invest in securities issued by other investment companies to the extent consistent with its investment objective. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

     Illiquid Securities. Each Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

Investment Techniques

     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     Foreign Currency Transactions. (Growth and Income Portfolio and Growth Portfolio only) Each of these Portfolios may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive in the exchange. The Portfolio's success in these transactions will depend principally on the Advisers' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

     Leverage. Leveraging (that is, buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Portfolio's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     A Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. Except for these transactions, a Portfolio's borrowings generally will be unsecured.

     Derivatives. Each Portfolio may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, primarily to provide a substitute for purchasing or selling particular securities, but also to hedge certain market risks, or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance.

     If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Although neither the Fund nor any Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, no Portfolio may invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Each Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Each Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Advisers will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. A Portfolio may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, in the case of the Growth and Income Portfolio and Growth Portfolio, on exchanges located outside the United States, such as the London International Financial Futures Exchange, the Deutsche Termine Borse and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

     Successful use of futures by a Portfolio also is subject to the ability of the Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Portfolio may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.

Specific Futures Transactions. A Portfolio may purchase and sell stock index futures contracts. A stock index future obligates a Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     A Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

     The Growth and Income Portfolio and Growth Portfolio may purchase and sell currency futures. A foreign currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. A Portfolio may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Portfolio is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Portfolio may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Growth and Income Portfolio and Growth Portfolio may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Successful use by a Portfolio of options will be subject to the ability of the Advisers to predict correctly movements in the prices of individual stocks or the stock market generally. To the extent such predictions are incorrect, a Portfolio may incur losses.

     Future Developments. A Portfolio may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Lending Portfolio Securities. Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

     In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     Forward Commitments. A Portfolio may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments.

     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Investment Considerations and Risks

     General. Because each Portfolio will have at any given time a different asset mix to achieve its investment objective, the risks of investing will vary depending on the Portfolio selected for investment. Before selecting a Portfolio in which to invest, the investor should assess the risks associated with the types of investments made by the Portfolio. The net asset value per share of each Portfolio should be expected to fluctuate. Investors should consider each Portfolio as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.

     Foreign Securities. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Growth and Income Portfolio and Growth Portfolio will be subject to additional risks, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuers, whether from currency blockage or otherwise.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

     Simultaneous Investments. Investment decisions for each Portfolio are made independently from those of other investment companies or accounts advised by the Advisers. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

Investment Restrictions

     Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting shares. In addition, the Portfolios have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

     Each Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. No Portfolio may:

     1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

     2. Hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

     3. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

     7. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     8. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security.

     10. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

     14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

     15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

     16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                           MANAGEMENT OF THE FUND

     The Fund's Board is responsible for the management and supervision of each Portfolio. The Board approves all significant agreements with those companies that furnish services to the Portfolio. These companies are as follows:

     The Dreyfus Corporation                Investment Adviser
     Mellon Equity Associates               Sub-Investment Adviser
     Premier Mutual Fund Services, Inc.     Distributor
     Dreyfus Transfer, Inc.                 Transfer Agent
     Mellon Bank, N.A.                      Custodian

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He is a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies, and Career Blazers Inc. (formerly, Staffing Resources, Inc.), a temporary placement agency. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 55 years old and his address is 200 Park Avenue, New York, New York 10106.

LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of COMSAT and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and of the Atlantic Council of the U.S. and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of the Grumman Corporation and of the General RE Corporation from 1990 to 1998. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. Mrs. Benson is 71 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

DAVID W. BURKE, Board Member. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, Mr. Burke was a Consultant to Dreyfus, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 62 years old and his address is 197 Eighth Street, Charleston, Massachusetts 02109.

MARTIN D. FIFE, Board Member. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 71 years old and his address is The Chrysler Building, 405 Lexington Avenue, New York, New York 10174.

WHITNEY I. GERARD, Board Member. Partner of the New York City law firm of
     Chadbourne & Parke. Mr. Gerard is 64 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ROBERT R. GLAUBER, Board Member. Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is a chairman of The Measurisk Group, a risk measurement advisory and software development firm, co-chairman of the Investment Committee, Massachusetts State Retirement Fund, and is also a director of The Dun & Bradstreet Corp, Exel Limited, a Bermuda based insurance company, Cooke and Bieler, Inc., investment counselors, National Association of Securities Dealers, Inc., NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He is 59 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

ARTHUR A. HARTMAN, Board Member. Senior consultant with APCO Associates Inc.
     From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He sits on the Boards of Ford Meter Box Corporation and Lawter International and is a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Funds (ING/Barings Management) and former President of the Harvard Board of Overseers. He is 72 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.

GEORGE L. PERRY, Board Member. An economist and Senior Fellow at the Brookings
     Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company and a trustee of Federal Realty Investment Trust. He is 65 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20015.

PAUL WOLFOWITZ, Board Member. Dean of The Paul H. Nitze School of Advanced
     International Studies at Johns Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs of the Department of State. He is 53 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation payable by the Fund to each Board member for the fiscal year ended September 30, 1998, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1997, were as follows:

                                                Total
                            Aggregate       Compensation
     Name of Board        Compensation      From Fund and
          Member              from        Fund Complex Paid
                             Fund*        to Board Members

Joseph S. DiMartino      $2,813           $597,128 (99)

Lucy Wilson Benson       $2,250           $ 74,055  (17)

David W. Burke           $2,250           $239,000 (49)

Martin D. Fife           $2,250           $ 60,500  (12)

Whitney I. Gerard        $2,250           $ 60,500  (12)

Robert R. Glauber        $2,000           $102,500 (20)

Arthur A. Hartman        $2,000           $ 55,750  (12)

George L. Perry          $2,000           $ 60,500  (12)

Paul Wolfowitz           $2,000           $ 52,750  (11)
______________________________

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $982 for the Growth & Income Portfolio, $805 for the Income Portfolio and $503 for the Growth Portfolio for all Board members as a group.

Officers of the Company

MARIE E. CONNOLLY, President and Treasurer. President, Chief Executive Officer,
     Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus. She is 41 years old.

MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and
     General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 38 years old.

MICHAEL S. PETRUCELLI, Vice President, Assistant Secretary and Assistant
     Treasurer. Senior Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a Director of GE Investment Services. He is 37 years old.

STEPHANIE D. PIERCE, Vice President, Assistant Secretary and Assistant
     Treasurer. Vice President and Client Development Manager of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 30 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the
     Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 34 years old.

GEORGE A. RIO, Vice President and Assistant Treasurer. Executive Vice President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. He is 43 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer. Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 36 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary. Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 29 years old.

CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.

KATHLEEN K. MORRISEY, Vice President and Assistant Secretary. Manager of
     Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 26 years old.

ELBA VASQUEZ, Vice President and Assistant Secretary. Assistant Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York, where she held various sales and marketing positions. She is 37 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the shares outstanding of each Portfolio on January 5, 1999.

     The following persons are known by the Fund to own, beneficially and of record, except where indicated, 5% or more of the outstanding voting securities of the indicated Portfolio as of January 5, 1999: Fund 555: Apt Holdings Corporation, Attention Michael Botsford, 4500 New Linden Hill Road, Wilmington, DE 19808 - 72.68%; Bank of New York, Trustee for various Retirement Plans, The Centre at Purchase, Attention Louis Stewart, 3 Manhattanville Road, Purchase, NY 10577-2116 - 6.50%; Bank of New York, Trustee for various Retirement Plans, The Centre at Purchase, Attention Louis Stewart, 3 Manhattanville Road, Purchase, NY 10577-2116 - 50.85%; Union Bank of California, Select Benefit Omnibus, Attention Mutual Fund, P.O. Box 109, San Diego, California 92112-4103 - 16.69%; Fund 552:
Bank of New York, Trustee for various Retirement Plans, The Centre at Purchase, Attention Louis Stewart, 3 Manhattanville Road, Purchase, NY 10577-2116 - 61.54%; Union Bank of California, Select Benefit Omnibus, Attention Mutual Fund, P.O. Box 109, San Diego, California 92112-4103 - 14.85%; Fund 755: Boston Safe Deposit & Trust Co., Trustee as Agent-Omnibus Account, 1 Cabot Road, Medford, Massachusetts, 02155-5141 - 51.63%; Apt Holdings Corporation, Attention Michael Botsford, 4500 New Linden Hill Road, Wilmington, DE 19808 - 14.26%; MAC & Co., A/C MLCF8548702, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, Pennsylvania, 15230-3198 - 11.12%; MAC & Co., A/C 195-859, FBO EASY 401(K) Plan,
A/C DEPF1958592, Attention Mutual Fund Operations, P.O. Box 3198, Pittsburgh, Pennsylvania, 15230-3198 - 10.22%; Fidelity Investments Institutional Operations Co. (FIIOC), as agent for certain employee benefit plans, 100 Magellan Way, Covington, Kentucky 41015-1987 - 8.16%; MAC & Co., A/C MLCF8548722, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, Pennsylvania, 15230-3198 - 28.35%; Fidelity Investments Institutional Operations Co. (FIIOC), as agent for certain employee benefit plans, 100 Magellan Way, Covington, Kentucky 41015-1987 - 25.64%; Boston Safe Deposit & Trust Co., Trustee as Agent-Omnibus Account, 1 Cabot Road, Medford, Massachusetts, 02155-5141 - 23.24%; MAC & Co., A/C 195-861, FBO EASY 401(K) Plan, A/C DEPF1958612, Attention Mutual Fund Operations, P.O. Box 3198, Pittsburgh, Pennsylvania, 15230-3198 - 12.64%; Boston Safe Deposit & Trust Co., Trustee as Agent-Omnibus Account, 1 Cabot Road, Medford, Massachusetts, 02155-5141 - 44.35%; MAC & Co., A/C MLCF8548712, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, Pennsylvania, 15230-3198 - 40.87%; MAC & Co., A/C 195-860, FBO EASY 401(K) Plan, Mellon Bank, NA, Mutual Funds, P.O. Box 320, Pittsburgh, Pennsylvania, 15230-0320 - 6.03%; Fidelity Investments Institutional Operations Co. (FIIOC), as agent for certain employee benefit plans, 100 Magellan Way, Covington, Kentucky 41015-1987 - 5.74%

     A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                           MANAGEMENT ARRANGEMENTS

     Investment Adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

     Dreyfus supervises investment management of each Portfolio pursuant to the Management Agreement (the "Management Agreement") dated August 24, 1994, as amended February 2, 1995, between Dreyfus and the Fund. As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was last approved by the Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on November 5, 1998. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Dreyfus: Christopher
M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional; Lawrence S. Kash, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Andrew S. Wasser, Vice President--Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

     Dreyfus maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus may pay the Distributor for shareholder services from Dreyfus's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. Dreyfus also may make such advertising and promotional expenditures using its own resources, as it from time to time deems appropriate.

     Sub-Investment Adviser. Mellon Equity provides investment advisory assistance and day-to-day management of each Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated February 2, 1995 between Mellon Equity and Dreyfus. As to each Portfolio, the Sub-Advisory Agreement is subject to annual approval by (i) the Fund's Board or
(ii) vote of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Advisers, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement was last approved by the Board, including a majority of the Board members who are not "interested persons" of any party to the Sub-Advisory Agreement, at a meeting held on November 5, 1998. As to each Portfolio, the Sub-Advisory Agreement is terminable without penalty, (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of such Portfolio's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Mellon Equity. The Sub-Advisory Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

     The following entities/persons are partners, officers and/or directors of Mellon Equity: MMIP, Inc. as General Partner, an affiliate of Mellon Equity Associates; Mellon Bank, N.A. as Limited Partner, an affiliate of Mellon Equity Associates; Christopher M. Condron, Executive Committee Member; James M. Gockley, Executive Committee Member; Ronald P. O'Hanley, Chairman and Executive Committee Member; William P. Rydell, Executive Committee Member, President and Chief Executive Officer; Joan A. Greene, Treasurer; Patricia K. Nichols, Executive Vice President and Chief Operations Officer; and Barbara J. Parrish, Secretary.

     Mellon Equity provides day-to-day management of each Portfolio's investments, subject to the supervision of Dreyfus and the approval of the Fund's Board. The Advisers provide the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities for each Portfolio. The Fund's portfolio manager is Steven A. Falci. The Advisers maintain research departments with professional portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by Dreyfus and Mellon Equity.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Advisers or their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, the Investor Class shares are subject to an annual service fee. See "Shareholder Services Plan." Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of the Portfolios.

     As compensation for its services, the Fund has agreed to pay Dreyfus a monthly management fee at the annual rate of .60 of 1% of the value of the Income Portfolio's average daily net asset and .75 of 1% of the value of each of the Growth Portfolio's and the Growth and Income Portfolio's average daily net assets. For the fiscal years ended September 30, 1996, 1997 and 1998, the management fees payable by each Portfolio, the amounts waived by Dreyfus and the net fees paid to Dreyfus were as follows:

                      Management Fee Payable                Reduction In Fee                 Net Fees Paid by Portfolio

Portfolio             1996         1997        1998         1996         1997      1998      1996       1997         1998
Income Portfolio      $106,953   $164,651    $241,264       $106,953     $39,831   $ 0       0          $124,820     $241,264

Growth and Income     $363,726   $1,114,168  $1,403,976     $186,888     $88,813   $ 0       $176,838   $1,025,355   $1,403,976
Portfolio

Growth Portfolio      $222,888   $392,656    $447,108       $156,678     $115,735  $ 0       $66,210    $276,921     $447,108


     As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity an annual fee payable monthly, at the following rate: .35% of each Portfolio's average daily net assets up to $600 million in Fund assets; .25% of the Portfolio's average daily net assets when the Fund's assets are between $600 million and $1.2 billion; .20% of the Portfolio's average daily net assets when the Fund's assets are between $1.2 billion and $1.8 billion; and .15% of the Portfolio's average daily net assets when the fund's assets are over $1.8 billion. For the fiscal years ended September 30, 1996, 1997 and 1998, the sub-investment advisory fee payable by Dreyfus was as follows:

      Portfolio            Sub-Investment Advisory Fee Payable by Dreyfus
                           1996         1997        1998

Income Portfolio           $62,430      $95,953     $140,738

Growth and
  Income Portfolio         $169,780     $519,418    $655,189

Growth Portfolio           $104,256     $183,033    $208,651

     Dreyfus has agreed that if in any fiscal year the aggregate expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over that Portfolio, the Fund may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to Dreyfus is not subject to reduction as the value of the Portfolios' net assets increases.

     Distributor. Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

     The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Portfolio. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Mellon Bank, N.A. (the "Custodian"), One Mellon Center, Pittsburgh, Pennsylvania 15258, acts as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds each Portfolio's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Portfolio's assets held in custody and receives certain securities transaction charges.

                              HOW TO BUY SHARES

     General. Shares of each Class are sold without a sales charge. Certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Service Agents") effecting transactions in Fund shares may charge their clients direct fees in connection with such transactions.

     Investor Class shares are offered to any investor. Restricted Class shares are offered only to clients of Service Agents that have entered into a selling agreement with the Distributor, and omnibus accounts maintained by institutions that provide sub-accounting or recordkeeping services to their clients. Restricted Class shares also may be purchased by investors who held Restricted Class shares (formerly, Retail Class shares) in a Fund account on August 31, 1997 and who are purchasing the shares for such account. Otherwise, Restricted Class shares may not be purchased directly by individuals, although institutions may purchase Restricted Class shares for accounts maintained by individuals.

     Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

     The minimum initial investment for each Class is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investment must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builderr, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open for business. For purposes of computing net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Portfolio's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of Portfolio shares of such class outstanding. Each Portfolio's investments are valued based on market value or, where market quotations are not readily available, based on fair market value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Portfolios' investments, see "Determination of Net Asset Value."

     For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Portfolio shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated.

     Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                          SHAREHOLDER SERVICES PLAN
                        (INVESTOR CLASS SHARES ONLY)

     The Fund has adopted a Shareholder Services Plan pursuant to which each Portfolio pays the Distributor for the provision of certain services to holders of its Investor Class shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets of the Portfolio's Investor Class shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect to these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Portfolio, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved at a meeting held on November 5, 1998. The Shareholder Services Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended September 30, 1998, the amounts charged Investor Class shares (formerly, Institutional Shares) of each Portfolio pursuant to the Shareholder Services Plan were as follows:

                              Amount Charged
Portfolio                       Pursuant
                              to the Plan

Income Portfolio                  $27,990

Growth and Income                 $ 7,498
Portfolio

Growth Portfolio                  $14,741

                            HOW TO REDEEM SHARES

     Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

     If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
            Transmittal Code            Answer Back Sign

                 144295                 144295 TSSG PREP

     If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Telephone Redemption Privilege. You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. The Telephone Redemption Privilege is granted automatically unless you refuse it.

     Stock Certificates; Signatures. Any certificates representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record of a Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy of the Fund, which may not be changed without shareholder approval. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.

                            SHAREHOLDER SERVICES

     Fund Exchanges. You may purchase, in exchange for shares of a Class of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

     To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

     To establish a retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of a Portfolio, shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Dreyfus-Automatic Asset Builderr. Dreyfus-Automatic Asset Builder permits you to purchase Portfolio shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Portfolio shares are purchased by transferring funds from the bank account designated by you.

     Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Portfolio shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

     Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Portfolio shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer, not the Distributor, the Advisers, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan.

     Dreyfus Step Program. The Dreyfus Step Program enables you to purchase Portfolio shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builderr, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

     Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically on the payment date your dividends or dividends and capital gain distributions, if any, from a Portfolio in shares of the same Class of another Portfolio or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5000 minimum account. Withdrawal payments are the proceeds from sales of Portfolio shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Certain Retirement Plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs) and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs (except SEP-IRAs), please call 1-800-554-4611; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     If you wish to purchase Portfolio shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including an SEP-IRA, you may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum for subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases.

     You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                      DETERMINATION OF NET ASSET VALUE

     Valuation of Portfolio Securities. Each Portfolio's securities, including covered call options written by the Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Short-term investments are carried at amortized cost, which approximates value. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York Interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Advisers. Forward currency contracts will be valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value for each of the Growth and Income Portfolio and Growth Portfolio does not take place contemporaneously with the determination of prices of certain portfolio securities. Expenses and fees of each Portfolio, including the management fee paid by the Portfolio and, with respect to Investor Class shares, fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Portfolio shares.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund's Board, are valued at fair value as determined in good faith by the Board. The Fund's Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if it believes that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Fund's Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     Management of the Fund believes that each Portfolio qualified for the fiscal year ended September 30, 1998 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income tax to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If a Portfolio did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after your purchase may have the effect of reducing the net asset value of the shares below the cost of your investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Portfolio from certain futures and forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.

     Offsetting positions held by the Portfolio involving certain contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Section 1256 of the Code. As such, all or a portion of any short-term or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income. If the Portfolio were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the "straddle" and conversion transactions rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in the related offsetting position. Moreover, as a result of the "straddle" rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be treated as short-term capital gain or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     Investment by the Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

     If the Growth and Income Portfolio or Growth Portfolio invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Portfolio. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code and, with respect to PFIC securities that are marked-to-market, under
Section 1296 of the Code.

                           PORTFOLIO TRANSACTIONS

     The Advisers assume general supervision over placing orders on behalf of the Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in the Advisers' best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Advisers' research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Advisers and the Advisers' fees are not reduced as a consequence of the receipt of such supplemental information.

     Such information may be useful to the Advisers in serving both the Fund and other funds which either advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Advisers in carrying out their obligations to the Fund. Sales by a broker of shares of a Portfolio or other funds advised by Dreyfus or its affiliates may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by Dreyfus being engaged simultaneously in the purchase or sale of the same security. Certain of the Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the Interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Advisers will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by Dreyfus based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     For the fiscal years ended September 30, 1996, 1997 and 1998 each Portfolio paid total brokerage commissions, none of which was paid to the Distributor, as follows:

        Portfolio                Brokerage Commissions Paid
                               1996         1997         1998

Income Portfolio              $ 1,070      $  9,640     $  2,424

Growth and Income Portfolio   $69,824      $136,654     $105,184

Growth Portfolio              $48,621      $ 66,374     $ 54,683

     The above figures for brokerage commissions do not include gross spreads and concessions on principal transactions, which, where determinable for the fiscal years ended September 30, 1996, 1997 and 1998 amounted to $7,620, $9,695 and $8,013, respectively, for the Growth and Income Portfolio and $13,246, $5,755 and $10,099, respectively, for the Growth Portfolio, none of which was paid to the Distributor.

                           PERFORMANCE INFORMATION

     The total return and average annual total return for each Portfolio for the indicated period ended September 30, 1998 were as follows:

                                                 Average Annual Total    Average Annual Total
                     Aggregate Total Return          Return Since            Return for
  Portfolio          Since March 31, 1995*         March 31, 1995*         One-Year Period

                     Restricted     Investor     Restricted   Investor   Restriced   Investor
                        Class        Class         Class        Class      Class     Class
                        Shares       Shares        Shares       Shares     Shares    Shares
Income                  43.88%       42.68%        10.95%       10.69%     9.14%     8.92%
Portfolio

Growth and Income
  Portfolio             73.94%       75.19%        17.38%       17.13%     6.28%     6.04%

Growth Portfolio        97.52%       96.10%        21.47%       21.22%     3.17%     2.97%

______________________

*    Commencement of operations.

     Total return is calculated by subtracting the amount of each Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio manager and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., S&P 500 Index, EAFE Index, Lehman Government/Corporate Index, J.P. Morgan Global Index, Russell 2000 Index, the Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events.

     From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.

                  INFORMATION ABOUT THE FUND AND PORTFOLIOS

     Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by Portfolio.

     To date, the Board has authorized the creation of three series of shares. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, one Portfolio (and as to classes within a Portfolio) are treated separately from those of the other Portfolios (and classes). The Fund has the ability to create, from time to time, new portfolios of shares without shareholder approval.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, that Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the rule.

     Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Portfolio during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, with respect to each Portfolio, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Portfolio. The Fund's policy on excessive trading applies to investors who invest in a Portfolio directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

     During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the relevant Portfolio's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

                      COUNSEL AND INDEPENDENT AUDITORS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

                                  APPENDIX

     Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):

S&P

Bond Ratings

                                     AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                     AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                      A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                     BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's

Bond Ratings

                                     Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                     Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                      A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                     AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                     AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                      A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                     BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                    F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                     F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

Duff

Bond Ratings

                                     AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                     AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                      A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                     BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

              DREYFUS ASSET ALLOCATION FUND, INC.
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)

                        SEPTEMBER 1, 1998

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Asset Allocation Fund, Inc. (the "Fund"), dated September 1, 1998, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call the following numbers:

               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                                TABLE OF CONTENTS

                                                         Page

Investment Objective and Management Policies............  B-2
Management of the Fund..................................  B-17
Management Agreement....................................  B-21
Purchase of Shares......................................  B-23
Shareholder Services Plan...............................  B-24
Redemption of Shares....................................  B-25
Shareholder Services....................................  B-26
Determination of Net Asset Value........................  B-29
Dividends, Distributions and Taxes......................  B-30
Portfolio Transactions..................................  B-32
Performance Information.................................  B-33
Information About the Fund..............................  B-34
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors......................  B-34

Financial Statements and Report of Independent

Auditors................................................  B-35

Appendix................................................  B-36

          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Repurchase Agreements. The Fund's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Convertible Securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), and higher dividend income than is available on a company's common stock. PERCS are preferred stock which generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. The Fund also may invest in other classes of enhanced convertible securities, such as ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities) and DECS (Dividend Enhanced Convertible Securities). These securities are company issued convertible preferred stock. Unlike PERCS, they do not have a capital appreciation limit. They are designed to provide the investor with high current income with some prospect of future capital appreciation, issued with three or four-year maturities, and typically have some built-in call protection. Investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity they will convert mandatorily into either cash or a specified number of shares of common stock.

     Zero Coupon Securities. Zero coupon U.S. Treasury securities are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Receipts include "Treasury Receipts" ("TRs") "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TIGRs, LYONs and CATS are interests in private proprietary accounts while TRs are interests in accounts sponsored by the U.S. Treasury.

     Municipal Obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

     Mortgage Related Securities--Mortgage-related securities are a form of Derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates.

Government-Agency Securities--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

Government-Related Securities--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

     Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Private Entity Securities--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage- related securities issued by non-governmental issuers generally offer a higher rate of interest than government agency and government-related securities because there are no direct or indirect government guarantees of payment.

Commercial Mortgage-Related Securities--Commercial mortgage related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

     The Fund may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities.
On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

     The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

Collateralized Mortgage Obligations ("CMOs")--A CMO is a mulitclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or
(e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity of final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more trances of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

     Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities--The Fund also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Real Estate Investment Trusts--A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal Income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

Adjustable-Rate Mortgage Loans ("ARMs")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Other Mortgage-Related Securities--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers develops for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity during such period.

Management Policies

     The Fund may engage in the following investment practices in furtherance of its objective.

     Leverage. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.

     Short-Selling. Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Derivatives. The Fund may invest in, or enter into, Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

     The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the -counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     The Fund may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

     Investment Company Securities. The Fund may invest in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Under the 1940 Act, the Fund's total investments in such securities, subject to certain exceptions, currently are limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Investment Considerations and Risks

     Lower Rated Securities. The Fund is permitted to invest in securities rated Ba by Moody's Investors Service, Inc. ("Moody's") or BB by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Credit Ratings Co. ("Duff" and with Moody's, S&P and Fitch, the "Rating Agencies") and as low as the lowest rating assigned by the Rating Agencies. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Securities" in the Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities and pay-in-kind bonds, in which the Fund may invest up to 5% of its total assets. Pay-in-kind bonds pay interest through the issuance of additional securities. Zero coupon securities and pay-in-kind bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     6. Invest more than 25% of the value of its assets in the securities of issuers in any single industry, provided that, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 1, 3, 10 and 11 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     10. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's Prospectus and this Statement of Additional Information.

     12. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

     The Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                           MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

LUCY WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 70 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

DAVID W. BURKE, Board Member. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, since August 1995. From August 1994 to February 1995, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 61 years old and his address is 197 Eighth Street, Charleston, Massachusetts 02109.

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
     Board of various funds in the Dreyfus Family of Funds. He also is a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, and Career Blazers, Inc. (formerly, Staffing Resources, Inc.), a temporary placement firm. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.

MARTIN D. FIFE, Board Member. Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. He is 69 years old and his address is 405 Lexington Avenue, New York, New York 10174.

WHITNEY I. GERARD, Board Member. Partner of the New York City law firm of
     Chadbourne & Parke. He is 62 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ROBERT R. GLAUBER, Board Member. Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. Mr. Glauber was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than 5 years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is also a director of Mid Ocean Reinsurance Co. Ltd. and Cooke Bieler, Inc., investment counselors, NASD Regulations, Inc. and the Federal Reserve Bank of Boston. He is 57 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

ARTHUR A. HARTMAN, Board Member. Senior consultant with APCO Associates Inc.
     From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the ITT Hartford Insurance Group, Ford Meter Box Corporation and Lawter International and a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of the First NIS Regional Fund (ING/Barings Management). He is a former President of the Harvard Board of Overseers. He is 71 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.

GEORGE L. PERRY, Board Member. An economist and Senior Fellow at the Brookings
     Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association, State Farm Life Insurance Company and Federal Realty Investment Trust. He is 62 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.

PAUL D. WOLFOWITZ, Board Member. Dean of The Paul H. Nitze School of Advanced
     International Studies at Johns Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs of the Department of State. He is 52 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.

     For so long as the Fund plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half of the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended April 30, 1998, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the numbers of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1997, were as follows:

                                        Total Compensation
                       Aggregate        from Fund and Fund
    Name of Board   Compensation from     Complex Paid to
      Member              Fund*            Board Members

Lucy Wilson Benson    $2,250               $ 74,055 (14)

David W. Burke        $2,250               $239,000 (51)

Joseph S. DiMartino   $2,813               $597,128 (96)

Martin D. Fife        $2,250               $ 60,500 (12)

Whitney I. Gerard     $2,250               $ 60,500 (12)

Robert R. Glauber     $2,250               $102,500 (20)

Arthur A. Hartman     $2,000               $ 55,750 (12)

George L. Perry       $2,250               $ 60,500 (12)

Paul D. Wolfowitz     $2,000               $ 52,750 (10)

______________________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $924 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer. President, Chief Executive Officer,
     Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc. the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 40 years old.

MARGARET W. CHAMBERS, Vice President and Secretary. Senior Vice President and
     General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 38 years old.

MICHAEL S. PETRUCELLI, Vice President, Assistant Treasurer and Assistant
     Secretary. Senior Vice President of Funds Distributor, Inc., and an officer of certain other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investment Services where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a Director of GE Investment Services. He is 36 years old.

STEPHANIE D. PIERCE, Vice President, Assistant Secretary and Assistant
     Treasurer. Vice President and Client Development Manager of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. She is 29 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the
     Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 34 years old.

GEORGE A. RIO, Vice President and Assistant Treasurer. Executive Vice President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President & Manager of Client Services and Director of Internal Audit at The Boston Company. He is 43 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer. Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary. Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 29 years old.

CHRISTOPHER J. KELLEY, Vice President and Assistant Secretary. Vice President and Senior Associate General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and compliance capacities. He is 33 years old.

KATHLEEN K. MORRISEY, Vice President and Assistant Secretary. Manager of
     Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 25 years old.

ELBA VASQUEZ, Vice President and Assistant Secretary. Assistant Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 36 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on August 10, 1998.

                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 4, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on August 6, 1998. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Andrew S. Wasser, Vice President-Information Systems; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C., Frank
V. Cahouet and Richard F. Syron, directors.

     The Manager manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Timothy Ghriskey and Kevin McClintock. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders and any extraordinary expenses. In addition, Fund shares are subject to an annual service fee. See "Shareholder Services Plan."

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for its services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended April 30, 1996, 1997 and 1998, the management fees payable to the Manager amounted to $469,019, $451,732 and $586,043, respectively. The management fee for the fiscal year ended April 30, 1996 was reduced by $170,503 pursuant to an undertaking by the Manager, resulting in a net fee of $298,516.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year, provided the information on the old Account Application is still applicable.

                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan, pursuant to which the Fund pays the Distributor for the provision of certain services to the Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved by the Board at a meeting held on August 6, 1998. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended April 30, 1998, the Fund was charged $195,348 pursuant to the Shareholder Services Plan.

                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal Code         Answer Back Sign

          144295                   144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Portfolio, shares of one of the other Portfolios of the Fund or shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as set forth under "Fund Exchanges" above. Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge and the applicable contingent deferred sales charge, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), Roth IRAs, Education IRAs and IRA "Rollover Accounts") and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adopting such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus - sponsored Education IRAs, with no minimum on subsequent purchases.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. The Fund's securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees of the Fund, including the management fee paid by the Fund and fees pursuant to the Fund's Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management of the Fund believes the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal year ended April 30, 1998. The Fund intends to continue to so qualify, as long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of his investment. Such a dividend or distribution would be a return on investment in an economic sense, although taxable as stated in the Prospectus under "Dividends, Distributions and Taxes." In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain and loss. However, a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward futures and option contracts and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain forward contracts and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss characterized in the manner described above.

     Offsetting positions held by the Fund involving certain forward contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short-term or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" could be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." If no election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                     PORTFOLIO TRANSACTIONS

     The Manager supervises the placement of orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the Manager's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the fee of the Manager is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligation to the Fund. Brokers are also selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more clients the Manager might advise being engaged simultaneously in the purchase or sale of the same security. Certain transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

     For the fiscal years ended April 30, 1996, 1997 and 1998, the Fund paid total brokerage commissions of $500,390, $241,623 and $429,140, respectively, none of which was paid to the Distributor. The Fund paid no gross spreads and concessions on principal transactions for the fiscal year ended April 30, 1996. For the fiscal years ended April 30, 1997 and 1998, the Fund paid $232,985 and $100,796, respectively, in concessions.

     The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

          Transaction                   Commissions and
          Amount                        Concessions

          $59,294,645                        $59,867

                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     The Fund's average annual total return for the 1 and 4.84 year periods ended April 30, 1998 was 34.33% and 16.46%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for the period July 1, 1993 (commencement of operations) through April 30, 1998 was 108.78%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, Money Magazine, Wilshire 5000 Index and other industry publications. From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. In addition, advertising for the Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic or financial conditions, developments and/or events.

     From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analyses supporting such ratings.

                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.

           TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                            AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended April 30, 1998, the Fund paid the Transfer Agent $41,063.

     Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, serves as custodian of the Fund's investments. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges. For the fiscal year ended April 30, 1998, the Fund paid the Custodian $24,037.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

           FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

     The Fund's Annual Report to Shareholders for the fiscal year ended April 30, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes, and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                            APPENDIX

     Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"):

S&P

Bond Ratings

                              AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                               A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                              BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                       BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                               BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                               B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                              CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                               CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                               C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating.

                               D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Commercial Paper Rating

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

Moody's Bond Ratings

                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                               Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                               C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major ratings categories, except in the Aaa category and in categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                               B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                              CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                               CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                               C

     Bonds rated C are in imminent default in payment of interest or principal.

                         DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                              F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

                              AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                               AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                              BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                               BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                               B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                              CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

                               DD

     Defaulted debt obligations. Issuer has failed to meet scheduled principal and/or interest payments.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

Dreyfus lion "d" logo                          (reg.tm)

Dreyfus logo                                   (reg.tm)

DREYFUS LIFETIME PORTFOLIOS, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                              552AR989

LifeTime

Portfolios, Inc.

Annual Report

September 30, 1998


DREYFUS LIFETIME PORTFOLIOS, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

     We are pleased to report the following performance figures for the various classes of shares in Dreyfus LifeTime Portfolios, Inc. These results were achieved in spite of the major correction that affected the equity markets in the past few months.

                       DREYFUS LIFETIME PORTFOLIOS, INC.

               TOTAL RETURN, 12 MONTHS ENDED SEPTEMBER 30, 1998.

                                                                                                          Lehman Brothers

                                                                              Standard & Poor's 500        Intermediate

                                                         Customized              Composite Stock       Government/Corporate
Portfolio                        Portfolio              Blended Index              Price Index              Bond Index
(Class)                        Total Return*           Total Return**             Total Return*            Total Return*
________                     _____________            _______________      _________________________ __________________________

Growth and Income
Investor Shares                    6.04%                    6.53%                     9.08%                   10.43%

Restricted Shares                  6.28%

Income

Investor Shares                    8.92%                    9.59%

Restricted Shares                  9.14%

Growth

Investor Shares                    2.97%                    3.52%

Restricted Shares                  3.17%

ECONOMIC REVIEW

     So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, and unemployment only slightly above 4%. The tight labor market led the Federal Reserve to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough that the Fed decided to stand pat for a number of months before cutting the Federal Funds rate in September and October. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. World economic weakness then shifted expectations towards monetary easing. After many years of subpar economic growth, continental Europe moved into a better economic expansion. Unlike the U.S., Europe has a substantial excess capacity of productive plant and labor. In Asia, weak economies were everywhere as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

     A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the prices of assets they owned.

     The negative effect of Asian weakness was directed towards the industrial sector more than the consumer sector. Corporate profits weakened, especially in sectors sensitive to Asia such as world-traded commodities (oil, metals and paper) and exporters. One result of the industrial weakness was to cool off a U.S. economy that had been growing rapidly.

     The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields.

     Market sentiment now anticipates further monetary ease in the U.S. and other industrial countries as the evidence of a weaker world economy has accumulated. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

MARKET OVERVIEW

     The 12 months ended September 30, 1998 encompassed some very different market phases, with stock market strength during much of the period followed by a sharp decline towards the end of the period. Over the 12 months, the total return on the Standard & Poor' s 500 Composite Stock Price Index was 9.08%. Returns on mid-cap and small-cap stock indices were weaker, with a negative total return on small-cap indices.

     Three key trends influenced stock market behavior during the fiscal year. First, the Federal Reserve kept the Federal funds rate flat at 5.5% for most of the fiscal year, before 25 basis point cuts in both September and October. Sentiment changed from expectations of a possible Fed Funds rate increase to widespread expectations of lower interest rates, especially after the Fed easing in late September. Second, weakness in the economies of emerging countries contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exporters and then for a broader list of stocks.

     The trigger for the sharp decline in stocks at the end of the period appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer sell-off due to concerns about financial contagion from emerging countries and potential loan losses by financial institutions.

     The erosion of expectations about corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks until late in the fiscal year. Investors had more confidence in the prospect for strong, persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks which fall into the value category fell sharply following the Russian default.

     The fiscal year ended September 1998 was characterized by very different performances of the various market sectors. The largest cap growth stocks did best, followed by large-cap stocks in general, with mid-cap and small-cap stocks lagging behind. For example, the total return for the fiscal year on the Russell 1000 Index with a heavy large-cap representation was 7.36%, with the Russell 1000 Growth Index returning 11.11% while the Russell 1000 Value Index returned 3.59%. The return on the Russell Midcap Index was -6.01% while the small-cap Russell 2000 Index return was -19.02%.***

PORTFOLIO FOCUS

     As you know, the Dreyfus LifeTime Portfolios, Inc. provide the opportunity to invest in three distinct portfolios that are specifically designed for investors with differing time horizons and tolerances for risk.

     The Growth Portfolio is designed for the investor with the highest risk tolerance and/or the longest time horizon. This portfolio has the highest baseline allocation to the equity markets, with the ability to shift considerably from that structure in line with Mellon Equity's disciplined asset allocation process. For most of the last year, the Growth Portfolio was at its minimum equity allocation, with an overweight to bonds. As stock prices continued to rise and corporate earnings ebbed, the equity market consistently appeared overvalued. The portfolio's underweight to equities proved beneficial when the stock market corrected severely in July and August. After the selloff, Mellon Equity's asset allocation process evaluated price levels and deemed them more in line with a fair valuation. In early September, the Growth Portfolio moved back to its normal allocation to stocks as the market recovered some of its losses from the prior months. Performance over longer time periods remained strong. As of the end of September, domestic allocations remained in line with the benchmark allocation. The portfolio contained 18% domestic fixed-income securities versus the benchmark allocation of 17%. The domestic equity allocation consisted of 55% in large capitalization equities (versus neutral allocation of 54%) and 15% in small capitalization equities (versus neutral allocation of 14%). The international equity allocation ended the period at 10%, versus its baseline allocation of 12%.

     The Growth and Income Portfolio is designed for an investor with a moderate tolerance for risk and/or an intermediate time horizon. Like the Growth Portfolio, it was at its minimum equity allocation for most of the last year and benefited from the underweight when the market corrected. It too moved back to its neutral allocation in September and remained there at month-end. At the end of September, domestic bonds made up 47% of the Portfolio, compared to a neutral allocation of 45%. Domestic equities were also in line with their neutral position; large capitalization equities were approximately 38% (versus 36% neutral allocation) of the Portfolio and small capitalization equities were 10% (versus 9% neutral allocation) of the Portfolio. The international equity allocation was 4%, generally in line with its benchmark allocation of 5%.

     The Income Portfolio is designed for the more conservative investor. Its asset allocation is bond-dominated, and does not vary from its long-term targets. The bond and stock components are both passively managed. The bond-dominated allocation provided the intended protection when the stock market corrected in August.

     The large-capitalization equity components of both the Growth and Growth and Income Portfolios are actively managed using Mellon Equity's quantitative equity discipline. Sector allocations mirror those of the S&P 500, with Portfolio performance relative to the benchmark dependent on stock selection. During the past year, the large capitalization equity Portfolio modestly underperformed the S&P 500. Stocks that contributed positively to performance included Schering-Plough, Lexmark International Group Cl. A., EMC, and Cisco Systems, while Tellabs, Chase Manhattan Corp., HEALTHSOUTH, and Adaptec detracted from performance.

     Thank you for your investment in Dreyfus LifeTime Portfolios, Inc. We are carefully monitoring market developments in order to continue bringing you competitive returns.

               Sincerely,


               [Steven A. Falci signature logo]


               Steven A. Falci

               Portfolio Manager

October 20, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

**For the GROWTH PORTFOLIO, the Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the baseline percentage set forth in the Prospectus, but in greater detail than the broader Prospectus baseline percentages: Domestic Large Company Stocks--54.4%; Domestic Small Company Stocks--13.6%; Foreign Stocks--12.0%; Domestic Bonds--17.0%; and Foreign Bonds--3.0%. The Customized Blended Index combines returns from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index--Hedged, $U.S. ("EAFE Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index--Hedged ("J.P. Morgan Global Index") and is weighted to the aforementioned baseline percentages. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. Bonds component. None of the foregoing indices reflect account charges, fees or other expenses.

For the GROWTH AND INCOME PORTFOLIO, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus baseline percentages: Domestic Large Company Stocks--36%; Domestic Small Company Stocks--9%; Foreign Stocks--5%; Domestic Bonds--45%; and Foreign Bonds--5%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the EAFE Index, the Lehman Index and the J.P. Morgan Global Index and is weighted to the aforementioned baseline percentages. The indices are described above.

For the INCOME PORTFOLIO we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the Prospectus, but in greater detail than the broader Prospectus baseline percentages: Bonds--67.5%; Stocks--22.5%; and Treasury Bills--10%. The Customized Blended Index combines returns from the Lehman Index, the S&P 500 Index (both described above) and the 90-day Treasury Bill rate, as it changes from time to time, and is weighted to the aforementioned baseline percentages.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index consists of the bottom 800 securities in the Russell 1000 Index as ranked by total market capitalization and is a widely accepted measure of medium-cap stock market performance. The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. All indices are unmanaged and include reinvested dividends.


DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO  SEPTEMBER 30,
1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.--GROWTH AND INCOME PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

Dollars

$21,791
Standard & Poor's 500 Composite Stock Price Index*

$17,519
Dreyfus LifeTime Portfolios--Growth and Income Portfolio (Investor Shares)

$17,394
Dreyfus LifeTime Portfolios--Growth and Income Portfolio (Restricted Shares)

$16,533
Customized Blended Index**

* Source: Lipper Analytical Services, Inc.

**Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan Stanley & Co. Incorporated and J.P. Morgan & Co. Incorporated

Average Annual Total Returns
-----------------------------------------------------------------------------

                     Investor Shares                                                      Restricted Shares
_______________________________________________________           _________________________________________________________
Period Ended 9/30/98                                              Period Ended 9/30/98
___________________                                               ________________
1 Year                                        6.04%               1 Year                                         6.28%

From Inception (3/31/95)                     17.38                From Inception (3/31/95)                      17.13
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Growth and Income Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index") as well as to a Customized Blended Index reflecting the Portfolio's asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. The Customized Blended Index is calculated on a year-to-year basis. All dividends and capital gain distributions are reinvested.

The Growth and Income Portfolio allocates your money among domestic and foreign stocks and bonds. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. The S&P 500 Index was selected because (1) domestic common stocks represent a significant portion of the Baseline and (2) the majority of the stock portion of the Portfolio is invested in stocks included in the S&P 500 Index. Because the Portfolio has significant fixed-income holdings, though, it can underperform an equity-only index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 36%; Domestic Small Company Stocks - 9%; Foreign Stocks - 5%; Domestic Bonds - 45%; Foreign Bonds - 5%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S. ("EAFE Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index - Hedged ("J.P. Morgan Global Index"), and is weighted to the aforementioned Baseline percentages. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. bonds component. None of the foregoing indices reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


DREYFUS LIFETIME PORTFOLIOS, INC., INCOME PORTFOLIO        SEPTEMBER 30, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.--INCOME PORTFOLIO WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX AND A CUSTOMIZED BLENDED INDEX

Dollars

$14,921
Customized Blended Index**

$14,388
Dreyfus LifeTime Portfolios--Income  Portfolio (Restricted Shares)

$14,268
Dreyfus LifeTime Portfolios--Income  Portfolio (Investor Shares)

$13,407
Lehman Brothers Intermediate Government/Corporate Bond Index*

* Source: Lehman Brothers

**Source: Lehman Brothers, Lipper Analytical Services, Inc. and The Wall Street Journal

Average Annual Total Returns
-----------------------------------------------------------------------------

                    Investor Shares                                                   Restricted Shares
_______________________________________________________           _________________________________________________________
Period Ended 9/30/98                                              Period Ended 9/30/98
___________________                                               ________________
1 Year                                        8.92%               1 Year                                         9.14%

From Inception (3/31/95)                     10.69                From Inception (3/31/95)                      10.95
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Income Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made on that date in the Lehman Brothers Intermediate Government/Corporate Bond Index as well as to a Customized Blended Index reflecting the Portfolio' s asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. The Customized Blended Index is calculated on a year-to-year basis. All dividends and capital gain distributions are reinvested.

The Income Portfolio allocates your money among domestic bonds and stocks and money market instruments. The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index is a widely accepted index of bond market performance which does not take into account charges, fees and other expenses. The Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") was selected because (1) government and corporate bonds represent the highest Baseline percentage of the Portfolio and (2) the fixed-income portion of the Portfolio is invested to represent the Lehman Index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Bonds - 67.5%; Stocks - 22.5%; and Treasury Bills - 10%. The Customized Blended Index combines returns from the Lehman Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and the 90-day Treasury Bill rate, as it changes from time to time, and is weighted to the aforementioned Baseline percentages. The Lehman Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. None of the foregoing indices reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this Report.


DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH PORTFOLIO        SEPTEMBER 30, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.--GROWTH PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

Dollars

$21,791
Standard & Poor's 500 Composite Stock Price Index*

$19,752
Dreyfus LifeTime Portfolios-- Growth Portfolio (Restricted Shares)

$19,610
Dreyfus LifeTime Portfolios-- Growth Portfolio (Investor Shares)

$18,169
Customized Blended Index**

* Source: Lipper Analytical Services, Inc.

**Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan Stanley & Co. Incorporated and J.P. Morgan & Co. Incorporated

Average Annual Total Returns
-----------------------------------------------------------------------------
                   Investor Shares                                                       Restricted Shares
_______________________________________________________           _________________________________________________________
Period Ended 9/30/98                                              Period Ended 9/30/98
___________________                                               ________________
1 Year                                        2.97%               1 Year                                         3.17%

From Inception (3/31/95)                     21.22                From Inception (3/31/95)                      21.47
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Growth Portfolio on 3/31/95 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") as well as to a Customized Blended Index reflecting the Portfolio' s asset allocation baseline percentages ("Baseline") which are described below and in the Fund's prospectus. The Customized Blended Index is calculated on a year-to-year basis. All dividends and capital gain distributions are reinvested.

The Growth Portfolio allocates your money among domestic and foreign stocks and bonds. The Portfolio' s performance shown in the line graph takes into account all applicable fees and expenses. The S&P 500 Index is a widely accepted, unmanaged index of overall stock market performance. The S&P 500 Index was selected because (1) domestic common stocks represent the highest Baseline percentage of the Portfolio's assets and (2) the majority of the stock portion of the Portfolio is invested in stocks included in the S&P 500 Index. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Portfolio's overall portfolio composition. We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the Prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 54.4%; Domestic Small Company Stocks - 13.6%; Foreign Stocks - 12.0%; Domestic Bonds - 17.0%; and Foreign Bonds - 3.0%. The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S. ("EAFE Index"), the Lehman Brothers Intermediate Government/Corporate Bond Index ("Lehman Index") and the J.P. Morgan Non-U.S. Government Bond Index-Hedged ("J.P. Morgan Global Index") and is weighted to the aforementioned Baseline percentages. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The EAFE Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of Government and corporate bond market performance composed of U.S. Government, Treasury and agency securities, fixed-income securities and nonconvertible investment grade corporate debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars. This index does not include a U.S. bonds component. None of the foregoing indices reflect account charges, fees or other expenses. Further information relating to the Portfolio's performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this Report.

DREYFUS LIFETIME PORTFOLIOS, INC., INCOME PORTFOLIO
-----------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998
                                                                                                   Principal
Bonds and Notes--65.0%                                                                             Amount             Value
-------------------------------------------------------
                                                                                               ______________   _______________
                   Financial--11.1% American Express Credit Account Master Trust,
                                        Asset Backed Ctfs., Ser. 1997-1, Cl. A,
                                        6.40%, 4/15/2005 . . . . . . . . . . . . . . . . .       $  1,000,000      $  1,048,529

                                    Citibank Credit Card Master Trust,
                                        Asset Backed Ctfs., Ser. 1998-1, Cl. A,
                                        5.75%, 1/15/2003 . . . . . . . . . . . . . . . . .          1,000,000         1,042,515

                                    Chase Manhattan, Sub. Notes,
                                        7.125%, 6/15/2009  . . . . . . . . . . . . . . . .          1,000,000         1,079,609

                                    Federal Farm Credit Bank, Notes,
                                        5.84%, 6/8/2005  . . . . . . . . . . . . . . . . .          1,000,000         1,053,574

                                    Southern New England, Bonds,
                                        6.50%, 2/15/2002 . . . . . . . . . . . . . . . . .          1,000,000         1,048,040

                                    Worldcom, Bonds,
                                        6.40%, 8/15/2005 . . . . . . . . . . . . . . . . .            500,000           525,412

                                                                                                                 ______________
                                                                                                                      5,797,679
                                                                                                                 ______________
                   Industrial--7.1% Allied-Signal, Notes,
                                        6.20%, 2/01/2008 . . . . . . . . . . . . . . . . .            500,000           524,554
                                    Campbell Soup, Bonds,
                                        6.15%, 12/01/2002  . . . . . . . . . . . . . . . .          1,000,000         1,045,987
                                    duPont (E.I.) de Nemours & Co., Deb.,
                                        6.50%, 9/01/2002 . . . . . . . . . . . . . . . . .          1,000,000         1,060,649
                                    Mobil, Deb.,
                                        8.375%, 2/12/2001  . . . . . . . . . . . . . . . .          1,000,000         1,077,091
                                                                                                                 ______________
                                                                                                                      3,708,281
                                                                                                                 ______________
U.S. Government Securities--46.8%  U.S. Treasury Notes:
                                        6%, 8/15/1999  . . . . . . . . . . . . . . . . . .          1,000,000         1,011,680
                                        6.375%, 1/15/2000  . . . . . . . . . . . . . . . .          1,300,000         1,329,887
                                        6.875%, 3/31/2000  . . . . . . . . . . . . . . . .          2,000,000         2,069,200
                                        5.875%, 6/30/2000  . . . . . . . . . . . . . . . .          2,000,000         2,048,920
                                        5.25%, 1/31/2001 . . . . . . . . . . . . . . . . .          1,200,000         1,223,892
                                        7.75%, 2/15/2001 . . . . . . . . . . . . . . . . .          1,400,000         1,505,098
                                        6.375%, 3/31/2001  . . . . . . . . . . . . . . . .          2,000,000         2,093,400
                                        8%, 5/15/2001  . . . . . . . . . . . . . . . . . .          1,000,000         1,088,940
                                        7.50%, 11/15/2001  . . . . . . . . . . . . . . . .            835,000           910,442
                                        6.625%, 3/31/2002  . . . . . . . . . . . . . . . .          1,350,000         1,447,281
                                        6.25%, 6/30/2002 . . . . . . . . . . . . . . . . .          1,080,000         1,149,001
                                        6.375%, 8/15/2002  . . . . . . . . . . . . . . . .          1,150,000         1,230,822
                                        6.25%, 2/15/2003 . . . . . . . . . . . . . . . . .          1,800,000         1,935,468
                                        7.875%, 11/15/2004 . . . . . . . . . . . . . . . .          1,360,000         1,611,940
                                        7.50%, 2/15/2005 . . . . . . . . . . . . . . . . .            500,000           585,585
                                        6.50%, 5/15/2005 . . . . . . . . . . . . . . . . .            725,000           813,363
                                        6.875%, 5/15/2006  . . . . . . . . . . . . . . . .            200,000           231,046

DREYFUS LIFETIME PORTFOLIOS, INC., INCOME PORTFOLIO
-----------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998
                                                                                                  Principal
Bonds and Notes--continued                                                                         Amount            Value
-------------------------------------------------------                                        ______________   _______________
U.S. Government
Securities (continued)  U.S. Treasury Notes (continued):

                                        7%, 7/15/2006  . . . . . . . . . . . . . . . . . .      $   1,085,000      $  1,263,765
                                        6.125%, 8/15/2007  . . . . . . . . . . . . . . . .            400,000           447,712
                                        5.625%, 5/15/2008  . . . . . . . . . . . . . . . .            500,000           547,600
                                                                                                                 ______________
                                                                                                                     24,545,042
                                                                                                                 ______________
                                    TOTAL BONDS AND NOTES
                                        (cost $32,899,829) . . . . . . . . . . . . . . . .                          $34,051,002
                                                                                                                 ______________
                                                                                                                 ______________

Short-Term Investments--34.8%
-------------------------------------------------------
              U.S. Treasury Bills:  4.91%, 10/1/1998 . . . . . . . . . . . . . . . . . . .  (a)   $ 1,535,000      $  1,535,000
                                    4.88%, 10/15/1998  . . . . . . . . . . . . . . . . . .          7,547,000         7,534,321
                                    4.92%, 10/22/1998  . . . . . . . . . . . . . . . . . .          1,396,000         1,393,362
                                    4.81%, 10/29/1998  . . . . . . . . . . . . . . . . . .            705,000           702,631
                                    4.90%, 11/12/1998  . . . . . . . . . . . . . . . . . .            303,000           301,579
                                    4.90%, 11/19/1998  . . . . . . . . . . . . . . . . . .            596,000           592,746
                                    4.89%, 11/27/1998  . . . . . . . . . . . . . . . . . .             19,000            18,877
                                    4.61%, 12/17/1998  . . . . . . . . . . . . . . . . . .          4,739,000         4,696,728
                                    4.56%, 12/24/1998  . . . . . . . . . . . . . . . . . .          1,368,000         1,354,553
                                    4.20%, 12/31/1998  . . . . . . . . . . . . . . . . . .            143,000           141,460

                                                                                                                 ______________
                                    TOTAL SHORT-TERM INVESTMENTS
                                        (cost $18,261,308) . . . . . . . . . . . . . . . .                          $18,271,257

                                                                                                                 ______________

TOTAL INVESTMENTS (cost $51,161,137) . . . . . . . . . . . . . . . . . . . . . . . . . . .              99.8%       $52,322,259
                                                                                                      _______    ______________
CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .2%     $     122,006
                                                                                                      _______    ______________
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $52,444,265
                                                                                                      _______    ______________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Partially held by the custodian in a segregated account as collateral for open financial futures positions.

STATEMENT OF FINANCIAL FUTURES                             SEPTEMBER 30, 1998
                                                                            Market Value                          Unrealized

                                                                               Covered                           Depreciation
Financial Futures Purchased:                                Contracts       by Contracts        Expiration        at 9/30/98
_________________________                                   ________         ___________         _________        ____________
Standard & Poor's 500. . . . . . . . . . . . . . . . . .         49           $12,568,500      December '98        $(124,567)
                                                                                                                  ___________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998
Common Stocks--37.4%                                                                               Shares            Value
-------------------------------------------------------
                                                                                               ______________  ________________
            Basic Industries--1.2%  Dow Chemical . . . . . . . . . . . . . . . . . . . . .              7,300    $      623,694
                                    Fort James . . . . . . . . . . . . . . . . . . . . . .             14,500           475,781
                                    PPG Industries . . . . . . . . . . . . . . . . . . . .              9,600           523,800
                                    Rohm & Haas  . . . . . . . . . . . . . . . . . . . . .             12,500           347,656
                                    Southdown  . . . . . . . . . . . . . . . . . . . . . .              3,100           139,500
                                    USG  . . . . . . . . . . . . . . . . . . . . . . . . .              4,200           181,650

                                                                                                                  _____________
                                                                                                                      2,292,081
                                                                                                                  _____________
            Capital Spending--9.3%  AlliedSignal . . . . . . . . . . . . . . . . . . . . .             11,200           396,200
                                    America Online . . . . . . . . . . . . . . . . . . . .  (a)         4,300           478,375
                                    Caterpillar  . . . . . . . . . . . . . . . . . . . . .             16,000           713,000
                                    Cisco Systems  . . . . . . . . . . . . . . . . . . . .  (a)        13,500           834,469
                                    Dell Computer  . . . . . . . . . . . . . . . . . . . .  (a)        16,800         1,104,600
                                    EMC  . . . . . . . . . . . . . . . . . . . . . . . . .  (a)        17,100           977,906
                                    General Electric . . . . . . . . . . . . . . . . . . .              9,300           739,931
                                    HBO & Co . . . . . . . . . . . . . . . . . . . . . . .             10,500           303,187
                                    Honeywell  . . . . . . . . . . . . . . . . . . . . . .              3,100           198,594
                                    Ingersoll-Rand . . . . . . . . . . . . . . . . . . . .             23,000           872,563
                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .             21,700         1,860,775
                                    International Business Machines  . . . . . . . . . . .             10,900         1,395,200
                                    Lexmark International Group, Cl. A . . . . . . . . . .  (a)         9,900           686,194
                                    Lucent Technologies  . . . . . . . . . . . . . . . . .             11,500           794,219
                                    Microsoft  . . . . . . . . . . . . . . . . . . . . . .  (a)        22,200         2,443,387
                                    Oracle . . . . . . . . . . . . . . . . . . . . . . . .  (a)        46,600         1,357,225
                                    Sun Microsystems . . . . . . . . . . . . . . . . . . .  (a)        13,300           662,506
                                    Tellabs  . . . . . . . . . . . . . . . . . . . . . . .  (a)        13,100           521,544
                                    Tyco International . . . . . . . . . . . . . . . . . .             13,000           718,250
                                    United Technologies  . . . . . . . . . . . . . . . . .              9,300           710,869
                                                                                                                  _____________
                                                                                                                     17,768,994
                                                                                                                  _____________

           Consumer Cyclical--4.5%  American Greetings, Cl. A  . . . . . . . . . . . . . .              4,700           185,944
                                    Carnival . . . . . . . . . . . . . . . . . . . . . . .              8,900           283,131
                                    Chrysler . . . . . . . . . . . . . . . . . . . . . . .             12,000           574,500
                                    Clear Channel Communications . . . . . . . . . . . . .  (a)        11,100           527,250
                                    Federal-Mogul  . . . . . . . . . . . . . . . . . . . .              5,400           252,450
                                    Federated Department Stores  . . . . . . . . . . . . .  (a)        16,800           611,100
                                    Ford Motor . . . . . . . . . . . . . . . . . . . . . .             16,700           783,856
                                    Gannett  . . . . . . . . . . . . . . . . . . . . . . .              3,500           187,469
                                    Gap  . . . . . . . . . . . . . . . . . . . . . . . . .             10,600           559,150
                                    K mart . . . . . . . . . . . . . . . . . . . . . . . .  (a)        18,300           218,456
                                    Philips Electronics, N.V . . . . . . . . . . . . . . .              7,000           373,625
                                    Promus Hotel . . . . . . . . . . . . . . . . . . . . .              5,700           157,106
                                    Safeway  . . . . . . . . . . . . . . . . . . . . . . .  (a)        17,600           816,200
                                    Sears, Roebuck & Co  . . . . . . . . . . . . . . . . .              8,100           357,919
                                    TJX    . . . . . . . . . . . . . . . . . . . . . . . .             30,400           541,500
                                    Time Warner  . . . . . . . . . . . . . . . . . . . . .              5,900           516,619
                                    Tommy Hilfiger . . . . . . . . . . . . . . . . . . . .  (a)         5,500           225,500
                                    Wal-Mart Stores  . . . . . . . . . . . . . . . . . . .             24,300         1,327,388
                                                                                                                  _____________
                                                                                                                      8,499,163

                                                                                                                  _____________
DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998
Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                        ______________    ______________

            Consumer Staples--3.7%  Coca-Cola  . . . . . . . . . . . . . . . . . . . . . .             15,300    $      881,662
                                    Dial . . . . . . . . . . . . . . . . . . . . . . . . .             13,000           268,125
                                    Eastman Kodak  . . . . . . . . . . . . . . . . . . . .              9,500           734,469
                                    General Mills  . . . . . . . . . . . . . . . . . . . .             10,500           735,000
                                    Interstate Bakeries  . . . . . . . . . . . . . . . . .              5,000           155,000
                                    Newell . . . . . . . . . . . . . . . . . . . . . . . .             12,600           580,388
                                    PepsiCo  . . . . . . . . . . . . . . . . . . . . . . .             16,400           482,775
                                    Philip Morris  . . . . . . . . . . . . . . . . . . . .             20,900           962,706
                                    Procter & Gamble . . . . . . . . . . . . . . . . . . .              9,700           688,094
                                    Ralston-Ralston Purina Group . . . . . . . . . . . . .             19,200           561,600
                                    Sara Lee . . . . . . . . . . . . . . . . . . . . . . .              5,300           286,200
                                    Unilever, N.V  . . . . . . . . . . . . . . . . . . . .              7,700           471,625
                                    Wrigley, (Wm.) Jr  . . . . . . . . . . . . . . . . . .              2,300           174,656
                                                                                                                  _____________

                                                                                                                      6,982,300

                                                                                                                  _____________
                      Energy--3.1%  Amoco  . . . . . . . . . . . . . . . . . . . . . . . .              4,700           253,212
                                    Ashland  . . . . . . . . . . . . . . . . . . . . . . .              5,400           249,750
                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .             15,200           513,000
                                    Columbia Energy Group  . . . . . . . . . . . . . . . .              7,200           422,100
                                    Diamond Offshore Drilling  . . . . . . . . . . . . . .              6,800           176,800
                                    El Paso Energy . . . . . . . . . . . . . . . . . . . .              5,500           178,406
                                    Exxon  . . . . . . . . . . . . . . . . . . . . . . . .             22,200         1,558,163
                                    Mobil  . . . . . . . . . . . . . . . . . . . . . . . .             13,800         1,047,938
                                    Phillips Petroleum . . . . . . . . . . . . . . . . . .             13,600           613,700
                                    Sun  . . . . . . . . . . . . . . . . . . . . . . . . .              9,500           304,000
                                    Texaco . . . . . . . . . . . . . . . . . . . . . . . .              9,500           595,531
                                                                                                                  _____________

                                                                                                                      5,912,600

                                                                                                                  _____________
                 Health Care--5.1%  Abbott Laboratories  . . . . . . . . . . . . . . . . .             34,600         1,502,937
                                    American Home Products . . . . . . . . . . . . . . . .              6,700           350,912
                                    Amgen  . . . . . . . . . . . . . . . . . . . . . . . .  (a)        11,200           846,300
                                    Biomet . . . . . . . . . . . . . . . . . . . . . . . .              9,800           339,937
                                    Bristol-Myers Squibb . . . . . . . . . . . . . . . . .             10,700         1,111,463
                                    Guidant  . . . . . . . . . . . . . . . . . . . . . . .              6,500           482,625
                                    HEALTHSOUTH  . . . . . . . . . . . . . . . . . . . . .  (a)        24,200           255,613
                                    Johnson & Johnson  . . . . . . . . . . . . . . . . . .             16,900         1,322,425
                                    Lilly (Eli)  . . . . . . . . . . . . . . . . . . . . .              6,700           524,694
                                    Schering-Plough  . . . . . . . . . . . . . . . . . . .             14,900         1,543,081
                                    Warner-Lambert . . . . . . . . . . . . . . . . . . . .             17,800         1,343,900
                                    Wellpoint Health Networks  . . . . . . . . . . . . . .  (a)           700            39,244

                                                                                                                  _____________
                                                                                                                      9,663,131
                                                                                                                  _____________

          Interest Sensitive--5.9%  Allstate . . . . . . . . . . . . . . . . . . . . . . .             17,200           717,025
                                    Ambac Financial Group  . . . . . . . . . . . . . . . .              8,600           412,800
                                    American Express . . . . . . . . . . . . . . . . . . .              6,500           504,563
                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .              6,300           378,788
                                    Bear Stearns . . . . . . . . . . . . . . . . . . . . .             12,800           396,000

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

Common Stocks (continued)                                                                              Shares      Value
-------------------------------------------------------
                                                                                                    __________    ______________
    Interest Sensitive (continued)  Chase Manhattan  . . . . . . . . . . . . . . . . . . .             23,200    $    1,003,400
                                    CIGNA  . . . . . . . . . . . . . . . . . . . . . . . .              4,900           324,012
                                    Citicorp . . . . . . . . . . . . . . . . . . . . . . .              1,400           130,113
                                    Comerica . . . . . . . . . . . . . . . . . . . . . . .             11,600           635,825
                                    Edwards (A.G.) . . . . . . . . . . . . . . . . . . . .              5,700           172,781
                                    EXEL, Cl. A  . . . . . . . . . . . . . . . . . . . . .             11,300           711,900
                                    Fannie Mae . . . . . . . . . . . . . . . . . . . . . .              9,300           597,525
                                    First Chicago NBD  . . . . . . . . . . . . . . . . . .             11,200           767,200
                                    Fleet Financial Group  . . . . . . . . . . . . . . . .             10,800           793,125
                                    Golden West Financial  . . . . . . . . . . . . . . . .              4,100           335,431
                                    Lehman Brothers Holdings . . . . . . . . . . . . . . .              3,100            87,575
                                    MGIC Investment  . . . . . . . . . . . . . . . . . . .              6,300           232,313
                                    NationsBank  . . . . . . . . . . . . . . . . . . . . .  (a)        18,300           979,050
                                    SLM Holding  . . . . . . . . . . . . . . . . . . . . .             17,400           564,412
                                    SunAmerica . . . . . . . . . . . . . . . . . . . . . .             11,300           689,300
                                    SunTrust Banks . . . . . . . . . . . . . . . . . . . .              8,800           545,600
                                    Travelers Group  . . . . . . . . . . . . . . . . . . .  (a)         8,500           318,750
                                                                                                                  _____________

                                                                                                                     11,297,488
                                                                                                                  _____________
              Mining & Metals--.3%  Aluminum Company of America  . . . . . . . . . . . . .              4,900           347,900
                                    USX-U.S. Steel Group . . . . . . . . . . . . . . . . .              7,900           188,612
                                                                                                                  _____________

                                                                                                                        536,512

                                                                                                                  _____________
               Transportation--.4%  AMR  . . . . . . . . . . . . . . . . . . . . . . . . .  (a)         7,000           388,062
                                    Burlington Northern Santa Fe . . . . . . . . . . . . .             14,900           476,800
                                                                                                                  _____________
                                                                                                                        864,862
                                                                                                                  _____________

                   Utilities--3.9%  AT&T . . . . . . . . . . . . . . . . . . . . . . . . .             17,100           999,281
                                    AirTouch Communications  . . . . . . . . . . . . . . .  (a)        10,600           604,200
                                    Ameritech  . . . . . . . . . . . . . . . . . . . . . .             31,100         1,473,362
                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .              9,500           460,156
                                    BellSouth  . . . . . . . . . . . . . . . . . . . . . .             16,500         1,241,625
                                    Consolidated Edison  . . . . . . . . . . . . . . . . .             11,100           578,588
                                    FPL Group  . . . . . . . . . . . . . . . . . . . . . .             12,400           864,125
                                    FirstEnergy  . . . . . . . . . . . . . . . . . . . . .              9,500           295,094
                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . . .  (a)        14,500           708,688
                                    Pinnacle West Capital  . . . . . . . . . . . . . . . .              5,300           237,506
                                                                                                                  _____________
                                                                                                                      7,462,625
                                                                                                                  _____________
                                    TOTAL COMMON STOCKS
                                        (cost $64,579,607) . . . . . . . . . . . . . . . .                        $  71,279,756

                                                                                                                  _____________

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

                                                                                                   Principal
Bonds and Notes--46.7%                                                                              Amount              Value
________________________________________________________________________________                _____________      ____________
                      Finance--6.6% American Express Credit Account Master Trust,
                                        Asset Backed Ctfs., Ser. 1997-1, Cl. A,
                                        6.40%, 4/15/2005 . . . . . . . . . . . . . . . . .      $   3,000,000    $    3,145,587
                                    American General, Notes,
                                        7.75%, 4/1/2005  . . . . . . . . . . . . . . . . .            500,000           558,055
                                    Associates N.A., Sr. Notes,
                                        6%, 6/15/2000  . . . . . . . . . . . . . . . . . .          1,000,000         1,012,334
                                    BankAmerica, Sub. Notes,
                                        7.875%, 12/1/2002  . . . . . . . . . . . . . . . .          1,000,000         1,092,185
                                    Chase Manhattan, Sub. Notes,
                                        7.125%, 6/15/2009  . . . . . . . . . . . . . . . .          2,000,000         2,159,218
                                    Citibank Credit Card Master Trust,
                                        Asset Backed Ctfs., Ser. 1998-1, Cl. A,
                                        5.75%, 1/15/2003 . . . . . . . . . . . . . . . . .          3,500,000         3,552,500
                                    Citicorp, Sr. Notes,
                                        6.60%, 8/1/2000  . . . . . . . . . . . . . . . . .          1,000,000         1,020,184

                                                                                                                  _____________
                                                                                                                     12,540,063
                                                                                                                  _____________
                  Industrial--8.2%  American Home Products, Notes,
                                        7.70%, 2/15/2000 . . . . . . . . . . . . . . . . .          1,000,000         1,035,817
                                    Amoco, Notes,
                                        6.25%, 10/15/2004  . . . . . . . . . . . . . . . .          2,000,000         2,148,610
                                    Campbell Soup, Bonds,
                                        6.15%, 12/1/2002 . . . . . . . . . . . . . . . . .          4,000,000         4,183,948
                                    duPont (E.I.) de Nemours & Co., Notes,
                                        6.50%, 9/1/2002  . . . . . . . . . . . . . . . . .          3,000,000         3,181,947
                                    Penney (J.C.), Deb.:
                                        6.95%, 4/1/2000  . . . . . . . . . . . . . . . . .            800,000           821,426
                                        9.05%, 3/1/2001  . . . . . . . . . . . . . . . . .          1,000,000         1,089,292
                                    Philip Morris, Notes,
                                        7.625%, 5/15/2002  . . . . . . . . . . . . . . . .          1,000,000         1,076,699
                                    Norfolk Southern, Notes,
                                        6.70%, 5/1/2000  . . . . . . . . . . . . . . . . .          2,000,000         2,046,156

                                                                                                                  _____________
                                                                                                                     15,583,895
                                                                                                                  _____________
                   Utilities--.8%   MCI WorldCom, Sr. Notes,
                                        6.40%, 8/15/2005 . . . . . . . . . . . . . . . . .          1,500,000         1,576,236
                                                                                                                  _____________

 U.S. Government & Agencies--31.1%  Federal National Mortgage Association, Deb.,
                                        8.50%, 2/1/2005  . . . . . . . . . . . . . . . . .            500,000           525,085
                                    Federal National Mortgage Association,
                                        Med. Term Notes,
                                        5.73%, 10/14/1999  . . . . . . . . . . . . . . . .          3,000,000         3,020,250
                                    Tennessee Valley Authority,
                                        6.375%, 6/15/2005  . . . . . . . . . . . . . . . .          1,950,000         2,090,472
                                    U.S. Treasury Notes:
                                        7.125%, 9/30/1999  . . . . . . . . . . . . . . . .          2,000,000         2,049,640
                                        7.875%, 11/15/1999 . . . . . . . . . . . . . . . .          3,000,000         3,109,680
                                        7.75%, 1/31/2000 . . . . . . . . . . . . . . . . .          2,250,000         2,343,555

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998
                                                                                                  Principal
Bonds and Notes (continued)                                                                        Amount             Value
-------------------------------------------------------                                        ______________   _______________

U.S. Government &

             Agencies (continued)  U.S. Treasury Notes (continued):
                                        8.5%, 2/15/2000  . . . . . . . . . . . . . . . . .       $  1,150,000    $    1,211,077
                                        6.75%, 4/30/2000 . . . . . . . . . . . . . . . . .          2,300,000         2,379,097
                                        5.75%, 10/31/2000  . . . . . . . . . . . . . . . .          1,400,000         1,438,262
                                        5.625%, 11/30/2000 . . . . . . . . . . . . . . . .          1,100,000         1,127,907
                                        5.25%, 1/31/2001 . . . . . . . . . . . . . . . . .          4,400,000         4,487,604
                                        5.375%, 2/15/2001  . . . . . . . . . . . . . . . .            250,000           255,532
                                        6.375%, 3/31/2001  . . . . . . . . . . . . . . . .          2,300,000         2,407,410
                                        8%, 5/15/2001  . . . . . . . . . . . . . . . . . .          4,300,000         4,682,442
                                        6.125%, 12/31/2001 . . . . . . . . . . . . . . . .          3,000,000         3,156,600
                                        7.50%, 5/15/2002 . . . . . . . . . . . . . . . . .          1,850,000         2,041,253
                                        5.75%, 8/15/2003 . . . . . . . . . . . . . . . . .            930,000           986,972
                                        5.875%, 2/15/2004  . . . . . . . . . . . . . . . .          1,000,000         1,072,790
                                        7.25%, 5/15/2004 . . . . . . . . . . . . . . . . .          2,000,000         2,283,180
                                        7.25%, 8/15/2004 . . . . . . . . . . . . . . . . .          2,600,000         2,982,512
                                        7.875%, 11/15/2004 . . . . . . . . . . . . . . . .          1,660,000         1,967,515
                                        7.50%, 2/15/2005 . . . . . . . . . . . . . . . . .          1,050,000         1,229,729
                                        5.875%, 11/15/2005 . . . . . . . . . . . . . . . .          3,050,000         3,324,286
                                        7%, 7/15/2006  . . . . . . . . . . . . . . . . . .          2,000,000         2,329,520
                                        6.50%, 10/15/2006  . . . . . . . . . . . . . . . .          2,500,000         2,837,675
                                        6.25%, 2/15/2007 . . . . . . . . . . . . . . . . .          3,400,000         3,818,608

                                                                                                                  _____________
                                                                                                                     59,158,653
                                                                                                                 _____________
                                        TOTAL BONDS and NOTES
                                        (cost $85,383,231) . . . . . . . . . . . . . . . .                        $  88,858,847

                                                                                                                  _____________

Short-Term Investments--15.3%
-------------------------------------------------------

              U.S. Treasury Bills:  4.87%, 10/15/1998  . . . . . . . . . . . . . . . . . .  (b)   $20,630,000     $  20,595,342
                                    4.85%, 10/29/1998  . . . . . . . . . . . . . . . . . .            101,000           100,661
                                    4.89%, 11/12/1998  . . . . . . . . . . . . . . . . . .            118,000           117,447
                                    4.90%, 11/19/1998  . . . . . . . . . . . . . . . . . .            164,000           163,104
                                    4.58%, 12/17/1998  . . . . . . . . . . . . . . . . . .  (b)     6,567,000         6,508,422
                                    4.43%, 12/24/1998  . . . . . . . . . . . . . . . . . .          1,683,000         1,666,456
                                                                                                                  _____________

                                    TOTAL SHORT-TERM INVESTMENTS
                                        (cost $29,139,929) . . . . . . . . . . . . . . . .                        $  29,151,432
                                                                                                                  _____________
TOTAL INVESTMENTS (cost $179,102,767). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.4%      $189,290,035

                                                                                                      _______     _____________
CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .6%    $    1,083,435
                                                                                                      _______     _____________
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $190,373,470
                                                                                                      _______     _____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b) Partially held by the custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                             SEPTEMBER 30, 1998
                                                                                                                  Unrealized
                                                                            Market Value                         Appreciation/
                                                                               Covered                          (Depreciation)
Financial Futures Purchased:                                Contracts       by Contracts        Expiration        at 9/30/98
_________________________                                   ________         ___________         _________       ____________
Australian All Ordinaries. . . . . . . . . . . . . . . .          8          $    306,993      December '98      $     (2,100)
CAC 40 . . . . . . . . . . . . . . . . . . . . . . . . .         44             1,218,504      December '98          (230,289)
Deutsche Akteinindex . . . . . . . . . . . . . . . . . .          6             1,535,571      December '98          (248,288)
Financial Times. . . . . . . . . . . . . . . . . . . . .         30             2,552,177      December '98          (116,772)
Hang Seng. . . . . . . . . . . . . . . . . . . . . . . .         12               598,474      October '98            (13,178)
Nikkei 300 . . . . . . . . . . . . . . . . . . . . . . .        146             2,254,806      December '98          (138,963)
Russell 2000 . . . . . . . . . . . . . . . . . . . . . .        101            18,445,125      December '98           235,865
Standard & Poor's 500. . . . . . . . . . . . . . . . . .          2               513,000      December '98            (3,566)

                                                                                                                   __________
                                                                                                                   $ (517,291)
                                                                                                                   __________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                   SEPTEMBER 30, 1998

Common Stocks--54.4%                                                                               Shares           Value
-------------------------------------------------------                                        ______________   _______________
            Basic Industries--1.7%  Dow Chemical . . . . . . . . . . . . . . . . . . . . .              3,300     $     281,944
                                    Fort James . . . . . . . . . . . . . . . . . . . . . .              6,600           216,563
                                    PPG Industries . . . . . . . . . . . . . . . . . . . .              4,400           240,075
                                    Rohm & Haas  . . . . . . . . . . . . . . . . . . . . .              5,700           158,531
                                    Southdown  . . . . . . . . . . . . . . . . . . . . . .              1,400            63,000
                                    USG  . . . . . . . . . . . . . . . . . . . . . . . . .              1,900            82,175
                                                                                                                 ______________
                                                                                                                      1,042,288

                                                                                                                 ______________
           Capital Spending--13.5%  AlliedSignal . . . . . . . . . . . . . . . . . . . . .              5,100           180,412
                                    America Online . . . . . . . . . . . . . . . . . . . .  (a)         2,000           222,500
                                    Caterpillar  . . . . . . . . . . . . . . . . . . . . .              7,300           325,306
                                    Cisco Systems  . . . . . . . . . . . . . . . . . . . .  (a)         6,150           380,147
                                    Dell Computer  . . . . . . . . . . . . . . . . . . . .  (a)         7,800           512,850
                                    EMC  . . . . . . . . . . . . . . . . . . . . . . . . .  (a)         7,800           446,063
                                    General Electric . . . . . . . . . . . . . . . . . . .              4,300           342,119
                                    HBO & Co . . . . . . . . . . . . . . . . . . . . . . .              4,800           138,600
                                    Honeywell  . . . . . . . . . . . . . . . . . . . . . .              1,200            76,875
                                    Ingersoll-Rand . . . . . . . . . . . . . . . . . . . .             10,500           398,344
                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .             10,000           857,500
                                    International Business Machines  . . . . . . . . . . .              5,000           640,000
                                    Lexmark International Group, Cl. A . . . . . . . . . .  (a)         4,500           311,906
                                    Lucent Technologies  . . . . . . . . . . . . . . . . .              5,300           366,031
                                    Microsoft  . . . . . . . . . . . . . . . . . . . . . .  (a)        10,200         1,122,638
                                    Oracle . . . . . . . . . . . . . . . . . . . . . . . .  (a)        21,400           623,275
                                    Sun Microsystems . . . . . . . . . . . . . . . . . . .  (a)         6,100           303,856
                                    Tellabs  . . . . . . . . . . . . . . . . . . . . . . .  (a)         6,000           238,875
                                    Tyco International . . . . . . . . . . . . . . . . . .              6,000           331,500
                                    United Technologies  . . . . . . . . . . . . . . . . .              4,300           328,681
                                                                                                                 ______________

                                                                                                                      8,147,478
                                                                                                                 ______________
           Consumer Cyclical--6.5%  American Greetings, Cl. A  . . . . . . . . . . . . . .              2,200            87,037
                                    Carnival . . . . . . . . . . . . . . . . . . . . . . .              4,100           130,431
                                    Chrysler . . . . . . . . . . . . . . . . . . . . . . .              5,500           263,313
                                    Clear Channel Communications . . . . . . . . . . . . .  (a)         5,100           242,250
                                    Federal-Mogul  . . . . . . . . . . . . . . . . . . . .              2,500           116,875
                                    Federated Department Stores  . . . . . . . . . . . . .  (a)         7,700           280,087
                                    Ford Motor . . . . . . . . . . . . . . . . . . . . . .              7,700           361,419
                                    Gannett  . . . . . . . . . . . . . . . . . . . . . . .              1,600            85,700
                                    Gap  . . . . . . . . . . . . . . . . . . . . . . . . .              4,800           253,200
                                    K mart . . . . . . . . . . . . . . . . . . . . . . . .  (a)         8,400           100,275
                                    Philips Electronics, N.V . . . . . . . . . . . . . . .              3,200           170,800
                                    Promus Hotel . . . . . . . . . . . . . . . . . . . . .              2,600            71,663
                                    Safeway  . . . . . . . . . . . . . . . . . . . . . . .  (a)         8,100           375,637
                                    Sears, Roebuck & Co  . . . . . . . . . . . . . . . . .              3,700           163,494
                                    TJX    . . . . . . . . . . . . . . . . . . . . . . . .             13,900           247,594
                                    Time Warner  . . . . . . . . . . . . . . . . . . . . .              2,700           236,419
                                    Tommy Hilfiger . . . . . . . . . . . . . . . . . . . .  (a)         2,500           102,500
                                    Wal-Mart Stores  . . . . . . . . . . . . . . . . . . .             11,200           611,800
                                                                                                                 ______________
                                                                                                                      3,900,494

                                                                                                                 ______________
DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

Common Stocks (continued)                                                                          Shares           Value
-------------------------------------------------------                                        ______________   _______________
            Consumer Staples--5.4%  Coca-Cola  . . . . . . . . . . . . . . . . . . . . . .              7,000     $     403,375
                                    Dial . . . . . . . . . . . . . . . . . . . . . . . . .              5,900           121,688
                                    Eastman Kodak  . . . . . . . . . . . . . . . . . . . .              4,400           340,175
                                    General Mills  . . . . . . . . . . . . . . . . . . . .              4,800           336,000
                                    Interstate Bakeries  . . . . . . . . . . . . . . . . .              2,300            71,300
                                    Newell . . . . . . . . . . . . . . . . . . . . . . . .              5,800           267,162
                                    PepsiCo  . . . . . . . . . . . . . . . . . . . . . . .              8,700           256,106
                                    Philip Morris  . . . . . . . . . . . . . . . . . . . .              9,600           442,200
                                    Procter & Gamble . . . . . . . . . . . . . . . . . . .              4,400           312,125
                                    Ralston-Ralston Purina Group . . . . . . . . . . . . .              8,800           257,400
                                    Sara Lee . . . . . . . . . . . . . . . . . . . . . . .              2,500           135,000
                                    Unilever, N.V  . . . . . . . . . . . . . . . . . . . .              3,500           214,375
                                    Wrigley, (Wm.) Jr  . . . . . . . . . . . . . . . . . .              1,100            83,531
                                                                                                                 ______________
                                                                                                                      3,240,437
                                                                                                                 ______________
                      Energy--4.5%  Amoco  . . . . . . . . . . . . . . . . . . . . . . . .              2,200           118,525
                                    Ashland  . . . . . . . . . . . . . . . . . . . . . . .              2,500           115,625
                                    Coastal  . . . . . . . . . . . . . . . . . . . . . . .              7,000           236,250
                                    Columbia Energy Group  . . . . . . . . . . . . . . . .              3,300           193,463
                                    Diamond Offshore Drilling  . . . . . . . . . . . . . .              3,100            80,600
                                    El Paso Energy . . . . . . . . . . . . . . . . . . . .              2,500            81,094
                                    Exxon  . . . . . . . . . . . . . . . . . . . . . . . .             10,200           715,912
                                    Mobil  . . . . . . . . . . . . . . . . . . . . . . . .              6,400           486,000
                                    Phillips Petroleum . . . . . . . . . . . . . . . . . .              6,200           279,775
                                    Sun  . . . . . . . . . . . . . . . . . . . . . . . . .              4,400           140,800
                                    Texaco . . . . . . . . . . . . . . . . . . . . . . . .              4,400           275,825
                                                                                                                 ______________

                                                                                                                      2,723,869
                                                                                                                 ______________
                 Health Care--7.4%  Abbott Laboratories  . . . . . . . . . . . . . . . . .             15,900           690,656
                                    American Home Products . . . . . . . . . . . . . . . .              3,100           162,363
                                    Amgen  . . . . . . . . . . . . . . . . . . . . . . . .  (a)         5,100           385,369
                                    Biomet . . . . . . . . . . . . . . . . . . . . . . . .              4,500           156,094
                                    Bristol-Myers Squibb . . . . . . . . . . . . . . . . .              4,900           508,987
                                    Guidant  . . . . . . . . . . . . . . . . . . . . . . .              3,000           222,750
                                    HEALTHSOUTH  . . . . . . . . . . . . . . . . . . . . .  (a)        11,100           117,244
                                    Johnson & Johnson  . . . . . . . . . . . . . . . . . .              7,700           602,525
                                    Lilly (Eli)  . . . . . . . . . . . . . . . . . . . . .              3,100           242,769
                                    Schering-Plough  . . . . . . . . . . . . . . . . . . .              6,800           704,225
                                    Warner-Lambert . . . . . . . . . . . . . . . . . . . .              8,200           619,100
                                    Wellpoint Health Networks  . . . . . . . . . . . . . .  (a)           300            16,819
                                                                                                                 ______________

                                                                                                                      4,428,901

                                                                                                                 ______________
          Interest Sensitive--8.6%  Allstate . . . . . . . . . . . . . . . . . . . . . . .              7,900           329,331
                                    Ambac Financial Group  . . . . . . . . . . . . . . . .              4,000           192,000
                                    American Express . . . . . . . . . . . . . . . . . . .              3,000           232,875
                                    BankAmerica  . . . . . . . . . . . . . . . . . . . . .              2,900           174,363

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998

Common Stocks (continued)                                                                          Shares           Value
-------------------------------------------------------                                        ______________   _______________
    Interest Sensitive (continued)  Bear Stearns . . . . . . . . . . . . . . . . . . . . .              5,900     $     182,531
                                    Chase Manhattan  . . . . . . . . . . . . . . . . . . .             10,600           458,450
                                    CIGNA  . . . . . . . . . . . . . . . . . . . . . . . .              2,300           152,088
                                    Citicorp . . . . . . . . . . . . . . . . . . . . . . .                600            55,763
                                    Comerica . . . . . . . . . . . . . . . . . . . . . . .              5,300           290,506
                                    Edwards (A.G.) . . . . . . . . . . . . . . . . . . . .              2,600            78,812
                                    EXEL, Cl. A  . . . . . . . . . . . . . . . . . . . . .              5,200           327,600
                                    Fannie Mae . . . . . . . . . . . . . . . . . . . . . .              4,300           276,275
                                    First Chicago NBD  . . . . . . . . . . . . . . . . . .              5,100           349,350
                                    Fleet Financial Group  . . . . . . . . . . . . . . . .              5,000           367,187
                                    Golden West Financial  . . . . . . . . . . . . . . . .              1,900           155,444
                                    Lehman Brothers Holdings . . . . . . . . . . . . . . .              1,400            39,550
                                    MGIC Investment  . . . . . . . . . . . . . . . . . . .              2,900           106,937
                                    NationsBank  . . . . . . . . . . . . . . . . . . . . .  (a)         8,400           449,400
                                    SLM Holding  . . . . . . . . . . . . . . . . . . . . .              8,000           259,500
                                    SunAmerica . . . . . . . . . . . . . . . . . . . . . .              5,200           317,200
                                    SunTrust Banks . . . . . . . . . . . . . . . . . . . .              4,100           254,200
                                    Travelers Group  . . . . . . . . . . . . . . . . . . .  (a)         3,900           146,250
                                                                                                                 ______________
                                                                                                                      5,195,612

                                                                                                                 ______________
              Mining & Metals--.4%  Aluminum Company of America  . . . . . . . . . . . . .              2,200           156,200
                                    USX-U.S. Steel Group . . . . . . . . . . . . . . . . .              3,600            85,950
                                                                                                                 ______________

                                                                                                                        242,150
                                                                                                                 ______________
               Transportation--.7%  AMR  . . . . . . . . . . . . . . . . . . . . . . . . .  (a)         3,200           177,400
                                    Burlington Northern Santa Fe . . . . . . . . . . . . .              6,800           217,600
                                                                                                                 ______________
                                                                                                                        395,000
                                                                                                                 ______________
                   Utilities--5.7%  AT&T . . . . . . . . . . . . . . . . . . . . . . . . .              7,900           461,656
                                    AirTouch Communications  . . . . . . . . . . . . . . .  (a)         4,900           279,300
                                    Ameritech  . . . . . . . . . . . . . . . . . . . . . .             14,300           677,462
                                    Bell Atlantic  . . . . . . . . . . . . . . . . . . . .              4,400           213,125
                                    BellSouth  . . . . . . . . . . . . . . . . . . . . . .              7,600           571,900
                                    Consolidated Edison  . . . . . . . . . . . . . . . . .              5,100           265,838
                                    FPL Group  . . . . . . . . . . . . . . . . . . . . . .              5,700           397,219
                                    FirstEnergy  . . . . . . . . . . . . . . . . . . . . .              4,400           136,675
                                    MCI WorldCom . . . . . . . . . . . . . . . . . . . . .  (a)         6,700           327,462
                                    Pinnacle West Capital  . . . . . . . . . . . . . . . .              2,400           107,550
                                                                                                                 ______________

                                                                                                                      3,438,187
                                                                                                                 ______________
                                    TOTAL COMMON STOCKS
                                        (cost $28,962,506) . . . . . . . . . . . . . . . .                          $32,754,416
                                                                                                                 ______________
                                                                                                                 ______________
DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                       SEPTEMBER 30, 1998
                                                                                                 Principal
Bonds and Notes--17.8%                                                                             Amount            Value
-------------------------------------------------------                                        ______________    ______________
              U.S. Treasury Notes:  6.75%, 4/30/2000 . . . . . . . . . . . . . . . . . . .       $  1,000,000      $  1,034,390
                                    6.25%, 8/31/2000 . . . . . . . . . . . . . . . . . . .          1,000,000         1,034,120
                                    7.75%, 2/15/2001 . . . . . . . . . . . . . . . . . . .          1,350,000         1,451,344
                                    6.25%, 4/30/2001 . . . . . . . . . . . . . . . . . . .            500,000           522,690
                                    7.50%, 11/15/2001  . . . . . . . . . . . . . . . . . .            500,000           545,175
                                    6.125%, 12/31/2001 . . . . . . . . . . . . . . . . . .            850,000           894,370
                                    7.50%, 5/15/2002 . . . . . . . . . . . . . . . . . . .            750,000           827,535
                                    6.375%, 8/15/2002  . . . . . . . . . . . . . . . . . .          1,150,000         1,230,822
                                    6.25%, 2/15/2003 . . . . . . . . . . . . . . . . . . .            300,000           322,578
                                    5.75%, 8/15/2003 . . . . . . . . . . . . . . . . . . .            500,000           530,630
                                    7.25%, 5/15/2004 . . . . . . . . . . . . . . . . . . .            750,000           856,193
                                    6.25%, 2/15/2007 . . . . . . . . . . . . . . . . . . .            600,000           673,872
                                    5.625%, 5/15/2008  . . . . . . . . . . . . . . . . . .            700,000           766,640
                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES
                                        (cost $10,306,024) . . . . . . . . . . . . . . . .                          $10,690,359
                                                                                                                   ____________

Short-Term Investments--27.7%
-------------------------------------------------------


              U.S. Treasury Bills:  4.90%, 10/8/1998 . . . . . . . . . . . . . . . . . . .     $       49,000    $       48,959
                                    4.94%, 10/15/1998  . . . . . . . . . . . . . . . . . .  (b)     7,027,000         7,015,195
                                    4.91%, 10/22/1998  . . . . . . . . . . . . . . . . . .            620,000           618,828
                                    4.89%, 11/12/1998  . . . . . . . . . . . . . . . . . .            634,000           631,026
                                    4.90%, 11/19/1998  . . . . . . . . . . . . . . . . . .            167,000           166,088
                                    4.81%, 11/27/1998  . . . . . . . . . . . . . . . . . .          2,134,000         2,120,236
                                    4.56%, 12/17/1998  . . . . . . . . . . . . . . . . . .  (b)     4,512,000         4,471,753
                                    4.51%, 12/24/1998  . . . . . . . . . . . . . . . . . .          1,638,000         1,621,898
                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS
                                        (cost $16,683,380) . . . . . . . . . . . . . . . .                          $16,693,983
                                                                                                                   ____________

TOTAL INVESTMENTS (cost $55,951,910)     . . . . . . . . . . . . . . . . . . . . . . . . .              99.9%       $60,138,758
                                                                                                      _______      ____________
CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .1%    $       38,232
                                                                                                      _______      ____________
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $60,176,990
                                                                                                      _______      ____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b) Partially held by the custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                             SEPTEMBER 30, 1998

                                                                                                                  Unrealized
                                                                            Market Value                         Appreciation/
                                                                               Covered                          (Depreciation)
Financial Futures Purchased:                                Contracts       by Contracts        Expiration        at 9/30/98
_________________________                                   ________         ___________         _________       ____________
Australian All Ordinaries. . . . . . . . . . . . . . . .          4          $    153,496        December '98    $     (1,050)
CAC 40 . . . . . . . . . . . . . . . . . . . . . . . . .         30               842,007        December '98        (112,044)
Deutsche Akteinindex . . . . . . . . . . . . . . . . . .          5             1,289,846        December '98        (170,683)
Financial Times. . . . . . . . . . . . . . . . . . . . .         23             1,956,669        December '98         (89,525)
Hang Seng. . . . . . . . . . . . . . . . . . . . . . . .          7               349,110        October '98           (7,687)
Nikkei 300 . . . . . . . . . . . . . . . . . . . . . . .         85             1,312,729        December '98         (80,903)
Russell 2000 . . . . . . . . . . . . . . . . . . . . . .         48             8,766,000        December '98         104,570
Standard & Poor's 500. . . . . . . . . . . . . . . . . .          2               513,000        December '98          (3,566)
                                                                                                                   __________
                                                                                                                   $ (360,888)

                                                                                                                   __________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC.
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                        SEPTEMBER 30, 1998

                                                                                Income         Growth and Income       Growth
                                                                               Portfolio          Portfolio          Portfolio
                                                                              ____________      _____________      ____________
ASSETS:
   Investments in securities--See Statement of Investments
       [cost--Note 5(b)] . . . . . . . . . . . . . . . . . . . . . . . .       $52,322,259       $189,290,035       $60,138,758

   Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           165,675          --                --
   Receivable for investment securities sold . . . . . . . . . . . . . .            --              2,405,889           108,750
   Receivable for shares of Common Stock subscribed  . . . . . . . . . .             2,500          --                 --
   Dividends and interest receivable . . . . . . . . . . . . . . . . . .           383,206          1,532,053           196,818
   Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .            22,354             40,153            29,582
                                                                              ____________      _____________      ____________
                                                                                52,895,994        193,268,130        60,473,908
                                                                              ____________      _____________      ____________

LIABILITIES:
   Due to The Dreyfus Corporation and affiliates . . . . . . . . . . . .            27,435            125,866            42,184
   Due to Distributor  . . . . . . . . . . . . . . . . . . . . . . . . .             2,450                812               758
   Cash overdraft due to Custodian . . . . . . . . . . . . . . . . . . .            --                118,642             8,977
   Payable for investment securities purchased . . . . . . . . . . . . .            --              2,312,717            79,115
   Payable for futures variation margin--Note 5(a) . . . . . . . . . . .           385,875            297,238           140,018
   Payable for shares of Common Stock redeemed . . . . . . . . . . . . .            --                  2,605             2,637
   Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .            35,969             36,780            23,229
                                                                              ____________      _____________      ____________
                                                                                   451,729          2,894,660           296,918
                                                                              ____________      _____________      ____________
NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $52,444,265       $190,373,470       $60,176,990
                                                                              ____________      _____________      ____________

REPRESENTED BY:

   Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . .       $49,551,219       $171,148,087       $53,004,305
   Accumulated undistributed investment income--net  . . . . . . . . . .         1,621,177          5,777,243         1,252,028
   Accumulated net realized gain (loss) on investments, forward
       currency exchange contracts and foreign currency transactions . .           235,314          3,778,163         2,094,697
   Accumulated net unrealized appreciation (depreciation) on
       investments [including ($124,567), ($517,291) and ($360,888)
       net unrealized (depreciation) on financial futures for
       the Income Portfolio, the Growth and Income Portfolio and
       the Growth Portfolio, respectively]--Note 5(b)  . . . . . . . . .         1,036,555          9,669,977         3,825,960
                                                                              ____________      _____________      ____________
NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $52,444,265       $190,373,470       $60,176,990
                                                                              ____________      _____________      ____________
                           NET ASSET VALUE PER SHARE
                              --------------------
                                                                                Income       Growth and Income        Growth
                                                                               Portfolio         Portfolio           Portfolio
                                                                              ____________      _____________      ____________
Restricted Class Shares
   Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $40,582,382       $186,397,355       $56,431,015
   Shares Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . .         2,945,465         11,321,069         3,550,520

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . .            $13.78             $16.46            $15.89
                                                                                    ______             ______            ______

Investor Class Shares
   Net Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $11,861,883         $3,976,115        $3,745,975
   Shares Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . .           863,585            232,458           235,180

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . . . . . . . . . . .            $13.74             $17.10            $15.93
                                                                                    ______             ______            ______

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                         YEAR ENDED SEPTEMBER 30, 1998

                                                                                Income       Growth and Income       Growth
                                                                               Portfolio         Portfolio          Portfolio
                                                                              __________        __________         __________

INVESTMENT INCOME:
  Income:
       Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $  2,428,332       $ 8,451,034        $ 1,871,374
       Cash dividends (net of $2,438 and $1,284 foreign taxes withheld at source for the Growth and Income Portfolio and the
          Growth Portfolio, respectively)  . . . . . . . . . . . . . . .             --              733,358            385,593
                                                                              ____________      ____________       ____________
            Total Income . . . . . . . . . . . . . . . . . . . . . . . .         2,428,332         9,184,392          2,256,967
                                                                              ____________      ____________       ____________
   Expenses--Note 2(d):
       Management fee--Note 4(a) . . . . . . . . . . . . . . . . . . . .     $     241,264      $  1,403,976      $     447,108
       Shareholder servicing costs--Note 4(b)  . . . . . . . . . . . . .            39,187            22,822             33,372
       Auditing fees . . . . . . . . . . . . . . . . . . . . . . . . . .            35,352            25,378             16,845
       Registration fees . . . . . . . . . . . . . . . . . . . . . . . .            34,700            34,701             32,399
       Custodian fees--Note 4(b) . . . . . . . . . . . . . . . . . . . .             6,167            26,901             17,580
       Prospectus and shareholders' reports  . . . . . . . . . . . . . .             5,888            12,176              9,589
       Directors' fees and expenses--Note 4(c) . . . . . . . . . . . . .             3,345            14,037              4,846
       Legal fees  . . . . . . . . . . . . . . . . . . . . . . . . . . .             2,283            24,439              7,195
       Loan commitment fees--Note 3  . . . . . . . . . . . . . . . . . .               215             1,131                372
       Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . .            14,789            22,170              6,284
                                                                              ____________      ____________       ____________
            Total Expenses . . . . . . . . . . . . . . . . . . . . . . .           383,190         1,587,731            575,590
                                                                              ____________      ____________       ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . .         2,045,142         7,596,661          1,681,377

                                                                              ____________       ____________      ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:

   Net realized gain (loss) on investments . . . . . . . . . . . . . . .            70,844         7,218,241          3,955,027
   Net realized gain (loss) on forward currency exchange contracts
       Short transactions  . . . . . . . . . . . . . . . . . . . . . . .             --                4,296             3, 974
   Net realized gain (loss) on financial futures . . . . . . . . . . . .           295,981        (2,752,512)        (1,460,745)
                                                                              ____________      ____________       ____________
            Net Realized Gain (Loss) . . . . . . . . . . . . . . . . . .           366,825         4,470,025          2,498,256
                                                                              ____________      ____________       ____________
   Net unrealized appreciation (depreciation) on investments
       [including ($249,207), ($1,154,257) and ($706,538)
       net unrealized (depreciation) on financial futures for the
       Income Portfolio, the Growth and Income Portfolio and
       the Growth Portfolio, respectively] . . . . . . . . . . . . . . .           955,546          (872,552)        (2,255,918)
                                                                              ____________      ____________       ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . .         1,322,371         3,597,473            242,338

                                                                              ____________      ____________       ____________
NET INCREASE IN NET ASSETS RESULTING FROM  OPERATIONS. . . . . . . . . .       $ 3,367,513       $11,194,134       $  1,923,715

                                                                              ____________      ____________       ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended               Year Ended
                                                                                  September 30, 1998      September 30, 1997*
                                                                                     ______________         _______________
OPERATIONS:
   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .            $ 2,045,142             $ 1,577,563
   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . .                366,825               1,684,862
   Net unrealized appreciation (depreciation) on investments . . . . . . . .                955,546                 203,272
                                                                                       ____________            ____________
          Net Increase (Decrease) in Net Assets Resulting from Operations  .              3,367,513               3,465,697
                                                                                       ____________            ____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .             (1,195,123)               (683,757)
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .               (503,416)               (402,914)
   Net realized gain on investments:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .             (1,162,380)               (452,331)
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .               (510,607)               (279,441)
                                                                                       ____________            ____________
          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . .             (3,371,526)             (1,818,443)
                                                                                       ____________            ____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .             26,320,416              14,554,251
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .              1,337,588                 285,941
   Dividends reinvested:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .              2,347,119               1,128,662
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .              1,013,674                 682,355
   Cost of shares redeemed:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .            (10,884,363)             (7,019,957)
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .               (549,851)                 (4,952)
                                                                                       ____________            ____________
          Increase (Decrease) in Net Assets from Capital Stock Transactions  .           19,584,583               9,626,300
                                                                                       ____________            ____________
             Total Increase (Decrease) in Net Assets . . . . . . . . . . . .             19,580,570              11,273,554

NET ASSETS:
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . .             32,863,695              21,590,141
                                                                                       ____________            ____________
   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $52,444,265             $32,863,695
                                                                                       ____________            ____________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . .            $ 1,621,177             $ 1,234,286

                                                                                       ____________            ____________

CAPITAL SHARE TRANSACTIONS:

Restricted Class Shares                                                                   Shares                 Shares*
                                                                                       ____________            ____________
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,946,584               1,084,972
   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . .                182,513                  88,731
   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (802,212)               (515,657)

                                                                                       ____________            ____________
          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . .              1,326,885                 658,046
                                                                                       ____________            ____________

Investor Class Shares
__________________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                101,421                  20,560
   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . .                 78,947                  53,686
   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (40,536)                   (353)
                                                                                       ____________            ____________

          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . .                139,832                  73,893
                                                                                       ____________            ____________

-----------

* Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                     Year Ended               Year Ended
                                                                                  September 30, 1998      September 30, 1997*
                                                                                     ______________         _______________

OPERATIONS:
   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .         $    7,596,661          $    5,236,005
   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . .              4,470,025              21,316,664
   Net unrealized appreciation (depreciation) on investments . . . . . . . .               (872,552)              8,099,227
                                                                                      _____________           _____________

          Net Increase (Decrease) in Net Assets Resulting from Operations  .             11,194,134              34,651,896
                                                                                      _____________           _____________
DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .             (5,849,219)             (2,784,722)
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .                (32,948)                    --
   Net realized gain on investments:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .            (21,725,669)             (2,498,058)
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .               (126,391)                 (2,967)
                                                                                      _____________           _____________
          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . .            (27,734,227)             (5,285,747)
                                                                                      _____________           _____________

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .             90,798,976              70,834,047
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .              3,980,556                 576,089
   Dividends reinvested:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .             27,548,779               5,281,509
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .                136,621                   2,791
   Cost of shares redeemed:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .            (88,118,244)            (57,422,338)
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .               (821,513)                (86,232)
                                                                                      _____________           _____________
          Increase (Decrease) in Net Assets from Capital Stock Transactions  .           33,525,175              19,185,866
                                                                                      _____________           _____________
             Total Increase (Decrease) in Net Assets . . . . . . . . . . . .             16,985,082              48,552,015

NET ASSETS:
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . .            173,388,388             124,836,373
                                                                                      _____________           _____________
   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $190,373,470            $173,388,388
                                                                                      =============           =============

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . .           $  5,777,243          $    4,000,039
                                                                                      _____________           _____________

CAPITAL SHARE TRANSACTIONS:

Restricted Class Shares                                                                  Shares                   Shares*
                                                                                      _____________           _____________
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              5,567,273               4,256,585
   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . .              1,762,559                 345,875
   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (5,379,862)             (3,358,250)
                                                                                      _____________           _____________
          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . .              1,949,970               1,244,210
                                                                                      =============           =============

Investor Class Shares
__________________
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                236,425                  30,519
   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . .                  8,397                     177
   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                (48,209)                 (5,235)
                                                                                      _____________           _____________
          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . .                196,613                  25,461
                                                                                      =============           =============

-----------

* Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH PORTFOLIO
-----------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                     Year Ended               Year Ended
                                                                                  September 30, 1998      September 30, 1997*
                                                                                     ______________         _______________

OPERATIONS:
   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .         $    1,681,377           $   1,204,683
   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . .              2,498,256              11,600,750
   Net unrealized appreciation (depreciation) on investments . . . . . . . .             (2,255,918)              1,930,461
                                                                                      _____________           _____________
          Net Increase (Decrease) in Net Assets Resulting from Operations  .              1,923,715              14,735,894
                                                                                      _____________           _____________

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .             (1,250,906)               (560,123)
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .               (138,717)               (222,676)
   Net realized gain on investments:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .            (10,416,640)             (2,126,569)
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .             (1,381,134)               (978,027)
                                                                                      _____________           _____________
          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . .            (13,187,397)             (3,887,395)
                                                                                      _____________           _____________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .             31,959,042              26,560,356
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .              2,944,441                 753,257
   Dividends reinvested:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .             11,662,994               2,685,803
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .              1,519,851               1,200,579
   Cost of shares redeemed:
       Restricted Class shares . . . . . . . . . . . . . . . . . . . . . . .            (23,893,043)            (18,995,072)
       Investor Class shares . . . . . . . . . . . . . . . . . . . . . . . .             (8,374,798)            (10,031,917)
                                                                                      _____________           _____________
          Increase (Decrease) in Net Assets from Capital Stock Transactions  .           15,818,487               2,173,006
                                                                                      _____________           _____________
             Total Increase (Decrease) in Net Assets . . . . . . . . . . . .              4,554,805              13,021,505

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . .             55,622,185              42,600,680
                                                                                      _____________           _____________
   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $  60,176,990           $  55,622,185
                                                                                      _____________           _____________
                                                                                      _____________           _____________
UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . .           $  1,252,028         $       931,029
                                                                                      _____________           _____________

CAPITAL SHARE TRANSACTIONS:

Restricted Class Shares                                                                  Shares                   Shares*
                                                                                      _____________           _____________
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              1,910,064               1,467,413
   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . .                755,375                 168,919
   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (1,403,323)             (1,044,750)
                                                                                      _____________           _____________
          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . .              1,262,116                 591,582
                                                                                      =============           =============

Investor Class Shares
__________________
   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                183,691                  38,429
   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . .                 98,055                  75,413
   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (469,015)               (563,616)
                                                                                      _____________           _____________
          Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . .               (187,269)               (449,774)
                                                                                      ==============           =============

-----------

* Effective August 7, 1997, Retail shares were redesignated as Restricted Class shares and Institutional shares were redesignated as Investor Class shares.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., INCOME PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.


                                                Restricted Class Shares                     Investor Class Shares
                                         ____________________________________           _____________________________________
                                               Year Ended September 30,                       Year Ended September 30,
                                           ____________________________________          __________________________________
PER SHARE DATA:                           1998      1997(1)    1996(2)    1995(3)        1998    1997(1)   1996(2)    1995(3)
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Net asset value, beginning of
       period    . . . . . . . . . .      $14.04     $13.42     $13.52    $12.50        $14.01    $13.39    $13.51    $12.50
                                          ______    _______    _______    ______        ______    ______    ______    ______
   Investment Operations:
   Investment income--net  . . . . .         .61        .71        .64       .40           .65       .72       .73       .39
   Net realized and unrealized gain
       (loss) on investments . . . .         .57        .99        .31       .62           .49       .95       .18       .62
                                          ______    _______    _______    ______        ______    ______    ______    ______
   Total from Investment Operations  .      1.18       1.70        .95      1.02          1.14      1.67       .91      1.01
                                          ______    _______    _______    ______        ______    ______    ______    ______
   Distributions:
   Dividends from investment
       income--net . . . . . . . . .        (.73)      (.65)      (.62)       --          (.70)     (.62)     (.60)       --
   Dividends from net realized gain
       on investments  . . . . . . .        (.71)      (.43)      (.43)       --          (.71)     (.43)     (.43)       --
                                          ______    _______    _______    ______        ______    ______    ______    ______
   Total Distributions . . . . . . .       (1.44)     (1.08)     (1.05)       --         (1.41)    (1.05)    (1.03)       --
                                          ______    _______    _______    ______        ______    ______    ______    ______
   Net asset value, end of period  .      $13.78     $14.04     $13.42    $13.52        $13.74    $14.01    $13.39    $13.51
                                          ______    _______    _______    ______        ______    ______    ______    ______

TOTAL INVESTMENT RETURN. . . . . . .        9.14%     13.50%      7.30%     8.24%(4)      8.92%    13.19%     7.07%     8.08%(4)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
       net assets  . . . . . . . . .         .88%       .68%       .60%      .30%(4)      1.13%      .97%      .85%      .43%(4)
   Ratio of net investment income to
       average net assets  . . . . .        5.15%      5.87%      5.75%     3.08%(4)      4.92%     5.52%     5.50%     2.95%(4)
   Decrease reflected in above expense
       ratios due to undertakings by
       the Manager . . . . . . . . .          --        .14%       .61%      .26%(4)        --       .15%      .61%      .26%(4)
   Portfolio Turnover Rate . . . . .       64.58%     72.08%     32.95%     5.66%(4)     64.58%    72.08%    32.95%     5.66%(4)
   Net Assets, end of period
       (000's Omitted) . . . . . . .     $40,582    $22,727    $12,889    $8,141       $11,862   $10,136    $8,701    $8,122

------------

(1) Effective August 7, 1997, Retail shares were redesignated as Restricted
Class shares and Institutional shares were redesignated as Investor Class shares.

(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.

(3) From March 31, 1995 (commencement of operations) to September 30, 1995.

(4) Not annualized.




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH AND INCOME PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.


                                                Restricted Class Shares                     Investor Class Shares
                                          ____________________________________           _____________________________________
                                               Year Ended September 30,                       Year Ended September 30,
                                           ____________________________________          __________________________________
PER SHARE DATA:                            1998      1997(1)    1996(2)    1995(3)        1998    1997(1)   1996(2)    1995(3)
                                         _______    _______    _______    ______        ______   _______    ______    ______

   Net asset value, beginning of
       period    . . . . . . . . . .      $18.43     $15.34     $14.31    $12.50        $19.05    $15.43    $14.29    $12.50
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Investment Operations:
   Investment income--net  . . . . .         .70        .58        .33       .27           .72(4)    .57(4)    .90(4)    .27
   Net realized and unrealized gain
       (loss) on investments . . . .         .30       3.16       1.60      1.54           .28      3.36      1.12      1.52
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Total from Investment Operations  .      1.00       3.74       1.93      1.81          1.00      3.93      2.02      1.79
                                         _______    _______    _______    ______        ______   _______    ______    ______

   Distributions:
   Dividends from investment
       income--net . . . . . . . . .        (.63)      (.34)      (.42)       --          (.61)       --      (.40)       --
   Dividends from net realized gain
       on investments  . . . . . . .       (2.34)      (.31)      (.48)       --         (2.34)     (.31)     (.48)       --
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Total Distributions . . . . . . .       (2.97)      (.65)      (.90)       --         (2.95)     (.31)     (.88)       --
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Net asset value, end of period  .      $16.46     $18.43     $15.34    $14.31        $17.10    $19.05    $15.43    $14.29
                                          ======     ======     ======    ======        ======    ======    ======    ======

TOTAL INVESTMENT RETURN. . . . . . .        6.28%     25.22%     14.17%    14.48%(5)      6.04%    25.85%    14.84%    14.32%(5)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average
       net assets  . . . . . . . . .         .84%       .78%       .75%      .38%(5)      1.08%     1.00%     1.00%      .51%(5)
   Ratio of net investment income to
       average net assets  . . . . .        4.06%      3.52%      3.60%     2.10%(5)      3.81%     3.58%     3.35%     1.98%(5)
   Decrease reflected in above expense
       ratios due to undertakings by
       the Manager . . . . . . . . .          --        .06%       .39%      .33%(5)        --       .05%      .39%      .33%(5)
   Portfolio Turnover Rate . . . . .       76.78%    107.85%    122.52%    33.55%(5)     76.78%   107.85%   122.52%    33.55%(5)
   Net Assets, end of period
       (000's Omitted) . . . . . . .    $186,397   $172,705   $124,677    $9,248        $3,976      $683      $160    $8,602

------------

(1) Effective August 7, 1997, Retail shares were redesignated as Restricted
Class shares and Institutional shares were redesignated as Investor Class shares.

(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.

(3) From March 31, 1995 (commencement of operations) to September 30, 1995.

(4) Based on average shares outstanding at each month end.

(5) Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC., GROWTH PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Portfolios' financial statements.


                                                Restricted Class Shares                     Investor Class Shares
                                          ____________________________________           _____________________________________
                                               Year Ended September 30,                       Year Ended September 30,
                                           ____________________________________          __________________________________
PER SHARE DATA:                            1998      1997(1)    1996(2)    1995(3)        1998    1997(1)   1996(2)    1995(3)
                                         _______    _______    _______    ______        ______   _______    ______    ______

   Net asset value, beginning of
       period    . . . . . . . . . .      $20.52     $16.59     $14.84    $12.50       $20.50     $16.58    $14.82    $12.50
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Investment Operations:
   Investment income--net  . . . . .         .52        .41        .28       .21       .44(4)        .62       .32       .19
   Net realized and unrealized gain
       (loss) on investments . . . .       (.02)       4.94       2.48      2.13          .03       4.68      2.42      2.13
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Total from Investment Operations  .       .50       5.35       2.76      2.34          .47       5.30      2.74      2.32
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Distributions:
   Dividends from investment
       income--net . . . . . . . . .        (.55)      (.30)      (.31)       --         (.46)      (.26)     (.28)       --
   Dividends from net realized gain
       on investments  . . . . . . .       (4.58)     (1.12)      (.70)       --        (4.58)     (1.12)     (.70)       --
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Total Distributions . . . . . . .       (5.13)     (1.42)     (1.01)       --        (5.04)     (1.38)     (.98)       --
                                         _______    _______    _______    ______        ______   _______    ______    ______
   Net asset value, end of period  .      $15.89     $20.52     $16.59    $14.84       $15.93     $20.50    $16.58    $14.82
                                          ======     ======     ======    ======       ======     ======    ======    ======

TOTAL INVESTMENT RETURN. . . . . . .        3.17%     34.70%     19.73%    18.72%(5)      2.97%    34.32%    19.58%    18.56%(5)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average
       net assets  . . . . . . . . .         .94%       .83%       .75%      .38%(5)      1.18%     1.06%     1.00%      .51%(5)
   Ratio of net investment income to
       average net assets  . . . . .        2.84%      2.38%      2.38%     1.51%(5)      2.65%     2.05%     2.08%     1.39%(5)
   Decrease reflected in above expense
       ratios due to undertakings by
       the Manager . . . . . . . . .          --        .20%       .53%      .26%(5)        --       .27%      .53%      .26%(5)
   Portfolio Turnover Rate . . . . .       89.23%    118.49%     77.83%    52.86%(5)     89.23%   118.49%    77.83%    52.86%(5)
   Net Assets, end of period
       (000's Omitted) . . . . . . .     $56,431    $46,960    $28,143   $11,898        $3,746    $8,662   $14,458   $11,939

------------

(1) Effective August 7, 1997, Retail shares were redesignated as Restricted
Class shares and Institutional shares were redesignated as Investor Class shares.

(2) Effective July 15, 1996, Class R shares were redesignated as Retail shares and Investor Class shares were redesignated as Institutional shares.

(3) From March 31, 1995 (commencement of operations) to September 30, 1995.

(4) Based on average shares outstanding at each month end.

(5) Not annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS LIFETIME PORTFOLIOS, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--GENERAL:

     Dreyfus LifeTime Portfolios, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified open-end management investment company and operates as a series company currently offering three Portfolios: the Income Portfolio, the primary investment objective of which is to maximize current income and the secondary investment objective of which is capital appreciation, the Growth and Income Portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income and the Growth Portfolio, the investment objective of which is capital appreciation. The Fund accounts separately for the assets, liabilities and operations of each series. The Dreyfus Corporation (the "Manager") serves as each Portfolio' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Mellon Equity Associates ("Mellon Equity"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as each Portfolio's sub-investment adviser.

     As of September 30, 1998, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held the following shares:

        Income Portfolio
        ___________

Investor Class . . . . .778,816 Restricted Class  . . . . . . .783,071

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares:
Restricted and Investor. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each class.

     The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

     (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

     Most debt securities (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

DREYFUS LIFETIME PORTFOLIOS, INC.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, each Portfolio receives net earnings credits based on available cash balances left on deposit. During the period ended September 30, 1998, each portfolio received the following:

Income Portfolio . . . . . . . . . . . . . . . . . . . . . . . .   $  498

Growth and Income Portfolio  . . . . . . . . . . . . . . . . . .    1,232

Growth Portfolio . . . . . . . . . . . . . . . . . . . . . . . .      282

Income earned under this arrangement is included in interest income.

     (D) EXPENSES: Expenses directly attributable to each Portfolio are charged to that Portfolio' s operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

     (E) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by each Portfolio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, with respect to each Portfolio, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain of a Portfolio can be offset by a capital loss carryover, if any, of that Portfolio, such gain will not be distributed.

     (F) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each Portfolio is treated as a single entity for the purpose of determining such qualification.

     During the period ended September 30, 1998, each Portfolio reclassified the following amounts from paid-in capital to investment income-net. Net assets were not affected by these reclassifications.

Income Portfolio . . . . . . . . . . . . . . .           $40,288

Growth and Income Portfolio  . . . . . . . . .            62,710

Growth Portfolio . . . . . . . . . . . . . . .            29,245

NOTE 3--BANK LINE OF CREDIT:

     The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1998, the Fund did not borrow under the Facility.

DREYFUS LIFETIME PORTFOLIOS, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE  4--MANAGEMENT FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
AFFILIATES:

     (A) Pursuant to a management agreement with the Manager, the management fee is computed on the value of each Portfolio' s average daily net assets and is payable monthly at the following annual rates: .60 of 1% of the Income Portfolio and .75 of 1% of the Growth and Income Portfolio and the Growth Portfolio.

     Pursuant to a Sub-Investment Advisory Agreement between the Manager and Mellon Equity, the Manager has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:

                                       Annual Fee as a Percentage of

Total Fund Net Assets            Average Daily Net Assets of each Portfolio
___________________                 _____________________________________

0 to $600 million  . . . . . . .                      .35 of 1%

$600 up to $1.2 billion  . . . .                      .25 of 1%

$1.2 up to $1.8 billion  . . . .                      .20 of 1%

In excess of $1.8 billion  . . .                      .15 of 1%

     (B) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of each Portfolio' s Investor Class shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

     During the period ended September 30, 1998, each Portfolio was charged the following pursuant to the Shareholder Services Plan:

Income Portfolio . . . . . . . . . . . . . . . . . . . . . . . .  $27,990

Growth and Income Portfolio  . . . . . . . . . . . . . . . . . .    7,498

Growth Portfolio . . . . . . . . . . . . . . . . . . . . . . . .   14,741

     Each Portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. During the period ended September 30, 1998, each Portfolio was charged the following pursuant to the transfer agency agreement:

Income Portfolio . . . . . . . . . . . . . . . . . . . . . . . .   $2,340

Growth and Income Portfolio  . . . . . . . . . . . . . . . . . .    3,173

Growth Portfolio . . . . . . . . . . . . . . . . . . . . . . . .    4,332

     The Fund compensates Mellon under a custody agreement to provide custodial services for each Portfolio. During the period ended September 30, 1998, each Portfolio was charged the following pursuant to the custody agreement:

Income Portfolio . . . . . . . . . . . . . . . . . . . . . . . .  $ 6,167

Growth and Income Portfolio  . . . . . . . . . . . . . . . . . .   26,901

Growth Portfolio . . . . . . . . . . . . . . . . . . . . . . . .   17,580

     (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS LIFETIME PORTFOLIOS, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--SECURITIES TRANSACTIONS:

     (A) The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts during the period ended September 30, 1998:

                                              Purchases        Sales
                                           ______________ ______________

Income Portfolio. . . . . . . . .  .        $  28,303,690  $  17,086,183

Growth and Income Portfolio . . .  .          127,541,685    121,946,589

Growth Portfolio. . . . . . . . .  .           38,970,738     38,925,129

     The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 1998, there were no open forward currency exchange contracts.

     The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1998 are set forth in the Statements of Financial Futures.

     (B) The following summarizes accumulated net unrealized appreciation on investments and financial futures for each Portfolio at September 30, 1998:

                                                    Gross                Gross

                                                Appreciation        (Depreciation)           Net
                                                ___________           __________          ___________
Income Portfolio  . . . . . . . . . .           $ 1,161,144        $    (124,589)          $1,036,555

Growth and Income Portfolio . . . . .            13,054,522           (3,384,545)           9,669,977

Growth Portfolio  . . . . . . . . . .             5,618,623           (1,792,663)           3,825,960

     At September 30, 1998, the cost of investments of each Portfolio for Federal income tax purposes was substantially the same as the cost for financial reporting purposes. The cost of investments for each Portfolio for financial reporting purposes as of September 30, 1998 was as follows:

Income Portfolio . . . . . . . . . . . . . . . . . . . . . .     $ 51,161,137

Growth and Income Portfolio  . . . . . . . . . . . . . . . .      179,102,767

Growth Portfolio . . . . . . . . . . . . . . . . . . . . . .       55,951,910

DREYFUS LIFETIME PORTFOLIOS, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS LIFETIME PORTFOLIOS, INC.

     We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc. (comprised of the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio) as of September 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Dreyfus LifeTime Portfolios, Inc. at September 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.




New York, New York

November 5, 1998


DREYFUS LIFETIME PORTFOLIOS, INC.
-----------------------------------------------------------------------------
IMPORTANT TAX INFORMATION (UNAUDITED)

     In accordance with Federal and State (where applicable) tax law, Dreyfus
LifeTime Portfolios, Inc. (Income Portfolio, Growth and Income Portfolio and
Growth Portfolio) hereby make the following designations of dividends and distributions paid during the fiscal year ended September 30, 1998:

                                                         Long-Term
                                                       Capital Gains                         Qualifying        Interest From
                                                       Distribution         Payable           Ordinary        U.S. Government
                                                         Per Share           Date             Dividends         Obligations
                                                        ___________        _________       ______________     ______________
Income Portfolio. . . . . . . . . . . . . . . .            $ .45           12/16/97        Not Applicable         67.037%

Growth and Income Portfolio . . . . . . . . . .            $1.02           12/16/97            4.030%         Not Applicable

Growth Portfolio. . . . . . . . . . . . . . . .            $2.94           12/16/97            4.362%         Not Applicable


     The percentage of qualifying ordinary dividends shown qualify for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

     The percentage shown for interest from U.S. Government Obligations represents the percentage of ordinary dividends attributable to interest income from direct obligations of the United States. Such portion of the dividend is currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-GROWTH AND INCOME PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

EXHIBIT A:
                 DREYFUS        DREYFUS
                 LIFETIME       LIFETIME
                PORTFOLIOS     PORTFOLIOS      STANDARD
               -GROWTH AND    -GROWTH AND    & POOR'S 500
                  INCOME         INCOME       COMPOSITE
                PORTFOLIO      PORTFOLIO        STOCK     CUSTOMIZED
 PERIOD         (INVESTOR      (RESTRICTED      PRICE      BLENDED
                 SHARES)         SHARES)        INDEX *     INDEX **

3/31/95          10,000          10,000         10,000       10,000
9/30/95          11,432          11,448         11,823       11,241
9/30/96          13,128          13,070         14,226       12,619
9/30/97          16,521          16,366         19,976       15,520
9/30/98          17,519          17,394         21,791       16,533


*Source: Lipper Analytical Services, Inc.
**Source: Lipper Analytical Services, Inc., Lehman Brothers, Morgan Stanley &
          Co. Incorporated and J.P. Morgan & Co. Incorporated

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-INCOME PORTFOLIO WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT / CORPORATE BOND INDEX AND A CUSTOMIZED BLENDED INDEX

EXHIBIT A:


                 DREYFUS       DREYFUS        LEHMAN
                 LIFETIME     LIFETIME       BROTHERS
                PORTFOLIOS   PORTFOLIOS    INTERMEDIATE
                 -INCOME       -INCOME     GOVERNMENT /
                PORTFOLIO     PORTFOLIO      CORPORATE       CUSTOMIZED
                (INVESTOR   (RESTRICTED        BOND           BLENDED
 PERIOD          SHARES)      SHARES)         INDEX *         INDEX **

 3/31/95         10,000       10,000          10,000          10,000
 9/30/95         10,808       10,824          10,673          10,893
 9/30/96         11,573       11,615          11,221          11,824
 9/30/97         13,099       13,183          12,140          13,615
 9/30/98         14,268       14,388          13,407          14,921


*Source: Lehman Brothers
**Source: Lehman Brothers, Lipper Analytical Services, Inc., and
          The Wall Street Journal

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE INVESTOR SHARES AND RESTRICTED SHARES OF DREYFUS LIFETIME PORTFOLIOS, INC.-GROWTH PORTFOLIO WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX

EXHIBIT A:

                   DREYFUS       DREYFUS
                   LIFETIME      LIFETIME      STANDARD
                  PORTFOLIOS    PORTFOLIOS   & POOR'S 500
                   -GROWTH       -GROWTH      COMPOSITE
                  PORTFOLIO     PORTFOLIO       STOCK        CUSTOMIZED
  PERIOD          (INVESTOR    (RESTRICTED      PRICE         BLENDED
                   SHARES)       SHARES)        INDEX *       INDEX **

  3/31/95          10,000        10,000        10,000         10,000
  9/30/95          11,856        11,872        11,823         11,545
  9/30/96          14,177        14,214        14,226         13,399
  9/30/97          19,043        19,146        19,976         17,551
  9/30/98          19,610        19,752        21,791         18,169

*Source: Lipper Analytical Services, Inc.
**Source: Lipper Analytical Services, Inc., Lehman Brothers,
          Morgan Stanley & Co. Incorporated and J.P. Morgan & Co. Incorporated

Dreyfus
Asset Allocation
Fund, Inc.
Annual Report

April 30, 1998

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

     We are pleased to provide you with this report for Dreyfus Asset Allocation Fund, Inc. for the 12-month period ended April 30, 1998. Your Fund produced a total return of 34.33%,* which compares to a total return of 41.06% for the Standard & Poor's 500 Composite Stock Price Index (the S&P 500),** which is made up entirely of common stocks, and 10.91% for the Lehman Brothers Aggregate Bond Index.*** A more accurate measure of the performance of the Fund is against a special customized blended index which, like the Fund, is composed of bonds and cash equivalents as well as stocks. This benchmark index had a total return of 26.66% during the same period.+

ECONOMIC REVIEW

     Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy and a still tightening labor market have kept the Federal Reserve Board in neutral, although a bias favoring higher policy rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

     While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes, but additionally by several short-lived influences.

     Rising real wages that have been such a boon to consumers in recent months may also be taking a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. Accelerating wage growth that is apparent alongside limited pricing power may also prove a harbinger of profit margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.

     The above pressures have kept Fed policy unchanged until now. However, we believe that policy makers are more concerned about wage growth than economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This too could restrain the economic growth rate.

MARKET OVERVIEW--STOCKS

     Equity prices during recent months continued to display considerable volatility, most of the time on the upside. Last November, the markets were still trying to recover from the financial crisis in Asia. As the months went by, however, the U.S. equity markets rebounded from that severe blow.

     Early in the New Year, there were temporary setbacks due to worries about inflation and concern about the corporate profit outlook. By midwinter, however, the markets resumed their upward surge, which continued almost unbroken until interest rate jitters struck again in late April. This time the cause was a press report that the Fed was going to tilt its policy toward tightening credit.

     As it turned out, even that scare was short-lived and, as the month of May began, stock prices set new records once again, especially the stocks of the large-capitalized corporations.

     Despite the impressive gains in the broad market averages, it was not a market that would allow investors simply to sit back and relax. Some commentators had begun to refer to it as the "bubble market," a market that could inflate to record heights one week, yet the next week could be deflated just as quickly by unexpected national, international and corporate news.

     Now that most first-quarter corporate profits have been reported, it is apparent that the quarter saw a slowdown in total profits. While some analysts believe there could be an increase in the growth of earnings in the second quarter and beyond, many skeptics believe such possible increases to be overoptimistic. The skeptics have cited several factors:

   * possible delayed reaction to the collapse of Asian markets;

   * the ever-present possibility that the Fed could still raise interest rates;

   * the approaching shadow of the midterm elections next fall, with all the political acrimony they could bring.

     There was also the risk that Fed Chairman Greenspan might once again warn against excessive enthusiasm in the equity markets, as he did in late 1996 when he spoke of "irrational exuberance."

     In this atmosphere, wary investors were as quick to sell as to buy, depending on the ebb and flow of economic and political news. Volatility, it appeared, was a condition the markets would need to live with for some time to come, in rising as well as in falling markets.

MARKET OVERVIEW--BONDS

     Last fall, the U.S. bond market experienced a "flight to quality" as global equity markets attempted to stabilize after sharp corrections caused by the troubles in Asia. Investors in search of a safe haven bid the yield on the 10-year Treasury note down to 5.375% by mid-January. It was about this time that equity markets around the world began to stabilize and the bond market moved into a trading range, with the 10-year Treasury note trading between 5.40% and 5.80% for the remainder of the reporting period.

     Continued good news on the inflation front has enabled investors to shake off strong employment reports and support the market. Even though labor markets are perceived as being tight and overall economic growth remains strong, the yield curve flattened slightly during the reporting period. This suggested that investors expect the Federal Reserve to hold off any credit tightening for now, in spite of the recent pressures.

PORTFOLIO FOCUS

     There are basically three decision levels for the Dreyfus Asset Allocation
Fund: the asset allocation, the equity holdings, and the fixed income holdings:

Asset Allocation

     The Fund generally maintained an equity allocation close to the top of the permitted range during most of the past year. We believed that the investment environment for the stock market remained positive and wanted to maximize the Fund's participation in this asset class. In October and again in March, we reduced the equity allocation to a more neutral exposure based primarily on a view that stock market valuations are extended along with a less favorable outlook for corporate profits. We do not believe an equity bear market is imminent, but merely that the return on equities going forward is more likely to be in line with historical averages and comparable to that of fixed-income investments. We increased the allocation to bonds and cash to a neutral weight from an underweight position when we reduced our equity exposure. This asset allocation strategy was a positive addition to performance results.

Equity Holdings

     Equity investment results benefited from being overweight in industries such as oil services, cement, retail drug stores and railroads. Specific holdings that added to results are Cooper Cameron, Coflexip SA, Lone Star Industries, Southdown, CVS, Rite Aid and Kansas City Southern Industries. Relative performance results were penalized by holdings including Fruit of the Loom Cl.A, La Quinta Inns, and OMI Corp.

Fixed Income Holdings

     The fixed income portfolio was positioned with duration at times moderately longer than the Lehman Brothers Aggregate Bond Index benchmark and at times moderately shorter. The timing of these moves on balance added to the Fund's returns. The Fund also benefited from an allocation to several convertible bonds, high yield securities, and mortgage related securities. The allocation to corporate bonds had a near neutral impact on performance.

     As always, our objective is to maximize total return of the Fund through asset allocation and management of the equity, fixed income, and cash portions of the Fund. It is both an honor and a pleasure to be managing your investment assets.

                                   Sincerely,

                                   /s/ Kevin M. McClintock

                                   Kevin M. McClintock
                                   Senior Portfolio Manager
                                   Dreyfus Asset Allocation Fund, Inc.

May 18, 1998
New York, N.Y.

  * Total return includes reinvestment of dividends and any capital gains paid.

 ** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

*** SOURCE: LEHMAN BROTHERS--The Lehman Brothers Aggregate Bond Index is a widely accepted unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. Reflects reinvestment of dividends and capital gains.

  + The Customized Blended Index has been prepared by the Fund and is intended to be a more accurate comparison to its general portfolio composition than the Standard & Poor's 500 Composite Stock Price Index alone. We have combined the performance of unmanaged indices that reflect benchmark percentages with respect to each asset class in which the Fund invests as described in its Prospectus: 55% equity securities, 35% fixed-income securities, and 10% short-term money market instruments. The Customized Blended Index combines returns from the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Bank Rate Monitor Index of money market returns and is weighted to the benchmark percentages.

Dreyfus Asset Allocation Fund, Inc.                              April 30, 1998
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS ASSET ALLOCATION
  FUND, INC. WITH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND A
                             CUSTOMIZED BLENDED INDEX

                                     Dollars

$27,598
Standard & Poor's 500
Composite Stock
Price Index*

$20,878
Dreyfus Asset Allocation
Fund, Inc.

$20,113
Customized
Blended Index**


*  Source: Lipper Analytical Services, Inc.

** Source: Lipper Analytical Services, Inc., Lehman Brothers and Bank Rate
Monitor

Average Annual Total Returns
-----------------------------------------------------------------------------

                   One Year Ended              From Inception (7/1/93)
                   April 30, 1998                 to April 30, 1998
                   --------------              -----------------------
                       34.33%                          16.46%
--------------
Past performance is not predictive of future performance.

     The above graph compares a $10,000 investment made in Dreyfus Asset Allocation Fund, Inc. on 7/1/93 (Inception Date) to a $10,000 investment made on that date in the Standard & Poor's 500 Composite Stock Price Index, as well as to a Customized Blended Index reflecting the Portfolio's benchmark percentage allocations. For comparative purposes, the value of each Index on 6/30/93 is used as the beginning value on 7/1/93. The Customized Blended Index is calculated on a year to year basis. All dividends and capital gain distributions are reinvested.

     The Fund allocates your money among stocks, fixed-income securities and money market instruments. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. The Customized Blended Index has been prepared by the Fund for purposes of more accurate comparison to the Fund's general portfolio composition. We have combined the performance of unmanaged indices reflecting the benchmark percentages set forth in the Prospectus: 55% common stocks, 35% fixed-income securities and 10% money market instruments. The benchmark percentages represent the asset mix that The Dreyfus Corporation would expect to maintain where its assessment of economic conditions and investment opportunities indicate that the financial markets are fairly valued in relation to each other. The Customized Blended Index combines returns from The Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index and the Bank Rate Monitor Index of money market returns, and is weighted to the aforementioned benchmark percentages. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments                                        April 30, 1998

                                                                                     Principal
Bond and Notes--19.5%                                                                 Amount           Value
-------------------------------------------------------------------------------     -----------     -----------
      Commercial Mortgage--3.1%   GMAC Commercial Mortgage Securities,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1996-C1, Cl. E, 7.86%, 2006...........     $ 1,000,000     $ 1,000,938
                                  Nomura Asset Securities,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1998-D6, Cl. A4, 7.349%, 2028.........       2,000,000       1,979,688
                                                                                                    -----------
                                                                                                      2,980,626
                                                                                                    -----------
                Financial--5.6%   Hyatt Equities, Notes,
                                    6.80%, 2000................................         500,000 (b)     507,263
                                  IBJ Preferred Capital, Bonds,
                                    8.79%, 2049................................       2,000,000 (b)   1,899,654
                                  Presidential Life, Sr. Notes,
                                    9.50%, 2000................................         850,000         873,405
                                  Sumitomo Bank Treasury, Bonds,
                                    9.40%, 2049................................       2,000,000 (b)   2,033,958
                                                                                                    -----------
                                                                                                      5,314,280
                                                                                                    -----------

               Industrial--2.3%   Dual Drilling, Sr. Sub. Notes,
                                    9.875%, 2004...............................         500,000         535,000
                                  Philip Morris Cos., Notes,
                                    6.95%, 2006................................         500,000         515,090
                                  Xerox, Sub Deb.,
                                    Zero Coupon, 2018..........................       1,800,000 (b)   1,080,000
                                                                                                    -----------
                                                                                                      2,130,090
                                                                                                    -----------

    Residential Mortgage--2.2%    Norwest Asset Securities,
                                    Mortgage Pass-Through Ctfs.:
                                       Ser. 1997-11, B-2, 7%, 2027.............         523,411         515,233
                                       Ser. 1997-11, B-3, 7%, 2027.............         747,872 (b)     695,287
                                       Ser. 1998-13, B-4, 6.25%, 2028..........         750,000 (d)     676,640
                                       Ser. 1998-13, B-5, 6.25%, 2028..........         250,000 (b,d)   188,750
                                                                                                    -----------
                                                                                                      2,075,910
                                                                                                    -----------

               Utilities--1.7%    Indiantown Cogeneration, L.P., First Mortgage,
                                    Ser. A-10, 9.77%, 2020.....................       1,000,000       1,214,761
                                  Korea Electric Power, Deb.,
                                    7.75%, 2013................................         500,000         431,985
                                                                                                    -----------
                                                                                                      1,646,746
                                                                                                    -----------

             U.S. Government &
                 Agencies--4.6%   Federal Home Loan Mortgage,
                                    6.50%, 3/1/2028............................       2,000,000 (d)   1,980,000
                                  Federal Home Loan Mortgage, REMIC,
                                    Multiclass Mortgage Participation Ctfs.,
                                    Ser. 1999, Cl. PW, 7%, 8/15/2026...........       3,755,714 (a)     881,419
                                  Federal National Mortgage Association,
                                    9%, 8/1/2026...............................         589,588         624,964

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                            April 30, 1998

                                                                                     Principal
Bond and Notes (continued)                                                            Amount           Value
-------------------------------------------------------------------------------     -----------     -----------
             U.S. Government &
          Agencies (continued)    Federal National Mortgage Association REMIC Trust,
                                    Gtd. Pass-Through Ctfs.:
                                       Ser. 1993-86, Cl. HA, 9.64%, 6/25/2008..     $ 1,000,000 (a) $   473,224
                                       Ser. 1997-40, Cl. PF, 7%, 12/18/2026....       1,000,000 (a)     410,090
                                                                                                    -----------
                                                                                                      4,369,697
                                                                                                    -----------
                                  TOTAL BONDS AND NOTES
                                   (cost $18,398,894).........................                      $18,517,349
                                                                                                    -----------
                                                                                                    -----------

Common Stocks--71.1%                                                                  Shares
------------------------------------------------------------------------------      -----------
    Consumer Non-durables--6.2%   Dreyer's Grand Ice Cream......................         85,600     $ 2,161,400
                                  Philip Morris Cos.............................         29,900       1,115,644
                                  Ralcorp Holdings..............................         50,000 (e)     993,750
                                  Ralston-Purina Group..........................         15,000       1,590,000
                                                                                                    -----------
                                                                                                      5,860,794
                                                                                                    -----------

        Consumer Services--2.1%   Scandinavian Broadcasting System..............         55,000 (e)   1,746,250
                                  Spanish Broadcasting System (Warrants)........          1,000 (b)     205,000
                                                                                                    -----------
                                                                                                      1,951,250
                                                                                                    -----------

   Electronic Technology--11.9%   Intel.........................................         16,300       1,317,244
                                  Novellus Systems..............................         55,000 (e)   2,633,125
                                  PRI Automation................................         78,000 (e)   2,086,500
                                  Quantum.......................................         95,000 (e)   2,232,500
                                  Texas Instruments.............................         47,000 (c)   3,010,937
                                                                                                    -----------
                                                                                                     11,280,306
                                                                                                    -----------

                  Finance--4.9%   BankBoston....................................          8,000         863,500
                                  Bankers Trust NY..............................          7,000         903,875
                                  Fleet Financial Group.........................         10,500         906,937
                                  Wells Fargo...................................          5,300       1,953,050
                                                                                                    -----------
                                                                                                      4,627,362
                                                                                                    -----------

          Health Services--1.1%   IDX Systems...................................         25,000 (e)   1,089,063
                                                                                                    -----------

       Health Technology--11.7%   American Home Products........................         20,000       1,862,500
                                  Biogen........................................         33,000 (e)   1,464,375
                                  Genzyme--General Division.....................         75,000 (e)   2,320,313
                                  Gilead Sciences...............................         65,000 (e)   2,470,000
                                  Pharmacyclics.................................         45,000 (e)   1,220,625
                                  SmithKline Beecham A.D.S......................         30,000       1,786,875
                                                                                                    -----------
                                                                                                     11,124,688
                                                                                                    -----------


Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                            April 30, 1998

Common Stocks (continued)                                                             Shares           Value
-------------------------------------------------------------------------------     -----------     -----------
      Industrial Services--8.1%   Cooper Cameron................................         36,000 (e) $ 2,391,750
                                  ENSCO International...........................         60,000       1,695,000
                                  U.S.A. Waste Service..........................         35,000 (e)   1,717,187
                                  Waste Management..............................         55,000       1,842,500
                                                                                                    -----------
                                                                                                      7,646,437
                                                                                                    -----------

      Non-Energy Minerals--3.6%   Aluminum Co. of America.......................         23,000       1,782,500
                                  Phelps Dodge..................................         25,000       1,678,125
                                                                                                    -----------
                                                                                                      3,460,625
                                                                                                    -----------

   Producer Manufacturing--5.9%   Harsco........................................         40,000       1,840,000
                                  MagneTek......................................         95,000 (e)   1,870,313
                                  Xerox.........................................         17,000       1,929,500
                                                                                                    -----------
                                                                                                      5,639,813
                                                                                                    -----------

             Retail Trade--4.2%   American Stores...............................         70,000       1,680,000
                                  Rite Aid......................................         72,000       2,313,000
                                                                                                    -----------
                                                                                                      3,993,000
                                                                                                    -----------

           Transportation--9.3%   Kansas City Southern Industries...............         89,000       4,021,688
                                  OMI...........................................        145,000 (e)   1,395,625
                                  Teekay Shipping...............................         47,000       1,445,250
                                  Union Pacific.................................         35,000       1,916,250
                                                                                                    -----------
                                                                                                      8,778,813
                                                                                                    -----------

                Utilities--2.1%   AES...........................................         36,600 (e)   2,019,862
                                                                                                    -----------
                                  TOTAL COMMON STOCKS
                                    (cost $60,068,451).........................          36,600     $67,472,013
                                                                                                    -----------
                                                                                                    -----------

Convertible Preferred Stocks--6.3%
-------------------------------------------------------------------------------
              Energy Minerals:    Sanwa Fin., 1.25% (Units)....................             130 (b) $ 2,845,430
                                  Union Pacific Cap. Trust, 6.25%..............          60,000 (b)   3,142,500
                                                                                                    -----------
                                  TOTAL CONVERTIBLE PREFERRED STOCKS
                                    (cost $6,104,848)..........................                     $ 5,987,930
                                                                                                    -----------
                                                                                                    -----------
Preferred Stocks--1.9%
-------------------------------------------------------------------------------
            Consumer Services;    Spanish Broadcasting System
                                    (cost $1,600,418)..........................           1,677 (b) $ 1,761,457
                                                                                                    -----------
                                                                                                    -----------

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments (continued)                            April 30, 1998

                                                                                     Principal
Short-Term Investments--5.6%                                                          Amount           Value
-------------------------------------------------------------------------------     -----------     -----------
          U.S. Treasury Bills:   4.95%, 5/28/98................................     $   170,000 (f) $   169,419
                                 4.89%, 7/2/98.................................         416,000 (f)     412,531
                                 4.87%, 7/23/98................................       4,553,000       4,502,188
                                 4.90%, 7/30/98................................         273,000         269,688
                                                                                                    -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $5,353,166)..........................                     $ 5,353,826
                                                                                                    -----------
                                                                                                    -----------

TOTAL INVESTMENTS (cost $91,525,777)...........................................          104.4%     $99,092,575
                                                                                         ------     -----------
                                                                                         ------     -----------

LIABILITIES, LESS CASH AND RECEIVABLES.........................................           (4.4%)    $(4,196,247)
                                                                                         ------     -----------
                                                                                         ------     -----------

NET ASSETS.....................................................................          100.0%     $94,896,328
                                                                                         ------     -----------
                                                                                         ------     -----------


Notes to Statement of Investments:
------------------------------------------------------------------------------

(a) Notional face amount shown. Interest only obligation.

(b) Securities  exempt from  registration  under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $14,359,299 or approximately 15.1% of net assets.

(c) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.

(d) Purchased on a forward commitment basis.

(e) Non-income producing.

(f) Held by the custodian in a segregated account as collateral for open financial futures positions.



Statement of Financial Futures                                   April 30, 1998
-------------------------------------------------------------------------------

                                                                   Market Value                      Unrealized
                                                                     Covered                       (Depreciation)
                                                     Contracts     by Contracts      Expiration      at 4/30/98
                                                     --------      ------------      ----------     ------------
30 Year U.S. Treasury Bond (long)................       14         $ 1,683,063        June '98       $ (12,359)
S & P 500 (short)................................       36          10,072,800        June '98        (331,176)
5 Year U.S. Treasury Notes (short)...............        7             762,234        June '98            (984)
                                                                                                     ---------
                                                                                                     $(344,519)
                                                                                                     ---------
                                                                                                     ---------

                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Assets and Liabilities                             April 30, 1998

                                                                                        Cost            Value
                                                                                    -----------     -----------
ASSETS:                       Investments in securities--See Statement of
                                 Investments...................................     $91,525,777     $99,092,575
                              Cash.............................................                         492,830
                              Dividends and interest receivable................                         306,654
                              Net unrealized appreciation on forward currency
                                exchange contracts--Note 4(a)..................                         120,705
                              Receivable for shares of Common Stock
                                 subscribed....................................                           1,500
                              Prepaid expenses.................................                           6,476
                                                                                                    -----------
                                                                                                    100,020,740
                                                                                                    -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                          77,422
                              Due to Distributor...............................                          19,274
                              Payable for investment securities purchased......                       4,768,081
                              Payable for futures variation margin--Note 4(a)..                        183,991
                              Payable for shares of Common Stock redeemed......                          15,297
                              Accrued expenses.................................                          60,347
                                                                                                    -----------
                                                                                                      5,124,412
                                                                                                    -----------

NET ASSETS.....................................................................                     $94,896,328
                                                                                                    -----------
                                                                                                    -----------

REPRESENTED BY:               Paid-in capital..................................                     $80,807,483
                              Accumulated undistributed investment income--net.                         432,228
                              Accumulated net realized gain (loss) on
                                investments....................................                       6,313,633
                              Accumulated net unrealized appreciation
                                (depreciation) on investments [including
                                ($344,519) net unrealized (depreciation) on
                                financial futures]--Note 4(b)..................                       7,342,984
                                                                                                    -----------

NET ASSETS.....................................................................                     $94,896,328
                                                                                                    -----------
                                                                                                    -----------
SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized)................                       6,124,861

NET ASSET VALUE, offering and redemption price per share.......................                          $15.49
                                                                                                         ------
                                                                                                         ------


                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Operations                              Year Ended April 30, 1998

INVESTMENT INCOME

INCOME:                       Interest..........................................      $ 1,337,380
                              Cash dividends (net of $4,536 foreign taxes
                                withheld at source).............................          880,095
                                                                                      -----------
                                Total Income....................................                            $ 2,217,475

EXPENSES:                     Management fee--Note 3(a).........................          586,043
                              Shareholder servicing costs--Note 3(b)............          249,120
                              Registration fees.................................           43,201
                              Professional fees.................................           40,197
                              Custodian fees--Note 3(b).........................           24,037
                              Directors' fees and expenses--Note 3(c)...........           21,768
                              Prospectus and shareholders' reports..............           12,043
                              Loan commitment fees--Note 2......................              633
                              Miscellaneous.....................................           17,238
                                                                                      -----------
                                Total Expenses..................................                                994,280
                                                                                                            -----------

INVESTMENT INCOME--NET..........................................................                              1,223,195
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments and
                                foreign currency transactions:
                                   Long transactions...........................       $18,276,397
                                   Short sale transactions.....................          (196,174)
                              Net realized gain (loss) on forward currency
                                exchange contracts.............................           118,438
                              Net realized gain (loss) on financial futures:
                                   Long transactions...........................           450,229
                                   Short transactions..........................           (10,901)
                                                                                      -----------
                                      Net Realized Gain (Loss).................                              18,637,989
                              Net unrealized appreciation (depreciation) on
                                investments [including ($344,144) net unrealized
                                (depreciation) on financial futures]...........                               2,093,613
                                                                                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                              20,731,602
                                                                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                             $21,954,797
                                                                                                            -----------
                                                                                                            -----------

                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                  Year Ended        Year Ended
                                                                                April 30, 1998    April 30, 1997
                                                                                --------------    --------------
OPERATIONS:
   Investment income--net.................................................       $  1,223,195      $  1,278,329
   Net realized gain (loss) on investments................................         18,637,989         3,602,948
   Net unrealized appreciation (depreciation) on investments..............          2,093,613         4,067,820
                                                                                 ------------      ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..         21,954,797         8,949,097
                                                                                 ------------      ------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net..................................................        (1,063,176)       (1,364,500)
   Net realized gain on investments.......................................        (15,907,775)       (2,536,364)
                                                                                 ------------      ------------
         Total Dividends..................................................        (16,970,951)       (3,900,864)
                                                                                 ------------      ------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................         48,997,788        37,388,539
   Dividends reinvested...................................................         16,384,058         3,751,463
   Cost of shares redeemed................................................        (36,325,090)      (48,272,464)
                                                                                 ------------      ------------
         Increase (Decrease) in Net Assets from Capital Stock Transactions         29,056,756        (7,132,462)
                                                                                 ------------      ------------
            Total Increase (Decrease) in Net Assets.......................         34,040,602        (2,084,229)

NET ASSETS:
   Beginning of Period....................................................         60,855,726        62,939,955
                                                                                 ------------      ------------
   End of Period..........................................................       $ 94,896,328      $ 60,855,726
                                                                                 ------------      ------------
                                                                                 ------------      ------------
Undistributed investment income--net.......................................      $    432,228      $    272,209
                                                                                 ------------      ------------

                                                                                    Shares            Shares
                                                                                 ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................          3,100,069         2,577,794
   Shares issued for dividends reinvested.................................          1,167,787           272,042
   Shares redeemed........................................................         (2,287,416)       (3,370,046)
                                                                                 ------------      ------------
      Net Increase (Decrease) in Shares Outstanding.......................          1,980,440          (520,210)
                                                                                 ------------      ------------
                                                                                 ------------      ------------

                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                            Year Ended April 30,
                                                           ------------------------------------------------------
PER SHARE DATA:                                             1998       1997        1996        1995       1994(1)
                                                           ------     ------      ------      ------      -------
   Net asset value, beginning of period..............      $14.68     $13.49      $13.81      $12.49      $12.50
                                                           ------     ------      ------      ------      ------
   Investment Operations:
   Investment income--net............................         .24        .33         .32         .39         .24
   Net realized and unrealized gain (loss) on
     investments.....................................        4.40       1.83        1.70        1.35        (.11)
                                                           ------     ------      ------      ------      ------
   Total from Investment Operations..................        4.64       2.16        2.02        1.74         .13
                                                           ------     ------      ------      ------      ------
   Distributions:
   Dividends from investment income--net.............        (.24)      (.34)       (.38)       (.37)       (.13)
   Dividends from net realized gain on investments...       (3.59)      (.63)      (1.96)       (.05)       (.01)
                                                           ------     ------      ------      ------      ------
   Total Distributions...............................       (3.83)      (.97)      (2.34)       (.42)       (.14)
                                                           ------     ------      ------      ------      ------
   Net asset value, end of period....................      $15.49     $14.68      $13.49      $13.81      $12.49
                                                           ------     ------      ------      ------      ------
                                                           ------     ------      ------      ------      ------
TOTAL INVESTMENT RETURN..............................       34.33%     16.49%      15.67%      14.22%        .99%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........        1.27%      1.31%       1.25%        .67%        .16%(2)
   Ratio of net investment income to average net
     assets..........................................        1.57%      2.12%       2.16%       3.00%       2.48%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............         --         --          .27%       1.27%       1.58%(2)
   Portfolio Turnover Rate...........................      262.74%    223.50%     370.06%     160.11%       --
   Net Assets, end of period (000's Omitted).........     $94,896    $60,856     $62,940     $56,639     $51,063

------------------
(1) From July 1, 1993 (commencement of operations) to April 30, 1994.
(2) Not annualized.

                       See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

     Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Foreign currency transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

     The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

     (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged $195,348 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $41,063 pursuant to the transfer agency agreement.

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $24,037 pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

     (a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended April 30, 1998:

                                                                    Purchases               Sales
                                                                  ------------           ------------
   Long transactions.......................................       $217,387,986           $205,010,205
   Short sale transactions.................................          1,588,777              1,392,603
                                                                  ------------           ------------
       Total...............................................       $218,976,763           $206,402,808
                                                                  ============           ============

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)


     The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At April 30, 1998, there were no securities sold short outstanding.

     The following summarizes open forward currency exchange contracts at April 30, 1998:

                                                 Foreign Currency                                    Unrealized
Forward Currency Exchange Contracts                   Amount         Proceeds           Value       Appreciation
---------------------------------                 ---------------   -----------      -----------    -------------
Sales:
-----
   Japanese Yen, expiring 5/18/98..............     390,000,000     $3,064,712       $2,944,007       $ 120,705
                                                                                                      ---------
                                                                                                      ---------

     The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

     The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1998 are set forth in the Statement of Financial Futures.

     (b) At April 30, 1998, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $7,342,984, consisting of $8,977,338 gross unrealized appreciation and $1,634,354 gross unrealized depreciation.

     At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Asset Allocation Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Asset Allocation Fund, Inc., as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of April 30, 1998 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Asset Allocation Fund, Inc. at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

New York, New York
June 3, 1998

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

     For Federal tax purposes the Fund hereby designates $.7620 per share as a long-term capital gain distribution (of which 25.39% is subject to the 20% maximum Federal tax rate) of the $3.831 per share paid on December 11, 1997.

     The Fund also designates 5.80% of the ordinary dividends paid during the fiscal year ended April 30, 1998 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 1999 of the percentage applicable to the preparation of their 1998 income tax returns.

Dreyfus Asset Allocation Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      550AR984

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN  DREYFUS
ASSET ALLOCATION FUND, INC. WITH THE STANDARD & POOR'S 500
COMPOSITE STOCK PRICE INDEX AND A CUSTOMIZED BLENDED INDEX


EXHIBIT A:

                                   STANDARD
                                   & POOR'S
                      DREYFUS         500
                       ASSET       COMPOSITE
 PERIOD              ALLOCATION      STOCK     CUSTOMIZED
                       FUND,         PRICE       BLENDED
                        INC.        INDEX *     INDEX **

 7/1/93                10,000       10,000       10,000
4/30/94                10,099       10,227       10,107
4/30/95                11,535       12,010       11,362
4/30/96                13,342       15,636       13,623
4/30/97                15,542       19,564       15,879
4/30/98                20,878       27,598       20,113

*Source: Lipper Analytical Services, Inc.
**Source: Lipper Analytical Services, Inc., Lehman Brothers and
  Bank Rate Monitor

Dreyfus
Asset Allocation
Fund, Inc.
Annual Report

April 30, 1998



DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

     We are pleased to provide you with this report for Dreyfus Asset Allocation Fund, Inc. for the six-month period ended October 31, 1998. This period was marked by unusual volatility in the stock and bond markets. Your Fund produced a total return of -9.94%,* which compares with a total return of -0.40% for the Standard & Poor' s 500 Composite Stock Price Index,** which is made up entirely of common stocks, and a total return of 5.55% for the Lehman Brothers Aggregate Bond Index.*** We believe that a more accurate measure of the performance of the Fund is against a special customized blended index, which, like the Fund, is composed of bonds and cash equivalents as well as stocks. This benchmark index had a total return of 1.85% during the same period.(+)

Economic Review

     So far in 1998, the main regions of the world have had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year. The U.S. economy cooled enough over the months that the Fed decided to stand pat. Evidence of economic cooling continued to accumulate and worries about the world economy intensified. Financial stresses pushed the Fed to ease credit in both late September and mid-October. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of the Asian financial crisis. The Latin American economies weakened as the financial stresses spread throughout that region.

     A main influence on the U.S. economy this year was the foreign financial crisis and cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation helped the consumer sector as more of the growth in consumer income was left over after inflation to buy goods and services. Consumers benefited from a combination of good growth in income after inflation, a strong labor market and past increases in the price of assets they owned.

     The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and paper) and exports. One result of this industrial weakness was to cool off a U.S. economy that had been growing rapidly.

     The major change in the economic outlook over recent months has been a downward shift in expectations for world economic growth. A credit crunch developed in emerging countries and former communist countries, sharply reducing the economic outlook for Asia and Latin America as well as for commodity-exporting countries throughout the world. The effect on Europe and the U.S. has been to lower expectations of profit growth and drive down bond yields

     Evidence of a weaker world economy accumulated as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long-Term Capital Management (hedge fund) crisis through early October. However, proactive steps were taken to stabilize the Japanese banks, design a support package for Brazil and ease monetary policy. The prospects for world economic weakness and monetary ease in the major countries will be powerfully influenced by whether foreign financial stresses calm down or intensify in the coming months. There appears to be a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

Market Overview

     The six months ended October 31, 1998, encompassed some very different market phases. There was stock market strength during the early part of the period. Then small-cap indices started to erode in the spring and were joined by large-cap indices by midsummer. A sharp decline until the end of August was followed by a brief rebound and then a renewed decline amid financial fears until early October. The last few weeks of the fiscal year saw a strong rally in response to the easing of monetary policy. Returns on mid-cap and small-cap stock indices tended to be weaker than on large-caps, with a negative total return on small-cap indices.

     Three key trends influenced stock market behavior during the reporting period. First, the Federal Reserve kept the Federal Funds rate flat at 5.5% early in the half year, but then eased policy twice. Second, weakness in emerging country economies contributed to declining commodity prices and a drop in long-term Treasury bond yields to multidecade lows. Third, expectations for corporate profits dropped, first in the sectors sensitive to Asian developments such as oil, basic materials and exports and then for a broader list of stocks.

     The trigger for the sharp decline in stocks in August appeared to be the Russian default in the summer of 1998. This resulted in deepening concerns about weaker economic growth and corporate profits. There was also a global margin call on risky assets held by hedge funds and financial institutions. This raised the cost of debt financing for many corporations and many emerging countries. Expectations for economic activity in emerging countries in Asia and Latin America shifted down sharply while expectations for U.S. corporate profits weakened somewhat. Despite the fall in Treasury bond yields, financial stocks led the summer selloff due to concerns about financial contagion among emerging countries and potential loan losses by financial institutions. However, in the last few weeks of the fiscal year, these fears began to ebb and the stock market rebounded.

     The erosion of expectations about average corporate profit growth over the last year contributed to an outperformance by a small group of super-cap growth stocks. Investors had more confidence in the prospect for strong persistent earnings growth for this small group of stocks than for the broad market. Value stocks, which often have greater cyclical sensitivity to earnings fluctuations, lagged behind these super-growth stocks. In addition, many of the financial stocks that fall into the value category fell sharply following the Russian default and global margin call concerns.

Portfolio Focus

     There are basically three decision levels for the Dreyfus Asset Allocation
Fund: the asset allocation, the equity holdings and the fixed-income holdings.

Asset Allocation

     The Fund generally reduced the equity allocation over the past six months from close to the top of the permitted range to a more neutral weighting. While we believe that the longer-term investment environment for the stock market remains positive, there are several aforementioned uncertainties on the horizon that we think may have a dampening effect on corporate earnings in 1999. We believe that these uncertainties, while unlikely to produce an equity bear market, may bring the return on equities more in line with historical averages. We increased the allocation to bonds and cash to an overweight position from an underweight position when we reduced our equity exposure. This asset allocation strategy was a positive addition to performance results up until mid-October when the Federal Reserve triggered an equity rally by lowering the Fed Funds interest rate between normally scheduled Federal Reserve Board meetings.

Equity Holdings

     Equity investment results benefited from being overweight in industries such as retail drug stores and pharmaceuticals. Specific holdings that added to results are CVS, Rite Aid, Biogen and American Stores. Relative performance results were penalized by holdings including Perkin-Elmer, Sealed Air and OMI.

Fixed Income Holdings

     The fixed-income portfolio was positioned with duration moderately longer than the Lehman Brothers Aggregate Bond Index benchmark during most of the period. On balance, this added to the Fund's relative returns. The Fund's performance was negatively impacted by an allocation to corporate and mortgage bonds. These securities' spreads to Treasuries widened substantially, causing their prices to decline, in the months of August, September and October. Large liquidations by hedge funds and concerns about global economic conditions were the primary causes of this widening spread.

  We appreciate your investment in the Dreyfus Asset Allocation Fund.

              Sincerely,


             [Kevin M. McClintock signature]

              Kevin M. McClintock

              Senior Portfolio Manager

              Dreyfus Asset Allocation Fund, Inc.

November 27, 1998

New York, N.Y.


* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

***SOURCE: LEHMAN BROTHERS--The Lehman Brothers Aggregate Bond Index is a widely accepted, unmanaged index of corporate, government and government agency debt instruments, mortgage-backed securities and asset-backed securities. It reflects reinvestment of dividends and capital gain distributions.

(+)The customized blended index has been prepared by the Fund and is intended to be a more accurate comparison to the general portfolio composition than the Standard & Poor' s 500 Composite Stock Price Index alone. We have combined the performance of unmanaged indices that reflect benchmark percentages with respect to each asset class in which the Fund invests, as described in its Prospectus:
55% equity securities, 35% fixed-income securities and 10% short-term money market instruments. The customized blended index combines returns from the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index and the Bank Rate Monitor Index of money market returns, and is weighted to the benchmark percentages.


DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                         OCTOBER 31, 1998 (UNAUDITED)
                                                                                                    Principal
Bonds and Notes--17.0%                                                                               Amount            Value
-------------------------------------------------------                                          ____________       ___________
         Commercial Mortgage--1.2%  GMAC Commercial Mortgage Securities,
                                        Commercial Mortgage Pass-Through Ctfs.,
                                        Ser. 1996-C1, Cl. E, 7.86%, 2006 . . . . . . . . .       $  1,000,000     $     917,188

                                                                                                                   ____________
                   Financial--1.8%  Hyatt Equities, Notes,
                                        6.80%, 2000  . . . . . . . . . . . . . . . . . . .            500,000 (b)       509,430
                                    Presidential Life, Sr. Notes,
                                        9.50%, 2000  . . . . . . . . . . . . . . . . . . .            850,000           862,443
                                                                                                                   ____________
                                                                                                                      1,371,873
                                                                                                                   ____________
                  Industrial--1.3%  Dual Drilling, Sr. Sub. Notes,
                                        9.875%, 2004 . . . . . . . . . . . . . . . . . . .            500,000           520,000
                                    Philip Morris Cos., Notes,
                                        6.95%, 2006  . . . . . . . . . . . . . . . . . . .            500,000           526,962
                                                                                                                   ____________
                                                                                                                      1,046,962
                                                                                                                   ____________
        Residential Mortgage--5.1%  Norwest Asset Securities,
                                        Mortgage Pass-Through Ctfs.:
                                           Ser. 1997-11, B-2, 7%, 2027 . . . . . . . . . .            520,891           496,555
                                           Ser. 1997-11, B-3, 7%, 2027 . . . . . . . . . .            744,271 (b)       701,476
                                           Ser. 1998-13, B-4, 6.25%, 2028  . . . . . . . .            747,779           672,121
                                           Ser. 1998-13, B-5, 6.25%, 2028  . . . . . . . .            248,927 (b)       180,501
                                           Ser. 1998-D6, A-4, 7.595%, 2028 . . . . . . . .          2,000,000         1,901,875
                                                                                                                   ____________
                                                                                                                      3,952,528
                                                                                                                   ____________
                U.S. Governments &
                    Agencies--7.6%  Federal Home Loan Mortgage, REMIC,
                                        Multiclass Mortgage Participation Ctfs.:
                                           Ser. 1999, Cl. PW, 7%, 8/15/2026  . . . . . . .          3,755,714 (a)       563,357
                                           Ser. 2068, Cl. IA, 6.50%, 10/15/2023  . . . . .          9,063,907 (a)     1,458,723
                                    Federal National Mortgage Association,
                                        9%, 8/1/2026 . . . . . . . . . . . . . . . . . . .            424,398           448,665
                                    Federal National Mortgage Association REMIC Trust,
                                        Gtd. Pass-Through Ctfs.:
                                           Ser. 1993-86, Cl. HA, 9.64%, 6/25/2008  . . . .          1,000,000 (a)       371,344
                                           Ser. 1997-40, Cl. PF, 7%, 12/18/2026  . . . . .          1,000,000 (a)       197,656
                                    U.S. Treasury Bonds,
                                        8.75%, 5/15/2017 . . . . . . . . . . . . . . . . .          2,000,000         2,796,200
                                                                                                                   ____________
                                                                                                                      5,835,945
                                                                                                                   ____________
                                    TOTAL BONDS AND NOTES
                                        (cost $14,359,044) . . . . . . . . . . . . . . . .                          $13,124,496

                                                                                                                   ____________
Common Stocks--47.8%                                                                              Shares
------------------------------------------------------------------------------------------      ____________       ____________
       Consumer Non-durables--7.5%  Philip Morris Cos. . . . . . . . . . . . . . . . . . .             64,900      $  3,318,013
                                    Ralston-Purina Group . . . . . . . . . . . . . . . . .             75,000         2,503,125
                                                                                                                   ____________
                                                                                                                      5,821,138
                                                                                                                   ____________

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)             OCTOBER 31, 1998 (UNAUDITED)

Common Stocks (continued)                                                                       Shares              Value
-------------------------------------------------------                                      ____________          ____________
           Consumer Services--1.4%  Clear Channel Communications . . . . . . . . . . . . .         20,000 (c)     $     911,250
                                    Spanish Broadcasting System (Warrants) . . . . . . . .          1,000 (b,c)         205,000
                                                                                                                   ____________
                                                                                                                      1,116,250
                                                                                                                   ____________
       Electronic Technology--9.0%  Applied Materials. . . . . . . . . . . . . . . . . . .         70,000 (c)         2,428,125
                                    Intel  . . . . . . . . . . . . . . . . . . . . . . . .         16,300             1,453,756
                                    Perkin-Elmer . . . . . . . . . . . . . . . . . . . . .         36,000             3,035,250
                                                                                                                    ____________
                                                                                                                      6,917,131
                                                                                                                    ____________
                     Finance--4.6%  Everest Reinsurance Holdings . . . . . . . . . . . . .         55,000             1,894,063
                                    NAC Re . . . . . . . . . . . . . . . . . . . . . . . .         35,000             1,695,312
                                                                                                                    ____________
                                                                                                                      3,589,375
                                                                                                                    ____________
           Health Technology--5.7%  Biogen . . . . . . . . . . . . . . . . . . . . . . . .         33,000 (c)         2,293,500
                                    Medtronic  . . . . . . . . . . . . . . . . . . . . . .         33,000             2,145,000
                                                                                                                    ____________
                                                                                                                      4,438,500
                                                                                                                    ____________
         Industrial Services--3.8%  Waste Management . . . . . . . . . . . . . . . . . . .         65,000             2,933,125
                                                                                                                    ____________
          Non-Energy Minerals--.3%  Aluminum Co. of America. . . . . . . . . . . . . . . .          3,000               237,750
                                                                                                                    ____________
          Process Industries--3.3%  Sealed Air . . . . . . . . . . . . . . . . . . . . . .         71,000 (c)         2,516,063
                                                                                                                    ____________
                Retail Trade--7.5%  American Stores. . . . . . . . . . . . . . . . . . . .         70,000             2,279,375
                                    CVS  . . . . . . . . . . . . . . . . . . . . . . . . .         25,000             1,142,187
                                    Rite Aid . . . . . . . . . . . . . . . . . . . . . . .         60,000             2,381,250
                                                                                                                    ____________
                                                                                                                      5,802,812
                                                                                                                    ____________
               Transportation--.6%  Marine Transport . . . . . . . . . . . . . . . . . . .         14,490 (c)            29,433
                                    OMI  . . . . . . . . . . . . . . . . . . . . . . . . .        120,000 (c)           450,000
                                                                                                                    ____________
                                                                                                                        479,433
                                                                                                                   ____________
                   Utilities--4.1%  Niagara Mohawk Power . . . . . . . . . . . . . . . . .         65,000 (c)           950,625
                                    Pinnacle West Capital  . . . . . . . . . . . . . . . .         50,000             2,190,625
                                                                                                                   ____________
                                                                                                                      3,141,250
                                                                                                                   ____________
                                    TOTAL COMMON STOCKS
                                        (cost $33,307,996) . . . . . . . . . . . . . . . .                          $36,992,827
                                                                                                                   ____________
Convertible Preferred Stocks--3.6%
-------------------------------------------------------
     Energy Minerals;  Union Pacific Cap. Trust, 6.25%
                                        (cost $3,000,000)  . . . . . . . . . . . . . . . .         60,000 (b)      $  2,760,000
                                                                                                                   ____________
Preferred Stocks--2.3%
-------------------------------------------------------
   Consumer Services;  Spanish Broadcasting System
                                        (cost $1,728,815)  . . . . . . . . . . . . . . . .          1,797 (b)      $  1,770,045
                                                                                                                   ____________
DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)             OCTOBER 31, 1998 (UNAUDITED)
                                                                                               Principal
Short-Term Investments--29.4%                                                                   Amount                 Value
------------------------------------------------------                                      ____________          ____________
              U.S. Treasury Bills:  3.80%, 12/31/98. . . . . . . . . . . . . . . . . . . .  $     725,000 (d)     $     720,128
                                    3.88%, 1/14/99 . . . . . . . . . . . . . . . . . . . .        654,000               648,467
                                    4.30%, 1/21/99 . . . . . . . . . . . . . . . . . . . .     21,541,000            21,324,082
                                                                                                                   ____________
                                    TOTAL SHORT-TERM INVESTMENTS
                                        (cost $22,723,294) . . . . . . . . . . . . . . . .                          $22,692,677

                                                                                                                   ____________
TOTAL INVESTMENTS (cost $75,119,149) . . . . . . . . . . . . . . . . . . . . . . . . . . .          100.1%          $77,340,045
                                                                                                   _______         ____________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .            (.1%)         $   (63,326)
                                                                                                   _______         ____________
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          100.0%          $77,276,719
                                                                                                   _______         ____________

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Notional face amount shown. Interest only obligation.

(b)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to $6,126,452 or approximately 7.9% of net assets.

(c) Non-income producing.

(d)Partially held by custodian in a segregated account as collateral for open financial futures positions.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF FINANCIAL FUTURES                   OCTOBER 31, 1998 (UNAUDITED)

                                                                                                                  Unrealized
                                                                            Market Value                         Appreciation
                                                                               Covered                          (Depreciation)
                                                            Contracts       by Contracts        Expiration        at 10/31/98
                                                           ____________    _______________    ______________    ______________
5 Year U.S. Treasury Notes (long). . . . . . . . . . . .        401           $45,970,893      December '98           $31,658
30 Year U.S. Treasury Bonds (short). . . . . . . . . . .         15             1,933,594      December '98              (938)
                                                                                                                     ________
                                                                                                                      $30,720
                                                                                                                     ________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES              OCTOBER 31, 1998 (UNAUDITED)
                                                                                                      Cost             Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .      $75,119,149       $77,340,045
                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              128,498
                                 Dividends and interest receivable . . . . . . . . . . . .                              325,679
                                 Receivable for shares of Common Stock subscribed  . . . .                                  308
                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                9,770
                                                                                                                 ____________
                                                                                                                     77,804,300
                                                                                                                   ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               65,411
                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               16,092
                                 Payable for futures variation margin--Note 4(a) . . . . .                              262,094
                                 Payable for shares of Common Stock redeemed . . . . . . .                              153,115
                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               30,869
                                                                                                                   ____________
                                                                                                                        527,581
                                                                                                                   ____________
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $77,276,719
                                                                                                                   ____________

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $72,645,472
                                 Accumulated undistributed investment income--net  . . . .                            1,252,275
                                 Accumulated net realized gain (loss) on investments . . .                            1,127,356
                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments (including $30,720 net unrealized
                                   appreciation on financial futures)--Note 4(b) . . . . .                            2,251,616
                                                                                                                   ____________
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $77,276,719
                                                                                                                   ____________
SHARES OUTSTANDING
(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            5,541,026

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $13.95
                                                                                                                        _______

                     SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS         SIX MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . . . . . .     $      790,811
                                 Cash dividends  . . . . . . . . . . . . . . . . . . . . .            553,580
                                                                                                 ____________
                                        Total Income . . . . . . . . . . . . . . . . . . .                        $   1,344,391
EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .            318,193
                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            144,139
                                 Professional fees . . . . . . . . . . . . . . . . . . . .             27,120
                                 Registration fees . . . . . . . . . . . . . . . . . . . .             15,201
                                 Directors' fees and expenses--Note 3(c) . . . . . . . . .              8,949
                                 Prospectus and shareholders' reports  . . . . . . . . . .              7,205
                                 Custodian fees--Note 3(b) . . . . . . . . . . . . . . . .              2,550
                                 Loan commitment fees --Note 2 . . . . . . . . . . . . . .                287
                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .                700
                                                                                                 ____________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                              524,344
                                                                                                                   ____________
INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              820,047

                                                                                                                   ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                                 Net realized gain (loss) on investments and foreign
                                     currency transactions . . . . . . . . . . . . . . . .      $  (5,584,538)
                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . . . . . .            201,788
                                 Net realized gain (loss) on financial futures:
                                    Long Transacations . . . . . . . . . . . . . . . . . .            526,458
                                    Short Transactions . . . . . . . . . . . . . . . . . .           (329,985)
                                                                                                 ____________
                                        Net Realized Gain (Loss) . . . . . . . . . . . . .                           (5,186,277)
                                 Net unrealized appreciation (depreciation) on investments
                                    and foreign currency transactions (including $375,239
                                    net unrealized appreciation on financial futures)  . .                           (5,091,368)

                                                                                                                   ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                         $(10,277,645)
                                                                                                                   ____________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                        $  (9,457,598)
                                                                                                                   ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                                          Six Months Ended
                                                                                          October 31, 1998       Year Ended
                                                                                             (Unaudited)        April 30, 1998
                                                                                              __________         ____________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $    820,047        $   1,223,195
  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . . . . .        (5,186,277)          18,637,989
  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . . . . .        (5,091,368)           2,093,613
                                                                                            ____________         ____________
    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . .        (9,457,598)          21,954,797
                                                                                            ____________         ____________
DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          ----               (1,063,176)
  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . . . . .          ----              (15,907,775)
                                                                                            ____________         ____________
    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          ---               (16,970,951)
                                                                                            ____________         ____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . .         9,823,780           48,997,788
  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          ---                16,384,058
  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (17,985,791)         (36,325,090)
                                                                                            ____________         ____________

    Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . .        (8,162,011)          29,056,756
                                                                                          ____________         ____________
       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . .      (17,619,609)           34,040,602
NET ASSETS:
  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        94,896,328           60,855,726
                                                                                            ____________         ____________
  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 77,276,719         $ 94,896,328
                                                                                            ____________         ____________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . .     $   1,252,275       $      432,228
                                                                                            ____________         ____________
                                                                                               Shares               Shares
                                                                                            ____________         ____________

CAPITAL SHARE TRANSACTIONS:
  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           685,854            3,100,069
  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . . . . .          ---                 1,167,787
  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (1,269,689)          (2,287,416)
                                                                                            ____________         ____________
    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . . . . .          (583,835)           1,980,440
                                                                                            ____________         ____________
                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                        Six Months Ended
                                                        October 31, 1998                 Year Ended April 30,
                                                                              _____________________________________________
PER SHARE DATA:                                           (Unaudited)        1998       1997       1996       1995    1994 (1)
                                                        __________         ______    ______     ______     ______     ______
   Net asset value, beginning of period  . . . . . .      $15.49           $14.68    $13.49     $13.81     $12.49     $12.50
                                                          ______           ______    ______     ______     ______     ______
   Investment Operations:
   Investment income--net  . . . . . . . . . . . . .         .16              .24       .33        .32        .39        .24
   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . .       (1.70)            4.40      1.83       1.70       1.35       (.11)
                                                          ______           ______    ______     ______     ______     ______
   Total from Investment Operations  . . . . . . . .      (1.54)             4.64      2.16       2.02       1.74        .13
                                                          ______           ______    ______     ______     ______     ______
   Distributions:
   Dividends from investment income--net . . . . . .          --             (.24)     (.34)      (.38)      (.37)      (.13)
   Dividends from net realized gain on investments . .        --            (3.59)     (.63)     (1.96)      (.05)      (.01)
                                                          ______           ______    ______     ______     ______     ______
   Total Distributions . . . . . . . . . . . . . . .          --            (3.83)     (.97)     (2.34)      (.42)      (.14)
                                                          ______           ______    ______     ______     ______     ______
   Net asset value, end of period  . . . . . . . . .      $13.95           $15.49    $14.68     $13.49     $13.81     $12.49
                                                          ______           ______    ______     ______     ______     ______
TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . .       (9.94%)(2)       34.33%    16.49%     15.67%     14.22%       .99%(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . .          .62%(2)        1.27%     1.31%      1.25%       .67%       .16%(2)
   Ratio of net investment income
       to average net assets . . . . . . . . . . . .          .97%(2)        1.57%     2.12%      2.16%      3.00%      2.48%(2)
   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . .           --              --        --        .27%      1.27%      1.58%(2)
   Portfolio Turnover Rate . . . . . . . . . . . . .       118.19%(2)       262.74%  223.50%    370.06%    160.11%         --
   Net Assets, end of period (000's Omitted) . . . .     $ 77,277         $ 94,896 $ 60,856   $ 62,940   $ 56,639   $ 51,063
-----------------------------

(1)  From July 1, 1993 (commencement of operations) to April 30, 1994.

(2)  Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

     Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

     (b) Foreign currency transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss form investments.

     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

     (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

     (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

     The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

     (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, the Fund was charged $106,064 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $24,042 pursuant to the transfer agency agreement.

     The Fund compensates Mellon under a custody agreement for providing custodial services for the Fund. During the period ended October 31, 1998, the Fund was charged $2,550 pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

     (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended October 31, 1998, amounted to $92,701,326 and $120,528,468, respectively.

     The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1998, there were no open forward currency exchange contracts.

     The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments DREYFUS ASSET ALLOCATION FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1998, are set forth in the Statement of Financial Futures.

     (b) At October 31, 1998, accumulated net unrealized appreciation on investments and financial futures was $2,251,616, consisting of $6,452,658 gross unrealized appreciation and $4,201,042 gross unrealized depreciation.

     At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS ASSET ALLOCATION FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                             550SA9810

Asset Allocation

Fund, Inc.

Semi-Annual

Report

October 31, 1998

                        DREYFUS LIFETIME PORTFOLIOS, INC.
                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

          The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, filed on March 30, 1995.

ITEM 16. Exhibits - All references are to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, filed on March 30, 1995 (File No. 33-66088) (the "Registration Statement") unless otherwise noted.

     (1) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on July 23, 1993 and Exhibit (1)(b) of the Registration Statement.

     (2) Registrant's Bylaws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

     (3)       Not Applicable.

     *(4)      Form of Agreement and Plan of Reorganization.

     (5)       Not Applicable.

     (6)(a)    Management Agreement is incorporated by reference to Exhibit
               (5)(a) of the Registration Statement.

     (6)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(b) of the Registration Statement.

     (7)       Distribution Agreement is incorporated by reference to Exhibit
               (6)(a) of the Registration Statement.

     (8)       Not Applicable.

     (9)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

     (9)(b)    Sub-Custodian Agreements are incorporated by reference to Exhibit
               (8)(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

     (10)      Not Applicable.

     (11)(a) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 23, 1993.

     (11)(b)   Consent of Stroock & Stroock & Lavan LLP.

     (12) Opinion and consent of Stroock & Stroock & Lavan LLP regarding tax matters.

     (13)      Not Applicable.

     (14)      Consent of Independent Auditors.

     (15)      Not Applicable.

   **(16)      Powers of Attorney.

  ***(17)(a)   Form of Proxy.

     (17)(b)   Registrant's Prospectus dated February 1, 1999.

     (17)(c) Dreyfus Asset Allocation Fund, Inc.'s Prospectus dated September 1, 1998, as revised October 14, 1998.

ITEM 17.    UNDERTAKINGS.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

--------

*    Filed herewith as Exhibit A to the Prospectus/Proxy Statement.

*    Incorporated by reference to the signature page hereto.

**   Filed herewith as part of the Prospectus/Proxy Statement.

                                   SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 7th day of May, 1999.

                                         DREYFUS LIFETIME PORTFOLIOS, INC.

                                         By:/S/MARIE E. CONNOLLY
                                            -----------------------------
                                            Marie E. Connolly, President

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Margaret W. Chambers, Marie E. Connolly, Christopher J. Kelley, Kathleen K. Morrisey, Stephanie Pierce and Elba Vasquez, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/S/MARIE E. CONNOLLY               President and                 May 7, 1999
----------------------------       Treasurer (Principal
Marie E. Connolly                  Executive and Financial
                                   Officer)


/S/JOHN F. TOWER, III              Vice President                May 7, 1999
----------------------------       Assistant Treasurer
John F. Tower, III                 (Principal Accounting
                                   Officer)


/S/JOSEPH S. DIMARTINO             Chairman of the Board         May 7, 1999
-----------------------------      of Directors
Joseph S. DiMartino


/S/DAVID W. BURKE                  Board Member                  May 7, 1999
-----------------------------
David W. Burke


/S/LUCY WILSON BENSON              Board Member                  May 7, 1999
-----------------------------
Lucy Wilson Benson


/S/MARTIN D. FIFE                  Board Member                  May 7, 1999
-----------------------------
Martin D. Fife


/S/WHITNEY I. GERARD               Board Member                  May 7, 1999
-----------------------------
Whitney I. Gerard


/S/ROBERT R. GLAUBER               Board Member                  May 7, 1999
-----------------------------
Robert R. Glauber


/S/ARTHUR A. HARTMAN               Board Member                  May 7, 1999
-----------------------------
Arthur A. Hartman


/S/GEORGE L. PERRY                 Board Member                  May 7, 1999
-----------------------------
George L. Perry


/S/PAUL WOLFOWITZ                  Board Member                  May 7, 1999
--------------------------
Paul Wolfowitz

                                 EXHIBIT INDEX

Exhibit 11(b)  Consent of Stroock & Stroock & Lavan LLP

Exhibit 12 Opinion and Consent of Stroock & Stroock & Lavan LLP regarding tax matters

Exhibit 14     Consent of Independent Auditors

Exhibit 17(b)  Registrant's Prospectus dated February 1, 1999

Exhibit 17(c) Dreyfus Asset Allocation Fund, Inc.'s Prospectus dated September 1, 1998 as revised October 14, 1998